                              AMERICAN

                                           SKANDIA
                                                    TRUST

     ---------------------------------------------------------------------------
                                               ANNUAL REPORT

     ---------------------------------------------------------------------------

                                             DECEMBER 31, 1996

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The AST Putnam International Equity Portfolio (formerly the Seligman Henderson International Equity Portfolio) showed a total return of 9.65% for the year ended December 31, 1996. This compared to a return of 6.05% from the unmanaged Morgan Stanley Capital International (MSCI) EAFE Index during this period.

During 1996 all EAFE markets except Japan had positive returns, with strong returns in continental Europe and South East Asia. The poor Japanese stock market performance was exacerbated by the weakness of the yen during 1996. The outperformance of the Portfolio for the year came from a combination of market selection, stock selection and currency hedging. An overweight position in continental Europe combined with an underweight position in Japan, along with hedging of the yen, contributed positively to returns.

On October 15, 1996 Putnam Investment Management, Inc. became the sub-advisor to the Portfolio. Putnam believes that the overall outlook for international economies and stock markets remains positive, and that in an environment of political stability, moderate GDP growth, rising corporate profits, low inflation, and lower fiscal deficits, non-U.S. financial assets should continue to perform well.

              Measurement Period                  AST Putnam International
             (Fiscal Year Covered)                    Equity Portfolio           MSCI EAFE Index
4/19/89                                                              10000                      10000
12/89                                                                13760                      10922
12/90                                                                13341                       8361
12/91                                                                14275                       9375
12/92                                                                13084                       8234
12/93                                                                17808                      10915
12/94                                                                18278                      11764
12/95                                                                20105                      13082
12/96                                                                22045                      13873

                                                                                       Since Inception
                                                             1 Year        5 Year         on 4/19/89
                                                           -----------   -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                              9.65%         9.08%           10.80%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

Lord Abbett Growth and Income Portfolio produced a total return of 18.56% for the year ended December 31, 1996 versus 22.91% for the unmanaged Standard & Poor's 500 Index.

The past year saw the stock market averages climb to new heights, against a background of modest economic growth, low inflation and volatile interest rates. The underperformance of the Portfolio relative to the index was attributable to its focus on value stocks, which underperformed the market as represented by the S&P 500 Index in 1996. As value managers, Lord Abbett & Co. established an important position in the technology sector early in the year and used the market correction in June and July to add to these holdings at attractive prices. Indeed, the Portfolio benefited as these stocks increased in value toward the close of the fiscal year. Additionally, holdings in consumer non-durables, such as food, pharmaceutical, household product and agriculture stocks, were steadily increased during the year and performed well.

Lord Abbett anticipates that in 1997 the economy will slow to a sustainable growth rate of 2% or less with inflation averaging 2 1/2-3%. Against this backdrop, long-term interest rates should decline and therefor they continue to overweight interest-sensitive stocks, particularly financial companies. While 1996's corporate profits have proven more robust than expected (attributable to the lingering effects of cost-cutting and productivity gains), Lord Abbett forecasts flat profits for 1997 as earnings disappointments accelerate. They believe their disciplined investment process will continue to uncover company-specific investment values that provide good opportunity for price appreciation at less-than-market risk.

              Measurement Period                   Lord Abbett Growth and
             (Fiscal Year Covered)                    Income Portfolio            S&P 500 Index
5/1/92                                                               10000                      10000
12/92                                                                10700                      10711
12/93                                                                12164                      11788
12/94                                                                12434                      11938
12/95                                                                16029                      16422
12/96                                                                19003                      20184

                                                                                     Since Inception
                                                                         1 Year         on 5/1/92
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         18.56%           14.72%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

JANCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

Stocks moved ahead again in 1996, ending the year near record highs. For the year the JanCap Growth Portfolio had a total return of 28.36%, compared with a gain of 22.91% for the unmanaged Standard & Poor's 500 Index.

The equity markets returned to a more normal state of volatility in 1996. However, stocks continued to post impressive gains, as nearly ideal economic conditions and record corporate profits have helped lift stock valuations. The moderate economic growth, mild inflation, and low interest rates of the past few years have provided a healthy climate for business.

The Portfolio received solid returns from a number of sources, including its financial services, technology, and other dominant franchise holdings. Janus Capital Corporation believes many of the financial services holdings should continue to enjoy excellent lending margins, and should also be able to extend their domination of selected markets. Recently, they selectively trimmed or sold positions in software and sports apparel companies as they approached high valuations.

Although Janus expects greater market volatility in 1997, they continue to be very positive about equities. Janus stayed the course in 1996, and, unless there is a radical change in the current economic and business environment, they intend to do the same in 1997. Janus believes its focus on large, high-quality growth companies should continue to serve the Portfolio well.

              Measurement Period
             (Fiscal Year Covered)                JanCap Growth Portfolio         S&P 500 Index
11/6/92                                                              10000                      10000
12/92                                                                10530                      10457
12/93                                                                11780                      11508
12/94                                                                11248                      11656
12/95                                                                15520                      16033
12/96                                                                19921                      19706

                                                                                     Since Inception
                                                                         1 Year         on 11/6/92
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         28.36%           18.04%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FEDERATED UTILITY INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 1996 the Federated Utility Income Portfolio had a total return of 11.53%. For the same period the unmanaged Standard & Poor's 500 Index had a total return of 22.91%, while the unmanaged Standard & Poor's Utilities Index had a total return of 3.13%.

The Portfolio's return was bolstered by an 11% allocation to natural gas, a sector which enjoyed a nearly 33% total return in 1996. An allocation of 9% to international utilities contributed to the Portfolio's return, as international utilities significantly outperformed domestic utilities in 1996. The interest rate-sensitive domestics were held back by a poorly performing bond market.

Federated Investment Counseling expects to see more synergistic utility mergers in 1997. Further competitive rulings in the electric and telecommunications industries should reduce uncertainty in these groups. Lastly, Federated believes that utilities retain their defensive investment qualities as the general stock market becomes increasingly volatile.

         Measurement Period              Federated Utility
        (Fiscal Year Covered)            Income Portfolio        S&P 500 Index      S&P Utilities Index
5/4/93                                                10000                 10000                 10000
12/93                                                 10790                 10792                 10541
12/94                                                 10040                 10930                  9704
12/95                                                 12664                 15035                 13795
12/96                                                 14124                 18479                 14227

                                                                                     Since Inception
                                                                         1 Year         on 5/4/93
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         11.53%           9.88%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------

The AST Putnam Balanced Portfolio (formerly the AST Phoenix Balanced Asset Portfolio) had a total return of 11.23% for the year ended December 31, 1996. That compared with returns of 14.62% for the weighted unmanaged index of 60% Standard & Poor's 500 Index and 40% Lehman Brothers Government/Corporate Index (weighted index), and 14.40% for the blended unmanaged benchmark of 55% S&P 500, 35% Lehman Brothers Aggregate Bond and 10% Salomon Brothers Three-month Treasury Bill indexes. The weighted index has been adopted as the new comparative index as the result of changes in the manner in which the Portfolio is managed related to the change of its sub-advisor. The primary reason for the Portfolio's underperformance compared to the weighted index was its relative underweighting in U.S. equities throughout the year.

Putnam Investment Management, Inc. began managing the Portfolio on October 15, 1996. The Portfolio at year-end was fully invested in a broadly diversified balanced portfolio of stocks and bonds with a primary focus on U.S. large company value-oriented stocks and U.S. investment grade bonds.

Putnam's quantitative and fundamental analyses indicate that the U.S. stock market is fairly valued. However, they believe it is vulnerable to inflationary and interest rate surprises or widespread earnings disappointment. They believe the U.S. bond market is slightly overvalued due to modestly increasing inflation and the prospect of continuing economic growth. As a result, Putnam favors stocks over bonds in the short-term, including selected opportunities in attractively valued overseas markets.

                                                                60% S&P 500/40%
         Measurement Period               AST Putnam Bal-       LB-GC Weighted
        (Fiscal Year Covered)             anced Portfolio            Index            Blended Index
5/4/93                                                10000                 10000                 10000
12/93                                                 10570                 10691                 10633
12/94                                                 10580                 10630                 10653
12/95                                                 12971                 13817                 13554
12/96                                                 14427                 15837                 15506

                                                                                     Since Inception
                                                                         1 Year         on 5/4/93
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         11.23%           10.51%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

Federated High Yield Portfolio achieved a total return of 13.58% for 1996 compared to 11.06% for the unmanaged Merrill Lynch High Yield Index.

The Portfolio outperformed the index because of several factors. Firstly, Federated Investment Counseling had a much smaller weighting in Double B rated securities. Double Bs were more negatively impacted by the roughly 85 basis point increase in the general level of interest rates than was the overall high yield market. For example, the more credit-sensitive Merrill Lynch Single B Index outperformed the more interest rate-sensitive Merrill Lynch Double B Index by over 570 basis points. Secondly, the Portfolio benefited from considerable merger and acquisition activity as well as equity and debt tender offers involving portfolio holdings. These corporate actions typically resulted in securities being retired at attractive prices relative to the overall market. Finally, the Portfolio benefited from good credit experience during the year, for the most part avoiding large deteriorating issuers.

              Measurement Period                    Federated High Yield     Merrill Lynch High Yield
             (Fiscal Year Covered)                       Portfolio                    Index
1/4/94                                                               10000                      10000
12/94                                                                 9690                       9884
12/95                                                                11587                      11851
12/96                                                                13161                      13163

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         13.58%           9.61%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

The T. Rowe Price Asset Allocation Portfolio had a total return of 13.14% for 1996, compared with a return of 14.62% for the weighted unmanaged index of 60% Standard & Poor's 500 Index and 40% Lehman Brothers Government/Corporate Index.

T. Rowe Price Associates maintains an allocation of the Portfolio to foreign stocks and increased that allocation during the year. Most overseas markets did not perform as well as the S&P 500, which returned 22.91% for the year, causing the Portfolio's total return to lag its benchmark index. Nevertheless, absolute performance was strong, and T. Rowe Price believes foreign equities offer very good value at this time and provide greater diversification.

Although T. Rowe Price believes many U.S. stocks appear to be overvalued, they expect the domestic market to make further progress, although returns could be more restrained than during the past two years. Overseas, many world economies are expanding, as a result of lower interest rates and stronger corporate earnings. Accordingly, T. Rowe Price believes that international markets can provide solid investment opportunities for the Portfolio in the coming year.

              Measurement Period                    T. Rowe Price Asset
             (Fiscal Year Covered)                  Allocation Portfolio          Weighted Index
1/4/94                                                               10000                      10000
12/94                                                                 9940                       9943
12/95                                                                12262                      12923
12/96                                                                13874                      14813

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         13.14%           11.55%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

PIMCO TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------

The PIMCO Total Return Bond Portfolio had a total return of 3.42% for the year 1996. This compares to a return of 3.63% for the unmanaged Lehman Brothers Aggregate Bond Index.

Interest rates rose and bond prices fell during 1996, which was an adverse environment for the bullishly-positioned PIMCO Total Return Bond Portfolio. Investments in higher yielding mortgage-backed securities, lower credit quality bonds and emerging market bonds produced strong performance results which partially offset the effect of lower prices due to rising interest rates.

PIMCO expects interest rates to move in a relatively narrow band during 1997 with a strong possibility of falling rates and rising bond prices later in the year. At current rates, bonds offer an attractive yield relative to the earnings yield (earnings to price ratio) of the major stock indices.

              Measurement Period                  PIMCO Total Return Bond
             (Fiscal Year Covered)                       Portfolio              LB Aggregate Index
1/4/94                                                               10000                      10000
12/94                                                                 9750                       9708
12/95                                                                11581                      11502
12/96                                                                11977                      11919

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                          3.42%           6.21%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

INVESCO EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------

The INVESCO Equity Income Portfolio showed a total return of 17.09% for the year ending December 31, 1996. This compares to a return of 22.91% for the unmanaged Standard & Poor's 500 Index.

For the second consecutive year stocks handily outperformed bonds. The 70% equity portion of the Portfolio outperformed the S&P 500 Index while the fixed income component outperformed its peers. Consistent earnings growth continues to be the main objective of the Portfolio, which benefited from positions in companies demonstrating superior growth potential.

Looking ahead, INVESCO Trust Company expects another year of moderate growth and inflation, with interest rates trading in a narrow range. This should provide a favorable environment for those quality companies which can provide consistent earnings growth. The Portfolio will remain diversified, concentrating on those companies which are believed to possess excellent management, leadership positions, strong balance sheets, and overall quality and liquidity. As always, the Portfolio will be constructed to provide an above-average yield; at year end the overall yield exceeded 3%.

              Measurement Period                   INVESCO Equity Income
             (Fiscal Year Covered)                       Portfolio                S&P 500 Index
1/4/94                                                                9970                      10030
12/94                                                                 9750                      10128
12/95                                                                12682                      13931
12/96                                                                14849                      17123

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         17.09%           14.11%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FOUNDERS CAPITAL APPRECIATION PORTFOLIO

--------------------------------------------------------------------------------

1996 was another strong year for stocks. The Founders Capital Appreciation Portfolio achieved a total return of 20.05% for the year ended December 31, 1996. While this trailed the unmanaged Standard & Poor's 500 Index return of 22.91% it compared favorably to the unmanaged small-cap Russell 2000 Index return of 16.49%.

The Portfolio's performance benefited from the low inflation, moderate growth environment during the year, and saw particular strength in sectors like retail, energy, technology and telecommunications. Healthcare was a mixed bag in terms of performance for 1996, but Founders Asset Management believes it continues to offer opportunities for 1997.

1997 OUTLOOK
Some believe that the market is too expensive as measured by price to book, dividend yield, and a multiple of earnings. However, with the global economy growing quite slowly and mixed signals in the U.S., it is plausible that good things are yet to come in 1997. Founders believes that inflation continues to be contained and global competitiveness will continue to put pressure on pricing power such that corporations will continue to focus on lowering costs and increasing productivity. Interest rates generally continue to trend down globally with the most risk in the U.S., where an acceleration in growth could raise concerns over what action the Federal Reserve Board might take. Founders is optimistic that rates will remain stable, which should allow growth companies to continue to earn premium valuations.

              Measurement Period                      Founders Capital
             (Fiscal Year Covered)                 Appreciation Portfolio         S&P 500 Index
1/4/94                                                               10000                      10000
12/94                                                                10840                      10128
12/95                                                                14369                      13931
12/96                                                                17249                      17123

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         20.05%           19.97%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The Portfolio had a total return of 14.17% for the year ended December 31, 1996, compared to a total return of 6.05% for the unmanaged Morgan Stanley Capital International (MSCI) EAFE Index.

Country allocations contributed to the outperformance of the Portfolio for the year. The largest source of value added was your Portfolio's substantial underweighting in Japan. The European contribution was positive with successful overweightings in the Netherlands, France and Norway more than offsetting the negative impact of an underweight position in the U.K. Value was also added in Latin America, primarily through your Portfolio's exposure to Brazil -- although it was subtracted in the Pacific, with the negative impact of positions in Korea and Thailand more than outweighing the positive impact of an overweight position in Hong Kong.

Over the year, the emphasis of Rowe Price-Fleming International, Inc. has remained biased towards the fast growing economies of the Pacific and Latin America at the expense of Japan. European exposure was slightly underweight at yearend with overweightings in the Netherlands, France and Norway more than matched by underweightings in the stock markets of the U.K., Germany and Switzerland.

1996 was generally a reasonable year for international markets despite the disappointing performance of Japan. Looking into 1997, Rowe Price-Fleming is optimistic that international markets as a group can make further progress and should finally be able to outpace the aging U.S. juggernaut. The economic outlook world-wide remains supportive with steady, if unexciting, growth being seen in both Europe and Japan.

              Measurement Period                   T. Rowe Price Interna-
             (Fiscal Year Covered)                tional Equity Portfolio       MSCI / EAFE Index
1/4/94                                                               10000                      10000
12/94                                                                 9620                      10777
12/95                                                                10687                      11985
12/96                                                                12201                      12710

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         14.17%           6.87%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO

--------------------------------------------------------------------------------

The T. Rowe Price International Bond Portfolio (formerly the AST Scudder International Bond Portfolio) had a total return of 5.98% for the year ended December 31, 1996, compared to the unmanaged J.P. Morgan Non-U.S. Government Bond (J.P. Morgan) Index which produced a return of 5.28%, and the Salomon Brothers World Government Bond Index which returned 3.62%. The J.P. Morgan Index has been adopted as the new comparative index as the result of changes in the manner in which the Portfolio is managed related to the change of its sub-advisor. An underweighting in Japan and modest exposure to emerging markets contributed to the Portfolio's performance relative to the index.

Rowe Price-Fleming International, Inc. became the sub-advisor to the Portfolio on May 1, 1996. They currently expect no significant change in the global environment, which has been characterized by moderate growth and a lack of inflationary pressures, but believe we are at a trough in interest rates in a number of economies. However, Europe continues to be the exception. Rowe Price-Fleming believes looser monetary policy is still in order there, given the fiscal discipline required by many of the economies in order to satisfy the European Monetary Union criteria.

Rowe Price-Fleming will remain cautious in their investment strategy, preferring to remain neutral to short in relative interest rate exposure in the overall Portfolio. They expect improved economic performance and continued reforms taking place in emerging and developing bond markets will be a catalyst for lower yields, and their strategy will be to continue to use this expanding and attractive asset class.

                                           T. Rowe Price      J.P. Morgan Gov't.     Salomon Brothers
         Measurement Period             International Bond    Bond Non-US Bond       World Gov't Bond
        (Fiscal Year Covered)                Portfolio              Index                  Index
5/3/94                                                10000                 10000                 10000
12/94                                                  9680                 10318                 10221
12/95                                                 10755                 12495                 12168
12/96                                                 11398                 13154                 12608

                                                                                     Since Inception
                                                                         1 Year         on 5/3/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                          5.98%           5.03%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

BERGER CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The Berger Capital Growth Portfolio had a total return of 16.34% for the year ended December 31, 1996, compared with a total return of 22.91% on the unmanaged Standard & Poor's 500 Index.

While the relative performance of the Berger Capital Growth Portfolio was disappointing, the absolute performance proved rewarding to investors. The principal reason for the underperformance of the Portfolio relative to the index was the maintenance by Berger Associates, throughout much of the year, of a portion of the Portfolio's assets in short-term government securities, the return from which proved to be substantially less than the S&P 500's robust gains.

As we enter 1997, Berger's near-term outlook remains generally optimistic. They maintain a positive stance on oil service and financial stocks, are selectively optimistic about healthcare and technology shares, and are underweight consumer related issues. At present they see very little economic, interest rate or inflationary risk in the marketplace. Strategically, Berger continues to seek out investment opportunities with significantly above average earnings per share growth, trading at P/E multiple discounts to their long-term growth rates. They believe that the market will reward companies with proven track records and highly predictable earnings streams.

              Measurement Period                   Berger Capital Growth
             (Fiscal Year Covered)                       Portfolio                S&P 500 Index
10/20/94                                                             10000                      10000
12/94                                                                 9970                       9882
12/95                                                                12405                      13594
12/96                                                                14431                      16708

                                                                                     Since Inception
                                                                         1 Year        on 10/20/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         16.34%           18.12%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FOUNDERS PASSPORT PORTFOLIO

--------------------------------------------------------------------------------

The Founders Passport Portfolio (formerly the Seligman Henderson International Small Cap Portfolio) showed a total return of 12.91% for the year ended December 31, 1996. It was a difficult year once again for foreign indices, with the unmanaged Morgan Stanley Capital International (MSCI) EAFE Index up only 6.05% for the year. Favorable stock selection, as well as currency hedging, contributed to the Portfolio's performance relative to the index.

Since Founders Asset Management took over as sub-advisor on October 15, the Portfolio's makeup has been changed to reflect Founders' bottom up, growth oriented style of management. In this transition, the country weights changed dramatically to reflect where they were finding the best ideas.

1997 OUTLOOK
As Founders looks outside the U.S., they believe that economies in general will continue to improve in 1997, with the most pronounced improvements in Europe. The Japanese economy is struggling, and there is a distinct possibility that it will grow more slowly in 1997, and possibly slip into recession. Emerging economies are still quite robust, but growth rates there have slowed because of the stronger dollar and higher oil prices. Founders still expects the economies of Latin America and Asia, ex-Japan, to grow at least two times the rate of the developed world in 1997. This likely would lead to much better earnings growth around the world and, although markets are not as attractively valued as a year ago, they expect to still be able to find terrific ideas around the world. This may be especially true in smaller companies, because in general Founders expects to be able to find better earnings growth at reasonable prices in smaller companies.

              Measurement Period                     Founders Passport
             (Fiscal Year Covered)                       Portfolio              MSCI / EAFE Index
5/2/95                                                               10000                      10000
6/95                                                                 10170                       9708
12/95                                                                10330                      10522
6/96                                                                 11844                      10997
12/96                                                                11664                      11158

                                                                                     Since Inception
                                                                         1 Year         on 5/2/95
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         12.91%           9.65%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

--------------------------------------------------------------------------------

The T. Rowe Price Natural Resources Portfolio outperformed the unmanaged Standard & Poor's 500 Index during the year ended December 31, 1996, returning 30.74%, versus a 22.91% return for the S&P 500, in large measure due to its exposure to the energy sector. However, performance trailed the 32.7% average return of Lipper Natural Resources Funds because of your Portfolio's diversification. Many of the funds in the Lipper peer group are more heavily concentrated in energy stocks, which outperformed several other natural resource industries.

The unmanaged Standard & Poor's natural resources indices underperformed the broader market, with the exceptions of the energy service, the exploration and production, and domestic integrated oil groups. Your Portfolio managed to outperform the broad market index because of good stock selection in other natural resource industries. T. Rowe Price Associates expects energy markets, in particular, to remain an attractive area for investment in the year ahead, particularly those companies currently investing for profitable growth.

T. Rowe Price's outlook for the U.S. economy calls for continued moderate growth and relatively low inflation. They believe a key variable in 1997 will be the scarcity of labor measured by the unemployment rate. If scarcity becomes a factor, wage costs could begin to rise sufficiently to spur inflation above current expectations. T. Rowe Price expects several foreign industrial economies to show some modest acceleration in economic growth. This would be a welcome development, since the U.S. has so far provided most of the fuel for the global recovery of the 90s.

              Measurement Period                   T. Rowe Price Natural
             (Fiscal Year Covered)                  Resources Portfolio           S&P 500 Index
5/2/95                                                               10000                      10000
6/95                                                                 10090                      10630
12/95                                                                11110                      12162
6/96                                                                 12869                      13390
12/96                                                                14525                      14949

                                                                                     Since Inception
                                                                         1 Year         on 5/2/95
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         30.74%           25.03%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

PIMCO LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------

The PIMCO Limited Maturity Bond Portfolio had a total return of 3.90% for the year 1996. The unmanaged benchmark Merrill Lynch 1-3 Year Treasury Index returned 4.98% for the same period.

Interest rates rose and bond prices fell during 1996, which was an adverse environment for the bullishly-positioned PIMCO Limited Maturity Bond Portfolio. Investments in higher yielding mortgage-backed securities and lower credit quality bonds produced strong performance results, but not enough to offset the effect of lower prices due to rising interest rates.

PIMCO expects interest rates to move in a relatively narrow band in 1997 with a strong possibility of falling rates and rising bond prices later in the year. At current rates, bonds offer an attractive yield relative to the earnings yield (earnings to price ratio) of the major stock indices.

              Measurement Period                   PIMCO Limited Maturity     Merrill Lynch 1-3 Year
             (Fiscal Year Covered)                     Bond Portfolio             Treasury Index
5/2/95                                                               10000                      10000
6/95                                                                 10050                      10227
12/95                                                                10470                      10645
6/96                                                                 10476                      10788
12/96                                                                10878                      11174

                                                                                     Since Inception
                                                                         1 Year         on 5/2/95
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                          3.90%           5.16%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The Robertson Stephens Value + Growth Portfolio achieved a total return of 9.9% from its inception on May 2, 1996 through December 31, 1996. This performance compares with returns of 14.87% for the unmanaged Standard & Poor's 500 Index and 5.21% for the unmanaged small-cap Russell 2000 Index for the same period.

Returns for the Portfolio declined during the first three months, as many small and mid-cap stocks went through a market correction in May, June and July. However, as the market stabilized, the Portfolio produced strong performance through the second half of 1996. Significant positions in companies such as Dell Computer, Amgen, Merrill Lynch and Citicorp all contributed to the solid returns for the third and fourth quarters.

Robertson Stephens is cautiously optimistic in their outlook for 1997. Despite the stock market's climb to new highs, they still see many growth opportunities in today's market environment; the economy continues to grow at an attractive rate, inflation at approximately 3% is well below historical norms, and finally, the interest rate environment is benign.

The current S&P 500 P/E multiple of 16-17 times projected 1997 earnings is slightly above its 40-year average of 14. However, Robertson Stephens believes the market's 1997 P/E is attractive today when considered relative to our present inflation rate of less than 3%. In periods of low inflation, the market can sustain a P/E multiple above 16 for a considerable period. They believe there will be little inflationary pressure through 1997, and see the current market valuation as attractive.

              Measurement Period                  Robertson Stephens Value
             (Fiscal Year Covered)                   & Growth Portfolio           S&P 500 Index
5/2/96                                                               10000                      10000
6/96                                                                  9730                      10289
9/96                                                                 10330                      10604
12/96                                                                10990                      11487

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

                             AMERICAN SKANDIA TRUST
                            SCHEDULES OF INVESTMENTS
                               DECEMBER 31, 1996


                   AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
                    LORD ABBETT GROWTH AND INCOME PORTFOLIO
                            JANCAP GROWTH PORTFOLIO
                           AST MONEY MARKET PORTFOLIO
                       FEDERATED UTILITY INCOME PORTFOLIO
                         AST PUTNAM BALANCED PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                    T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                       PIMCO TOTAL RETURN BOND PORTFOLIO
                        INVESCO EQUITY INCOME PORTFOLIO
                    FOUNDERS CAPITAL APPRECIATION PORTFOLIO
                  T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                   T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
                        BERGER CAPITAL GROWTH PORTFOLIO
                          FOUNDERS PASSPORT PORTFOLIO
                   T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                     PIMCO LIMITED MATURITY BOND PORTFOLIO
                  ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                      ----------  -------------
FOREIGN STOCK -- 97.0%
AUSTRALIA -- 2.4%
    Commonwealth Bank of Australia...    217,100  $   2,079,297
    Goodman Fielder Ltd..............  1,624,400      2,015,801
    QBE Insurance Group Ltd..........    364,500      1,922,389
    Westpac Banking Corp. Ltd........    398,100      2,267,438
                                                   ------------
                                                      8,284,925
                                                   ------------
AUSTRIA -- 1.2%
    VA Technologie AG................     26,600      4,183,869
                                                   ------------
BELGIUM -- 0.1%
    Solvay SA........................        800        490,763
                                                   ------------
BRAZIL -- 1.0%
    Telebras SA [ADR]................     45,500      3,480,750
                                                   ------------
CANADA -- 0.8%
    Magna International, Inc. Cl-A...     47,100      2,602,275
                                                   ------------
DENMARK -- 0.5%
    Danisco AS.......................     28,900      1,760,935
                                                   ------------
FRANCE -- 11.2%
    Cetelem Group SA.................     18,400      2,131,151
    Chargeurs International SA*......     39,100      1,939,791
    Credit Local de France...........     45,400      3,961,315
    Dassault Systems SA*.............     56,000      2,586,877
    Lafarge SA.......................     53,600      3,220,987
    Michelin C.G.D.E. Cl-B...........     73,600      3,979,569
    Peugeot Citroen SA...............     19,700      2,220,875
    SGS-Thomson Microelectronics*....     87,300      6,184,796
    Societe Nationale Elf Aquitaine
      SA.............................     50,376      4,592,897
    Sommer-Allibert..................     34,080      1,019,709
    Total SA Cl-B....................     66,500      5,417,254
    Zodiac SA........................      4,900      1,500,184
                                                   ------------
                                                     38,755,405
                                                   ------------
GERMANY -- 7.9%
    Adidas AG........................     24,200      2,094,079
    Altana AG........................      3,600      2,808,328
    Bayer AG.........................    161,200      6,549,733
    Bayerische Motoren Werke AG......      7,300      5,043,982
    Deutsche Telekom AG*.............    160,000      3,341,575
    Preussag AG......................      8,100      1,833,962
    Tarkett AG.......................     47,000        954,066
    Veba AG..........................     84,900      4,888,517
                                                   ------------
                                                     27,514,242
                                                   ------------
HONG KONG -- 9.0%
    Amoy Properties Ltd. ............  1,874,000      2,701,545
    Cheung Kong Holdings Ltd. .......    576,000      5,119,917
    Dao Heng Bank Group Ltd. ........    280,500      1,345,472
    Guoco Group Ltd. ................    410,000      2,295,300
    Hong Kong Electric Holdings
      Ltd. ..........................    208,000        691,137
    Hong Kong Land Holdings Ltd. ....    741,000      2,059,980
    HSBC Holdings PLC................    336,800      7,206,723

                                        SHARES        VALUE
                                      ----------  -------------

    Hutchison Whampoa Ltd. ..........    402,000      3,157,476
    Sun Hung Kai Properties Ltd. ....    272,000      3,332,084
    Swire Pacific Ltd. Cl-A..........    339,000      3,232,433
                                                   ------------
                                                     31,142,067
                                                   ------------
INDIA -- 0.8%
    Hindalco Industries Ltd. [GDR]...    112,500      2,756,250
                                                   ------------
IRELAND -- 4.3%
    Allied Irish Banks PLC...........    661,000  $   4,390,220
    Bank of Ireland PLC..............    406,600      3,680,059
    CRH PLC..........................    481,100      4,925,674
    Greencore Group PLC..............    299,300      1,878,717
                                                   ------------
                                                     14,874,670
                                                   ------------
ITALY -- 1.0%
    Ente Nazionale Idrocarburi SPA...    655,700      3,349,491
                                                   ------------
JAPAN -- 16.4%
    Bridgestone Corp. ...............    170,000      3,233,895
    Canon, Inc. .....................    208,000      4,604,237
    Dai Nippon Printing Co. Ltd. ....    161,000      2,826,027
    Daikin Industries Ltd. ..........    135,000      1,202,335
    Denso Corp. .....................    153,000      3,691,051
    East Japan Railway Co. Ltd. .....        430      1,937,138
    Hirose Electric Ltd. ............     32,000      1,856,636
    Ito-Yokado Co. Ltd. .............     62,000      2,701,945
    Kao Corp. .......................    244,000      2,848,249
    Komori Corp. ....................     29,000        616,861
    Kurita Water Industries Ltd. ....     95,000      1,922,179
    Kyushu Electric Power Ltd. ......     63,000      1,225,681
    Mauri Co. Ltd. ..................    153,000      2,764,981
    Mitsubishi Motors Corp. .........    195,000      1,424,773
    Mitsui & Co. Ltd. ...............    267,000      2,170,169
    Murata Manufacturing Co. Ltd. ...     47,000      1,564,635
    Nippon Telegraph & Telephone
      Corp. .........................        231      1,753,722
    Obayashi Corp. ..................    276,000      1,866,252
    Omron Corp. .....................    100,000      1,884,998
    Onward Kashiyama Co. Ltd. .......     95,000      1,338,954
    Santen Phamaceutical Ltd. .......     61,000      1,265,888
    Sekisui Chemical Co. Ltd. .......    112,000      1,133,074
    Sharp Corp. .....................    159,000      2,268,482
    TDK Corp. .......................     60,000      3,916,991
    Tokio Marine & Fire Insurance
      Co. ...........................    146,000      1,376,048
    Tostem Corp. ....................     34,000        940,770
    Yamanouchi Pharmaceutical Co.
      Ltd. ..........................     79,000      1,625,767
    Yamato Transport Co. Ltd. .......     93,000        964,980
                                                   ------------
                                                     56,926,718
                                                   ------------
MALAYSIA -- 0.8%
    Malayan Banking BHD..............    100,000      1,108,779
    Malaysian Assurance Alliance
      BHD............................    326,000      1,587,851
                                                   ------------
                                                      2,696,630
                                                   ------------

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                      ----------  -------------
MEXICO -- 0.6%
    Panamerican Beverages, Inc.
      Cl-A...........................     41,200  $   1,936,400
                                                   ------------
NETHERLANDS -- 12.0%
    ABN AMRO Holding NV..............     78,600      5,122,124
    Aegon NV.........................     53,700      3,427,858
    AKZO Nobel NV....................     24,300      3,324,907
    DSM NV...........................     16,900      1,669,620
    Getronics NV.....................     76,100      2,069,278
    Gucci Group NV...................     16,300      1,039,125
    IHC Caland NV....................     54,700      3,130,154
    ING Groep NV.....................    135,000      4,868,391
    KLM Royal Dutch Airlines NV......     69,000      1,944,226
    New Holland NV*..................    105,000      2,191,875
    Philips Electronics NV...........     96,300      3,908,279
    Royal PTT Nederland [ADR]........    103,900      3,948,200
    Unilever NV......................     16,300      2,888,033
    Vendex International NV..........     48,700      2,086,578
                                                   ------------
                                                     41,618,648
                                                   ------------
PORTUGAL -- 1.0%
    Portugal Telecom SA..............    125,400      3,576,384
                                                   ------------
SINGAPORE -- 1.1%
    Far East Levingston Shipbuilding
      Ltd. ..........................    285,000      1,487,559
    Overseas Union Bank Ltd. Cl-F....    149,000      1,150,579
    United Overseas Bank Ltd.........    105,000      1,171,171
                                                   ------------
                                                      3,809,309
                                                   ------------
SPAIN -- 1.0%
    Banco Bilbao Vizcaya SA..........     36,500      1,976,707
    Mapfre Vida SA...................     10,400        723,115
    Tabacalera SA Cl-A...............     20,800        898,270
                                                   ------------
                                                      3,598,092
                                                   ------------
SWEDEN -- 6.7%
    Astra AB Cl-A....................     93,300      4,629,353
    Autoliv AB.......................     23,500      1,034,541
    Electrolux AB Cl-B...............     40,800      2,378,834
    Ericsson, (L.M.) Telephone Co.
      Cl-B...........................    124,900      3,880,196
    Pharmacia & Upjohn, Inc. ........    107,900      4,440,296
    Sandvik AB Cl-B..................    139,200      3,791,575
    Svenska Cellulosa AB Cl-B........    141,500      2,885,459
                                                   ------------
                                                     23,040,254
                                                   ------------
SWITZERLAND -- 5.7%
    ABB AG...........................      2,430      3,023,201
    Julius Baer Holdings AG Cl-B.....      1,570      1,645,901
    Nestle SA........................      3,990      4,284,264
    Novartis AG*.....................      3,360      3,848,823
    Rieter Holdings AG...............      4,600      1,271,763
    Schweizerische Rueckversicerungs-
      Gesellschaft...................      3,100      3,310,095
    Societe Generale de Surveillance
      Holding SA.....................      1,000      2,458,343
                                                   ------------
                                                     19,842,390
                                                   ------------

                                        SHARES        VALUE
                                      ----------  -------------
UNITED KINGDOM -- 11.5%
    BAT Industries PLC...............    562,000  $   4,663,920
    Barclays PLC.....................    214,000      3,667,346
    British Petroleum Co. PLC........    247,700      2,972,044
    Burmah Castrol PLC...............    170,100      3,207,840
    General Electric Co. PLC.........    594,000      3,886,609
    Guinness PLC.....................     88,500        693,514
    Molins PLC.......................     44,400        682,556
    RTZ Corp. PLC....................    203,300      3,261,116
    Scottish Power PLC...............    611,900      3,689,301
    Securicor PLC....................    288,700      1,382,132
    Shell Transport & Trading Co.
      PLC............................    203,300      3,522,283
    United Utilities PLC.............    182,000      1,935,905
    Vodafone Group PLC...............    955,400      4,033,882
    Weir Group PLC...................    471,700      2,120,881
                                                   ------------
                                                     39,719,329
                                                   ------------
TOTAL FOREIGN STOCK
  (COST $312,082,358)................               335,959,796
                                                   ------------

                                            PAR
                              MATURITY     (000)
                              ----------  --------
REPURCHASE AGREEMENTS -- 2.9%
    UBS Securities Funding,
      Inc. 6.75% dated
      12/31/96, repurchase
      price $9,924,720
      (Collateralized by
      U.S. Treasury Note,
      par value $10,406,000,
      market value
      $10,137,364 due
      11/15/05)
      (COST $9,921,000).....  01/02/97  $9,921       9,921,000
                                                  ------------
TOTAL INVESTMENTS -- 99.9%
  (COST $322,003,358)..................            345,880,796
                                                  ------------
OTHER ASSETS LESS
  LIABILITIES -- 0.1%..................                330,585
                                                  ------------
NET ASSETS -- 100.0%...................           $346,211,381
                                                  ============

Foreign currency exchange contracts outstanding at December 31, 1996:

                  PRINCIPAL
                    AMOUNT        CONTRACTED                      UNREALIZED
                   COVERED         EXCHANGE      EXPIRATION      APPRECIATION
TYPE             BY CONTRACT         RATE          MONTH        (DEPRECIATION)
------------------------------------------------------------------------------
Buy      DEM     $   861,223         1.5548         01/97         $  10,093
Buy      GBP          13,435         0.5952         01/97               260
Buy      GBP       6,583,201         0.5996         05/97           154,018
Buy      JPY      26,257,749       111.6242         01/97          (889,472)
                                                                  ----------
                                                                  $(725,101)
                                                                  ==========

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                  PRINCIPAL
                    AMOUNT        CONTRACTED                      UNREALIZED
                   COVERED         EXCHANGE      EXPIRATION      APPRECIATION
TYPE             BY CONTRACT         RATE          MONTH        (DEPRECIATION)
------------------------------------------------------------------------------
Sell     BEF     $    60,778        31.9902         01/97         $     (627)
Sell     DEM      11,065,956         1.5010         05/97            163,858
Sell     FRF      24,309,261         5.1201         05/97             89,751
Sell     GBP         218,333         0.5854         01/97               (563)
Sell     GBP       6,438,840         0.6130         05/97           (298,380)
Sell     JPY      39,687,235       112.7929         01/97            942,956
Sell     NLG      15,396,465         1.6976         05/97            106,752
                                                                    --------
                                                                  $1,003,747
                                                                  ==========

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
COMMON STOCK -- 85.9%
AEROSPACE -- 0.6%
    Boeing Co. ....................     30,000    $  3,191,250
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 1.8%
    General Motors Corp............    175,000       9,756,250
                                                  ------------
CHEMICALS -- 1.9%
    Dow Chemical Co................     70,000       5,486,250
    Hanna, (M.A.) Co...............    200,000       4,375,000
                                                  ------------
                                                     9,861,250
                                                  ------------
CLOTHING & APPAREL -- 1.5%
    Liz Claiborne, Inc. ...........    100,000       3,862,500
    VF Corp........................     60,000       4,050,000
                                                  ------------
                                                     7,912,500
                                                  ------------
COMPUTER HARDWARE -- 6.6%
    Digital Equipment Corp.*.......    130,000       4,728,750
    EMC Corp.*.....................    150,000       4,968,750
    Hewlett-Packard Co.............    225,000      11,306,250
    International Business Machines
      Corp.........................     50,000       7,550,000
    Seagate Technology, Inc.*......    160,000       6,320,000
                                                  ------------
                                                    34,873,750
                                                  ------------
CONGLOMERATES -- 1.2%
    Minnesota Mining &
      Manufacturing Co. ...........     80,000       6,630,000
                                                  ------------
CONSUMER PRODUCTS &
  SERVICES -- 2.2%
    American Brands, Inc. .........    170,000       8,436,250
    Whirlpool Corp.................     70,000       3,263,750
                                                  ------------
                                                    11,700,000
                                                  ------------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 3.4%
    Emerson Electric Co. ..........    120,000      11,610,000
    National Service Industries,
      Inc. ........................    170,000       6,353,750
                                                  ------------
                                                    17,963,750
                                                  ------------
ENVIRONMENTAL SERVICES -- 1.6%
    WMX Technologies, Inc. ........    260,000       8,482,500
                                                  ------------
FINANCIAL-BANK & TRUST -- 8.5%
    Bank of Boston Corp............    200,000      12,850,000
    BankAmerica Corp. .............     60,000       5,985,000
    Chase Manhattan Corp. .........    100,000       8,925,000
    Comerica, Inc. ................     90,000       4,713,750
    Great Western Financial
      Corp. .......................    210,000       6,090,000
    Keycorp........................    130,000       6,565,000
                                                  ------------
                                                    45,128,750
                                                  ------------
FINANCIAL SERVICES -- 1.3%
    Dean Witter Discover & Co. ....     30,900       2,047,125
    Providian Corp. ...............    100,000       5,137,500
                                                  ------------
                                                     7,184,625
                                                  ------------
                                      SHARES         VALUE
                                     ---------    ------------

FOOD -- 8.1%
    Conagra, Inc. .................    200,000       9,950,000
    CPC International, Inc. .......     85,000       6,587,500
    Heinz, (H.J.) Co. .............    170,000       6,077,500
    Hershey Foods Corp. ...........     75,000       3,281,250
    Pioneer Hi-Bred International,
      Inc. ........................    100,000       7,000,000
    Sara Lee Corp. ................    170,000       6,332,500
    Supervalu, Inc. ...............    140,000       3,972,500
                                                  ------------
                                                    43,201,250
                                                  ------------
HEALTHCARE SERVICES -- 1.1%
    United Healthcare Corp. .......    125,000    $  5,625,000
                                                  ------------
INDUSTRIAL PRODUCTS -- 2.4%
    Cooper Tire & Rubber Co. ......     79,400       1,568,150
    Corning, Inc. .................    240,000      11,100,000
                                                  ------------
                                                    12,668,150
                                                  ------------
INSURANCE -- 5.8%
    American General Corp. ........     38,000       1,553,250
    Chubb Corp. ...................    225,000      12,093,750
    CIGNA Corp. ...................     30,000       4,098,750
    Safeco Corp. ..................    175,000       6,901,563
    Transamerica Corp. ............     80,000       6,320,000
                                                  ------------
                                                    30,967,313
                                                  ------------
MACHINERY & EQUIPMENT -- 4.4%
    Deere & Co. ...................    275,000      11,171,875
    Goulds Pumps, Inc. ............    210,000       4,816,875
    Snap-On, Inc. .................    200,000       7,125,000
                                                  ------------
                                                    23,113,750
                                                  ------------
MEDICAL SUPPLIES &
  EQUIPMENT -- 1.7%
    Mallinckrodt Group, Inc. ......    200,000       8,825,000
                                                  ------------
OFFICE EQUIPMENT -- 0.8%
    Harris Corp. ..................     65,000       4,460,625
                                                  ------------
OIL & GAS -- 7.7%
    Chevron Corp. .................     80,000       5,200,000
    Coastal Corp. .................     70,000       3,421,250
    Consolidated Natural Gas
      Co. .........................     75,000       4,143,750
    Mobil Corp. ...................    100,000      12,225,000
    Schlumberger Ltd. .............     45,000       4,494,375
    Sonat, Inc. ...................    100,000       5,150,000
    Total SA [ADR].................    160,000       6,440,000
                                                  ------------
                                                    41,074,375
                                                  ------------
PAPER & FOREST PRODUCTS -- 4.4%
    International Paper Co. .......    225,000       9,084,375
    James River Corp. of
      Virginia.....................    270,000       8,943,750
    Kimberly-Clark Corp. ..........     55,000       5,238,750
                                                  ------------
                                                    23,266,875
                                                  ------------
PHARMACEUTICALS -- 3.4%
    Smithkline Beecham PLC [ADR]...    120,000       8,160,000
    Warner-Lambert Co. ............    130,000       9,750,000
                                                  ------------
                                                    17,910,000
                                                  ------------

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
PRINTING & PUBLISHING -- 0.6%
    Deluxe Corp. ..................    100,000    $  3,275,000
                                                  ------------
RESTAURANTS -- 1.1%
    Brinker International, Inc.*...    350,000       5,600,000
                                                  ------------
RETAIL & MERCHANDISING -- 5.1%
    Dillard Department Stores, Inc.
      Cl-A.........................    200,000       6,175,000
    May Department Stores Co. .....     85,000       3,973,750
    Payless Shoesource, Inc.*......    170,000       6,375,000
    Toys 'R' Us, Inc.*.............    350,000      10,500,000
                                                  ------------
                                                    27,023,750
                                                  ------------
TELECOMMUNICATIONS -- 3.2%
    AT&T Corp. ....................    140,000       6,090,000
    Lucent Technologies, Inc. .....     65,000       3,006,250
    MCI Communications Corp. ......    240,000       7,845,000
                                                  ------------
                                                    16,941,250
                                                  ------------
UTILITIES -- 5.5%
    Baltimore Gas & Electric
      Co. .........................    260,000       6,955,000
    Carolina Power & Light Co. ....    200,000       7,300,000
    Central & South West Corp. ....    280,000       7,175,000
    Cinergy Corp. .................    230,000       7,676,250
                                                  ------------
                                                    29,106,250
                                                  ------------
TOTAL COMMON STOCK
  (COST $384,990,810)..............                455,743,213
                                                  ------------
PREFERRED STOCK -- 4.1%
CONTAINERS & PACKAGING -- 0.8%
    Sonoco Products Co. $2.25
      [CVT]........................     75,000       4,115,625
                                                  ------------
                                      SHARES         VALUE
                                     ---------    ------------
INSURANCE -- 0.7%
    Aetna, Inc. Cl-C 6.25% [CVT]...     50,000    $  3,968,750
                                                  ------------
OIL & GAS -- 2.6%
    Atlantic Richfield Co. 9.01%
      [CVT]........................    250,000       5,375,000
    Occidental Petroleum Corp.
      $3.875 [CVT] 144A............    140,000       8,223,040
                                                  ------------
                                                    13,598,040
                                                  ------------
TOTAL PREFERRED STOCK
  (COST $21,967,527)...............                 21,682,415
                                                  ------------
SHORT TERM INVESTMENTS -- 7.1%
    Temporary Investment Cash
      Fund.........................  18,939,511     18,939,511
    Temporary Investment Fund......  18,939,511     18,939,511
                                                  ------------
    (COST $37,879,022).............                 37,879,022
                                                  ------------

                                          PAR
                             MATURITY    (000)
                             ---------  -------
U.S. TREASURY OBLIGATIONS -- 2.5%
    U.S. Treasury Bonds
      6.875%
      (COST $12,755,062)...  08/15/25   $13,000     13,253,240
                                                  ------------
TOTAL INVESTMENTS -- 99.6%
  (COST $457,592,421).................             528,557,890
OTHER ASSETS LESS
  LIABILITIES -- 0.4%.................               1,939,559
                                                  ------------
NET ASSETS -- 100.0%..................            $530,497,449
                                                  ============

--------------------------------------------------------------------------------

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.6% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   ------------
COMMON STOCK -- 92.1%
AEROSPACE -- 3.9%
    Boeing Co. ......................   268,800   $ 28,593,600
    Gulfstream Aerospace Corp.* .....    35,425        859,056
    Textron, Inc. ...................    56,850      5,358,113
                                                  ------------
                                                    34,810,769
                                                  ------------
AIRLINES -- 3.8%
    UAL Corp.* ......................   538,025     33,626,563
                                                  ------------
BEVERAGES -- 6.1%
    Coca-Cola Co. ...................   297,200     15,640,150
    Coca-Cola Enterprises, Inc. .....   185,250      8,984,625
    Pepsico, Inc. ................... 1,021,550     29,880,338
                                                  ------------
                                                    54,505,113
                                                  ------------
CHEMICALS -- 7.5%
    Cytec Industries, Inc.* .........   743,950     30,222,969
    Monsanto Co. ....................   694,650     27,004,519
    Praxair, Inc. ...................   206,900      9,543,263
                                                  ------------
                                                    66,770,751
                                                  ------------
CLOTHING & APPAREL -- 4.5%
    Gucci Group NV [ADR] ............   210,950     13,474,431
    Nike, Inc. Cl-B .................   442,825     26,458,794
    St. John Knits, Inc. ............     7,375        320,813
                                                  ------------
                                                    40,254,038
                                                  ------------
COMPUTER HARDWARE -- 5.8%
    Dell Computer Corp.* ............   264,925     14,074,141
    International Business Machines
      Corp. .........................   246,850     37,274,350
                                                  ------------
                                                    51,348,491
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 13.8%
    Cadence Design Systems, Inc.* ...   100,000      3,975,000
    Cisco Systems, Inc.* ............   469,525     29,873,528
    Clarify, Inc.* ..................    46,100      2,212,800
    Computer Sciences Corp.* ........   134,425     11,039,653
    First Data Corp. ................   563,878     20,581,547
    Gartner Group, Inc. Cl-A* .......   289,800     11,284,087
    HBO & Co. .......................   161,875      9,611,328
    Microsoft Corp.* ................   306,575     25,330,759
    Oracle Corp.* ...................    36,750      1,534,313
    Parametric Technology Corp.* ....    71,025      3,648,909
    Sapient Corp.* ..................    84,000      3,538,500
    Transactions Systems Architects,
      Inc.* .........................    12,100        402,325
                                                  ------------
                                                   123,032,749
                                                  ------------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 3.1%
    Applied Materials, Inc.* ........   150,000      5,390,625
    Diebold, Inc. ...................    65,825      4,138,747
    Etec Systems, Inc.* .............    28,450      1,088,212
    General Electric Co. ............   151,225     14,952,372
    KLA Instruments Corp.* ..........    45,000      1,597,500
    Raychem Corp. ...................    12,400        993,550
                                                  ------------
                                                    28,161,006
                                                  ------------

                                       SHARES        VALUE
                                      ---------   ------------
ENTERTAINMENT & LEISURE -- 1.4%
    Mirage Resorts, Inc.* ...........   578,800   $ 12,516,550
                                                  ------------
FINANCIAL-BANK & TRUST -- 13.0%
    Bank Plus Corp.* ................   670,609      7,712,003
    Chase Manhattan Corp. ...........   281,450     25,119,412
    Citicorp ........................   403,445     41,554,835
    Mercantile Bancorporation,
      Inc. ..........................   111,200      5,712,900
    Wells Fargo & Co. ...............   134,083     36,168,889
                                                  ------------
                                                   116,268,039
                                                  ------------
FINANCIAL SERVICES -- 8.1%
    Associates First Capital
      Corp. .........................   187,975      8,294,397
    Federal Home Loan Mtge. Corp. ...   135,175     14,886,147
    Federal National Mtge. Assoc. ...   352,085     13,115,166
    First USA Paymentech, Inc.* .....   137,400      4,654,425
    Hambrecht & Quist Group* ........   258,775      5,596,009
    Merrill Lynch & Co., Inc. .......   312,925     25,503,387
                                                  ------------
                                                    72,049,531
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.5%
    Fresenius Medical Care AG
      [ADR]*.........................   171,325      4,818,516
                                                  ------------
METALS & MINING -- 1.5%
    Potash Corp. of Saskatchewan,
      Inc............................   154,175     13,104,875
                                                  ------------
OFFICE EQUIPMENT -- 1.8%
    Alco Standard Corp. .............    63,200      3,262,700
    Danka Business Systems PLC
      [ADR]..........................   370,450     13,104,669
                                                  ------------
                                                    16,367,369
                                                  ------------
PHARMACEUTICALS -- 8.6%
    Biochem Pharma, Inc.* ...........    84,450      4,243,612
    Bristol-Meyers Squibb Co. .......     6,475        704,156
    Lilly, (Eli) & Co. ..............   300,275     21,920,075
    Pfizer, Inc. ....................   374,975     31,076,053
    Warner Lambert Co. ..............   250,000     18,750,000
                                                  ------------
                                                    76,693,896
                                                  ------------
RETAIL & MERCHANDISING -- 0.9%
    Cross-Continent Auto Retailers,
      Inc.*..........................    31,675        661,216
    Finish Line, Inc.* ..............    72,500      1,531,562
    Vons Companies, Inc.* ...........    94,375      5,650,703
                                                  ------------
                                                     7,843,481
                                                  ------------
SEMI-CONDUCTORS -- 1.7%
    Intel Corp. .....................   116,350     15,234,578
                                                  ------------
TELECOMMUNICATIONS -- 5.5%
    Ascend Communications, Inc.* ....   114,550      7,116,419
    Cincinnati Bell, Inc. ...........   130,625      8,049,766
    Lucent Technologies, Inc. .......   733,100     33,905,875
                                                  ------------
                                                    49,072,060
                                                  ------------
UTILITIES -- 0.6%
    PECO Energy Co. .................   206,325      5,209,706
                                                  ------------
TOTAL COMMON STOCK
  (COST $644,897,492) ...............              821,688,081
                                                  ------------

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   ------------
FOREIGN STOCK -- 1.3%
AUTOMOBILE MANUFACTURERS
    Porsche AG Pfd. -- (DEM)
    (COST $8,294,264) ...............    13,419   $ 12,004,636
                                                  ------------

                                          PAR
                             MATURITY    (000)
                             --------   --------
COMMERCIAL PAPER -- 4.4%
    American Express Credit
      Corp. 6.55%
    (COST $39,292,850) ....  01/02/97    $39,300    39,292,850
                                                  ------------
                                                     VALUE
                                                     -----

TOTAL INVESTMENTS -- 97.8%
  (COST $692,484,606) ...............             $872,985,567
OTHER ASSETS LESS
  LIABILITIES -- 2.2% ...............               19,338,822
                                                  ------------
NET ASSETS -- 100.0% ................             $892,324,389
                                                  ============

Foreign currency exchange contracts outstanding at December 31, 1996:

                  PRINCIPAL
                   AMOUNT        CONTRACTED
                   COVERED        EXCHANGE      EXPIRATION       UNREALIZED
TYPE             BY CONTRACT        RATE          MONTH         APPRECIATION
----------------------------------------------------------------------------
Sell     DEM     $6,388,155        1.4757          01/97          $247,747
                                                                  ========

--------------------------------------------------------------------------------
* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                            MATURITY    (000)        VALUE
                            --------   -------    ------------
CORPORATE OBLIGATIONS -- 12.7%
FINANCIAL-BANK & TRUST
    Abbey National
      Treasury [VR]
      5.375%..............  01/15/97   $15,000    $ 14,995,855
    Bayerische Landesbank [VR]
      5.37%...............  01/15/97     5,000       4,999,879
    First Union National
      Bank NC
      5.595% [VR].........  01/20/97     5,000       5,000,000
      5.36%...............  02/18/97    20,000      20,000,000
    PNC Bank N.A. [VR]
      5.5037%.............  01/11/97    15,000      14,989,511
    Society National Bank
      of Cleveland [VR]
      4.85%...............  01/01/97    10,000       9,996,492
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $69,981,737)................                69,981,737
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.8%
    Federal Home Loan Bank
      6.50%...............  01/02/97    76,630      76,616,164
    Federal National Mtge.
      Assoc. [VR]
      5.42%...............  01/07/97    10,000       9,996,583
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $86,612,747)................                86,612,747
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 1.8%
    U.S. Treasury Notes
      5.25%
    (COST $9,967,357).....  12/31/97    10,000       9,967,357
                                                  ------------
CERTIFICATES OF DEPOSIT -- 39.9%
    Bank of New York
      Co., Inc.
      5.55%...............  04/01/97     5,000       4,999,141
    Bank of Tokyo N.A.
      5.58%...............  03/17/97    25,000      25,000,000
    Banque National de
      Paris NY
      5.38%...............  03/03/97    20,000      19,999,558
    Banque National de
      Paris SF
      5.80%...............  01/09/97     7,000       6,999,274
    Bayerische Landesbank
      NY
      5.50%...............  11/21/97     7,500       7,494,208
    Canadian Imperial Bank
      of Commerce
      5.39%...............  01/30/97    17,225      17,225,000
      5.46%...............  02/19/97     7,500       7,500,101

                                         PAR
                            MATURITY    (000)        VALUE
                            --------   -------    ------------
    Deutsche Bank
      5.55%...............  11/10/97   $20,000    $ 19,991,058
    Landesbank Hess
      6.01%...............  07/18/97     5,000       5,007,710
    National Westminster
      Bank NY
      5.39%...............  02/14/97    21,000      20,999,979
    NationsBank Corp.
      4.90%...............  02/05/97    12,000      11,999,445
    Royal Bank of Canada
      5.745%..............  05/15/97    22,000      22,003,372
    Sanwa Bank Ltd.
      5.68%...............  01/13/97    25,000      25,000,083
    Societe Generale NY
      5.65%...............  04/01/97    15,000      15,000,971
    Sumitomo Bank Ltd. NY
      5.61%...............  01/31/97    10,000      10,000,083
                                                  ------------
TOTAL CERTIFICATES OF DEPOSIT
  (COST $219,219,983)...............               219,219,983
                                                  ------------
COMMERCIAL PAPER -- 29.6%
BEVERAGES -- 0.9%
    Coca-Cola Co.
      5.92%...............  01/09/97     5,000       4,993,422
FINANCIAL-BANK & TRUST -- 9.8%
    ABN AMRO Bank
      5.34%...............  06/19/97    10,000       9,749,317
    Barclays U.S. Funding
      Corp.
      5.72%...............  01/03/97    25,000      24,992,056
    Caisse D'Amortissement
      5.33%...............  02/06/97    19,000      18,898,730
                                                  ------------
                                                    53,640,103
                                                  ------------
FINANCIAL SERVICES -- 8.9%
    Deutsche Bank
      Financial, Inc.
      5.70%...............  01/02/97     5,000       4,999,208
    Ford Motor Credit
      Corp.
      7.00%...............  01/02/97    25,000      24,995,139
    Korea Development Bank
      5.32%...............  03/05/97    19,000      18,823,110
                                                  ------------
                                                    48,817,457
                                                  ------------
INSURANCE -- 0.9%
    AIG Funding Corp.
      5.95%...............  01/02/97     5,000       4,999,174
                                                  ------------
OIL & GAS -- 4.6%
    Koch Industries, Inc.
      7.10%...............  01/02/97    25,000      24,995,069
                                                  ------------

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                            MATURITY    (000)        VALUE
                            --------   -------    ------------
PHARMACEUTICALS -- 4.5%
    Warner-Lambert Co.
      6.10%...............  01/06/97   $25,000    $ 24,978,819
                                                  ------------
TOTAL COMMERCIAL PAPER
  (COST $162,424,044)...............               162,424,044
                                                  ------------
TOTAL INVESTMENTS -- 99.8%
  (COST $548,205,868)...............               548,205,868
OTHER ASSETS LESS
  LIABILITIES -- 0.2%...............                 1,263,717
                                                  ------------
NET ASSETS -- 100.0%................              $549,469,585
                                                  ============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FEDERATED UTILITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 74.6%
AUTOMOBILE MANUFACTURERS -- 1.1%
    Ford Motor Co. ....................  44,000  $  1,402,500
                                                 ------------
CONGLOMERATES -- 1.9%
    Philip Morris Companies, Inc. .....  20,200     2,275,025
                                                 ------------
FINANCIAL-BANK & TRUST -- 1.0%
    Mellon Bank Corp. .................  16,600     1,178,600
                                                 ------------
OIL & GAS -- 2.9%
    Exxon Corp.........................   6,000       588,000
    New Jersey Resources Corp. ........   8,700       254,475
    Panenergy Corp. ...................  29,900     1,345,500
    Williams Companies, Inc. ..........  37,950     1,423,125
                                                 ------------
                                                    3,611,100
                                                 ------------
REAL ESTATE -- 2.9%
    Meditrust Corp. [REIT].............  90,700     3,628,000
                                                 ------------
TELECOMMUNICATIONS -- 19.2%
    Ameritech Corp. ...................  58,400     3,540,500
    AT&T Corp. ........................  24,000     1,044,000
    BellSouth Corp. ...................  87,300     3,524,737
    Frontier Corp. ....................  26,500       599,562
    GTE Corp. .........................  77,700     3,535,350
    MCI Communications Corp. .......... 111,600     3,647,925
    Pacific Telesis Group..............  69,200     2,543,100
    SBC Communications, Inc. ..........  13,100       677,925
    Sprint Corp. ......................  61,600     2,456,300
    Telebras SA [ADR]..................  18,400     1,407,600
    Telefonica del Peru SA Cl-B
      [ADR]............................  32,400       611,550
                                                 ------------
                                                   23,588,549
                                                 ------------
UTILITIES -- 0.2%
    American Water Works Co., Inc. ....  13,900       286,687
                                                 ------------
UTILITIES -- ELECTRIC -- 41.0%
    Cinergy Corp. .....................  43,800     1,461,825
    CMS Energy Corp. .................. 114,200     3,839,975
    DPL, Inc. ......................... 132,200     3,238,900
    DQE, Inc. .........................  99,850     2,895,650
    Duke Power Co. ....................  98,300     4,546,375
    FPL Group, Inc. ................... 106,900     4,917,400
    GPU, Inc...........................  54,600     1,835,925
    Illinova Corp...................... 109,000     2,997,500
    Korea Electric Power Corp. [ADR]...  41,600       852,800
    National Power PLC [ADR]...........  78,300     2,652,413
    NIPSCO Industries, Inc.............  72,800     2,884,700
    Pacificorp.........................  91,400     1,873,700
    PECO Energy Co.....................  90,100     2,275,025
    Pinnacle West Capital Co........... 116,700     3,705,225
    Portland General Corp..............  63,900     2,683,800
    Southern Co........................ 122,700     2,776,087
    Teco Energy, Inc................... 108,400     2,615,150
    Texas Utilities Co.................  59,000     2,404,250
                                                 ------------
                                                   50,456,700
                                                 ------------

                                        SHARES      VALUE
                                        -------  ------------
UTILITIES -- GAS -- 4.4%
    MCN Corp........................... 102,900  $  2,971,238
    Pacific Enterprises................  81,500     2,475,563
                                                 ------------
                                                    5,446,801
                                                 ------------
TOTAL COMMON STOCK
    (COST $81,880,351).................            91,873,962
                                                 ------------
PREFERRED STOCK -- 15.7%
COMPUTER SERVICES & SOFTWARE -- 1.7%
    Microsoft Corp. 2.75% [CVT]........  25,700     2,059,213
                                                 ------------
CONTAINERS & PACKAGING -- 0.5%
    Amcor Ltd. 7.25% [CVT].............  12,700       647,700
                                                 ------------
ENVIRONMENTAL SERVICES -- 1.0%
    Browning-Ferris Industries, Inc.
      7.25% [CVT]......................  45,300     1,291,050
                                                 ------------
FINANCIAL SERVICES -- 5.8%
    Merrill Lynch & Co., Inc. [CVT]
      6.00%............................  33,300       740,925
      6.25%............................  15,200       609,900
      6.50%............................  31,300     2,104,925
      7.25%............................  11,600       771,400
    Salomon, Inc. [CVT]
      6.25%............................  22,200     1,337,550
      7.625%...........................  22,000       673,750
    SunAmerica, Inc. $3.10 [CVT].......  20,000       845,000
                                                 ------------
                                                    7,083,450
                                                 ------------
INSURANCE -- 1.0%
    Aetna, Inc. 6.25% [CVT]............  15,500     1,230,312
                                                 ------------
METALS & MINING -- 1.0%
    Coeur D'arlene Mines Corp. 7.00%
      [CVT]............................  68,700     1,202,250
                                                 ------------
OFFICE EQUIPMENT -- 0.5%
    Alco Standard Corp. $5.04 [CVT]....   6,600       630,300
                                                 ------------
OIL & GAS -- 2.5%
    Tosco Corp. [CVT] 144A*............  23,800     1,228,675
    Williams Companies, Inc. $3.50
      [CVT]............................  20,500     1,783,500
                                                 ------------
                                                    3,012,175
                                                 ------------
PAPER & FOREST PRODUCTS -- 0.3%
    International Paper Co. 5.25%
      [CVT]............................   7,800       354,900
                                                 ------------
PRINTING & PUBLISHING -- 0.5%
    Hollinger International Publishing
      Co. 9.75% [CVT]..................  58,600       673,900
                                                 ------------
TELECOMMUNICATIONS -- 0.9%
    Airtouch Communications, Inc. 6.00%
      Cl-B [CVT].......................  41,100     1,119,975
                                                 ------------
TOTAL PREFERRED STOCK
  (COST $18,081,464)...................            19,305,225
                                                 ------------

FEDERATED UTILITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
FOREIGN STOCK -- 2.0%
TELECOMMUNICATIONS -- 1.3%
    Stet di Risp SPA -- (ITL).......... 475,600   $  1,599,377
                                                  ------------
UTILITIES -- ELECTRIC -- 0.7%
    Iberdrola SA -- (ESP)..............  59,000        838,690
                                                  ------------
TOTAL FOREIGN STOCK
  (COST $1,809,986)....................              2,438,067
                                                  ------------

                                          PAR
                              MATURITY   (000)
                              --------  --------
CORPORATE OBLIGATIONS -- 4.0%
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.9%
    Solectron Corp. Notes
      [CVT] 144A
      6.00%.................. 03/01/06    $1,050     1,136,625
                                                  ------------
FINANCIAL SERVICES -- 1.0%
    New World Infrastructure
      Bonds [CVT] 144A
      5.00%.................. 07/15/01     1,000     1,183,750
                                                  ------------
HEALTHCARE SERVICES -- 0.5%
    Tenet Healthcare Corp.
      Sub. Notes [CVT]
      6.00%.................. 12/01/05       560       594,300
                                                  ------------
PHARMACEUTICALS -- 0.8%
    Alza Corp. Sub. Debs.
      [CVT]
      5.00%.................. 05/01/06     1,100     1,061,500
                                                  ------------
RETAIL &
  MERCHANDISING -- 0.4%
    Saks Holdings, Inc. Sub.
      Notes [CVT]
      5.50%.................. 09/15/06       500       455,625
                                                  ------------
UTILITIES -- ELECTRIC -- 0.4%
    Korea Electric Power
      Debs. [CVT]
      5.00%.................. 08/01/01       470       490,562
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $4,672,101)...................               4,922,362
                                                  ------------

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
REPURCHASE AGREEMENTS -- 3.3%
    HSBC Securities, Inc.
      5.50% dated 12/31/96,
      repurchase price
      $4,102,253
      (Collateralized
      by U.S. Treasury Note,
      par value $4,030,000,
      market value $4,202,292
      due 04/15/98)
      (COST $4,101,000)...... 01/02/97    $4,101  $  4,101,000
                                                  ------------

                                         SHARES
                                        --------
SHORT TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund.....   5,138         5,138
    Temporary Investment Fund..........   5,138         5,138
                                                 ------------
    (COST $10,276).....................                10,276
                                                 ------------
TOTAL INVESTMENTS -- 99.6%
  (COST $110,555,178)..................           122,650,892
OTHER ASSETS LESS
  LIABILITIES -- 0.4%..................               487,196
                                                 ------------
NET ASSETS -- 100.0%...................          $123,138,088
                                                 ============

--------------------------------------------------------------------------------

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 2.9% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 50.0%
ADVERTISING -- 0.2%
    Omnicom Group, Inc. ...............  10,100  $    462,075
                                                   ----------
AEROSPACE -- 1.6%
    General Motors Corp. Cl-H..........  21,900     1,231,875
    Gulfstream Aerospace Corp.*........   2,800        67,900
    Northrop Grumman Corp. ............  15,150     1,253,662
    Precision Castparts Corp. .........   5,800       287,825
    Rockwell International Corp.*......   9,470       576,486
    United Technologies Corp. .........  17,580     1,160,280
                                                   ----------
                                                    4,578,028
                                                   ----------
AIRLINES -- 0.3%
    Delta Air Lines, Inc. .............  10,500       744,187
                                                   ----------
AUTOMOBILE MANUFACTURERS -- 1.5%
    Chrysler Corp. ....................  23,000       759,000
    Ford Motor Co. ....................  43,090     1,373,494
    General Motors Corp. ..............  37,300     2,079,475
                                                   ----------
                                                    4,211,969
                                                   ----------
AUTOMOTIVE PARTS -- 2.2%
    Eaton Corp. .......................  20,940     1,460,565
    Echlin, Inc. ......................  35,540     1,123,952
    Goodyear Tire & Rubber Co. ........  11,400       585,675
    ITT Industries, Inc. ..............  39,320       963,340
    Magna International, Inc. Cl-A.....   5,000       278,750
    TRW, Inc. .........................  38,100     1,885,950
                                                   ----------
                                                    6,298,232
                                                   ----------
BEVERAGES -- 0.3%
    Anheuser-Busch Companies, Inc. ....   9,200       368,000
    Coca-Cola Enterprises, Inc. .......   5,700       276,450
    Panamerican Beverages, Inc. Cl-A...   5,500       257,812
                                                   ----------
                                                      902,262
                                                   ----------
BROADCASTING -- 0.1%
    Evergreen Media Corp. Cl-A.........   6,900       172,500
                                                   ----------
BUILDING MATERIALS -- 0.4%
    Armstrong World Industries,
      Inc. ............................  11,730       815,235
    Sherwin-Williams Co. ..............   5,400       302,400
    Terex Corp. Appreciation Rights*...     600         1,200
                                                   ----------
                                                    1,118,835
                                                   ----------
BUSINESS SERVICES -- 0.6%
    Accustaff*.........................  10,100       213,362
    Equifax, Inc. .....................  14,200       434,875
    Norrell Corp. .....................  13,500       367,875
    Primark Corp.*.....................   7,800       193,050
    Quintiles Transnational Corp.*.....   3,400       225,250
    Telespectrum Worldwide, Inc.*......  14,100       223,838
                                                   ----------
                                                    1,658,250
                                                   ----------
CHEMICALS -- 1.6%
    Dupont, (E.I.) de Nemours & Co. ...  13,700     1,292,938
    Eastman Chemical Co. ..............  21,010     1,160,802
    Praxair, Inc. .....................   7,400       341,325
    Witco Corp. .......................  53,530     1,632,665
                                                   ----------
                                                    4,427,730
                                                   ----------

                                        SHARES      VALUE
                                        -------  ------------
CLOTHING & APPAREL -- 0.3%
    Hilfiger, (Tommy) Corp.*...........   4,200  $    201,600
    Jones Apparel Group, Inc.*.........   7,600       284,050
    Nine West Group, Inc.*.............   4,900       227,238
    St. John Knits, Inc. ..............   3,900       169,650
                                                   ----------
                                                      882,538
                                                   ----------
COMPUTER HARDWARE -- 1.1%
    Gateway 2000, Inc.*................   2,600       139,262
    Hewlett-Packard Co. ...............  18,300       919,575
    International Business Machines
      Corp. ...........................  13,630     2,058,130
                                                   ----------
                                                    3,116,967
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 1.3%
    BMC Software, Inc.*................   2,000        82,750
    CDW Computers Centers, Inc.*.......   5,200       308,425
    Citrix Systems, Inc.*..............   4,600       179,687
    DST Systems, Inc.*.................   6,200       194,525
    Learning Co., Inc.*................  10,100       145,188
    McAfee Associates, Inc.*...........   7,500       330,000
    NCR Corp.*.........................  18,720       624,780
    Parametric Technology Corp.*.......   4,900       251,737
    Paychex, Inc. .....................   4,400       226,325
    Peoplesoft, Inc.*..................   6,800       325,975
    Reynolds & Reynolds Co. Cl-A.......  21,300       553,800
    Sterling Commerce, Inc.*...........   5,800       204,450
    Viasoft, Inc.*.....................   3,500       165,375
    Western Digital Corp.*.............   3,100       176,312
                                                   ----------
                                                    3,769,329
                                                   ----------
CONGLOMERATES -- 1.2%
    Minnesota Mining & Manufacturing
      Co. .............................  23,040     1,909,440
    Philip Morris Companies, Inc. .....  12,360     1,392,045
                                                   ----------
                                                    3,301,485
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 2.8%
    American Brands, Inc. .............  25,800     1,280,325
    Apollo Group, Inc. Cl-A*...........   8,200       274,187
    Avon Products, Inc. ...............  18,400     1,051,100
    Colgate-Palmolive Co. .............   8,500       784,125
    Eastman Kodak Co. .................  25,720     2,064,030
    Estee Lauder Co. Cl-A..............   8,700       442,612
    Tupperware Corp. ..................   4,600       246,675
    Whirlpool Corp. ...................  21,840     1,018,290
    Whitman Corp. .....................  42,550       973,331
                                                   ----------
                                                    8,134,675
                                                   ----------
CONTAINERS & PACKAGING -- 0.5%
    Crown Cork & Seal Co., Inc. .......  17,585       956,184
    Temple-Inland, Inc. ...............  10,950       592,669
                                                   ----------
                                                    1,548,853
                                                   ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.6%
    ADT Ltd.*..........................   9,400       215,025
    BMC Industries, Inc. ..............   4,100       129,150
    C-Cube Microsystems, Inc.*.........   3,200       118,200
    Diebold, Inc. .....................   5,000       314,375
    Electronics For Imaging, Inc.*.....   2,900       238,525
    General Signal Corp. ..............  19,870       849,442

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
    Honeywell, Inc. ...................  16,900  $  1,111,175
    International Game Technology......   9,600       175,200
    LSI Logic Corp.*...................   4,600       123,050
    Perkin-Elmer Corp. ................   3,500       206,063
    Polaroid Corp. ....................  26,460     1,151,010
    SCI Systems, Inc.*.................   4,800       214,200
    Symbol Technologies, Inc.*.........   5,900       261,075
    Texas Instruments, Inc. ...........  33,750     2,151,562
    Waters Corp.*......................   6,800       206,550
                                                   ----------
                                                    7,464,602
                                                   ----------
ENTERTAINMENT & LEISURE -- 0.1%
    Callaway Golf Co. .................   6,100       175,375
    Harley-Davidson, Inc. .............   4,100       192,700
                                                   ----------
                                                      368,075
                                                   ----------
ENVIRONMENTAL SERVICES -- 0.8%
    United Waste Systems, Inc.*........   7,600       261,250
    U.S. Filter Corp.*.................  15,300       485,775
    USA Waste Services, Inc.*..........   8,900       283,688
    WMX Technologies, Inc. ............  34,730     1,133,066
                                                   ----------
                                                    2,163,779
                                                   ----------
FINANCIAL-BANK & TRUST -- 5.6%
    Banc One Corp. ....................  26,190     1,126,170
    BankAmerica Corp. .................  12,170     1,213,957
    Bankers Trust New York Corp. ......  14,480     1,248,900
    Charter One Financial, Inc. .......   9,600       403,200
    CoreStates Financial Corp. ........  19,130       993,564
    First of America Bank Corp. .......   3,600       216,450
    Fleet Financial Group, Inc. .......  29,750     1,483,781
    Great Western Financial Corp. .....  19,330       560,570
    Keycorp............................  26,300     1,328,150
    Mellon Bank Corp. .................   8,210       582,910
    Morgan, (J.P.) & Co., Inc. ........  23,800     2,323,475
    NationsBank Corp. .................   9,020       881,705
    Northern Trust Corp. ..............   8,800       319,000
    PNC Bank Corp. ....................  63,610     2,393,326
    State Street Boston Corp. .........   5,600       361,200
    TCF Financial Corp. ...............   7,900       343,650
    Washington Mutual, Inc. ...........   8,600       372,488
                                                   ----------
                                                   16,152,496
                                                   ----------
FINANCIAL SERVICES -- 1.0%
    Ahmanson, (H.F.) & Co. ............  36,000     1,170,000
    Beneficial Corp. ..................  15,820     1,002,592
    Finova Group, Inc. ................   6,600       424,050
    SunAmerica, Inc. ..................   5,000       221,875
                                                   ----------
                                                    2,818,517
                                                   ----------
FOOD -- 0.4%
    General Mills, Inc. ...............  19,340     1,225,673
                                                   ----------

                                        SHARES      VALUE
                                        -------  ------------
HEALTHCARE SERVICES -- 0.6%
    American Medical Response, Inc.*...   7,500  $    243,750
    Genesis Health Ventures, Inc.*.....   6,000       186,750
    Health Care & Retirement Corp.*....   7,400       211,825
    Health Management Associates,
      Inc.*............................  11,000       247,500
    Healthsouth Corp.*.................   5,600       216,300
    Omnicare, Inc. ....................  12,800       411,200
    Oxford Health Plans, Inc.*.........   4,700       275,244
                                                   ----------
                                                    1,792,569
                                                   ----------
HOTELS & MOTELS -- 0.1%
    HFS, Inc.*.........................   3,600       215,100
                                                   ----------
INDUSTRIAL PRODUCTS -- 0.4%
    Corning, Inc. .....................  27,700     1,281,125
                                                   ----------
INSURANCE -- 1.7%
    American General Corp. ............  35,700     1,459,237
    AON Corp. .........................  20,070     1,246,849
    Capmac Holdings, Inc. .............   5,600       185,500
    CIGNA Corp. .......................   5,030       687,224
    USF&G Corp. .......................  68,440     1,428,685
                                                   ----------
                                                    5,007,495
                                                   ----------
MACHINERY & EQUIPMENT -- 0.5%
    New Holland NV*....................  66,600     1,390,275
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.7%
    Baxter International, Inc. ........  31,390     1,286,990
    IDEXX Laboratories, Inc.*..........   5,700       205,200
    Stryker Corp. .....................  10,600       316,675
    U.S. Surgical Corp. ...............   5,700       224,438
                                                   ----------
                                                    2,033,303
                                                   ----------
METALS & MINING -- 0.4%
    Freeport-McMoran Copper & Gold,
      Inc. Cl-A........................  37,530     1,055,531
                                                   ----------
OFFICE EQUIPMENT -- 0.8%
    Staples, Inc.*.....................  19,200       346,800
    Xerox Corp. .......................  39,020     2,053,428
                                                   ----------
                                                    2,400,228
                                                   ----------
OIL & GAS -- 3.8%
    Amoco Corp. .......................  22,180     1,785,490
    British Petroleum Co. PLC [ADR]....   8,600     1,215,825
    Camco International, Inc. .........   6,800       313,650
    Coastal Corp. .....................  24,400     1,192,550
    Global Marine, Inc.*...............   9,500       195,938
    Halliburton Co. ...................   5,600       337,400
    Mobil Corp. .......................   9,450     1,155,263
    Occidental Petroleum Corp. ........  49,670     1,161,036
    Panenergy Corp. ...................  22,010       990,450
    Phillips Petroleum Co. ............  26,930     1,191,653
    Total SA [ADR].....................  31,500     1,267,875
    Western Atlas, Inc.*...............   2,800       198,450
                                                   ----------
                                                   11,005,580
                                                   ----------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
PAPER & FOREST PRODUCTS -- 1.6%
    Kimberly-Clark Corp. ..............  24,250  $  2,309,813
    Rayonier, Inc. ....................  18,860       723,753
    Weyerhaeuser Co. ..................  33,150     1,570,481
                                                   ----------
                                                    4,604,047
                                                   ----------
PHARMACEUTICALS -- 2.8%
    American Home Products Corp. ......  17,600     1,031,800
    Biochem Pharma, Inc.*..............   3,900       195,975
    Bristol-Meyers Squibb Co. .........   8,920       970,050
    Cardinal Health, Inc. .............   7,050       410,662
    Dura Pharmaceutical, Inc.*.........   5,400       257,850
    Elan Corp. PLC [ADR]*..............  10,900       362,425
    Interneuron Pharmaceuticals,
      Inc.*............................   7,900       205,400
    Pharmacia & Upjohn, Inc. ..........  64,050     2,537,981
    Warner-Lambert Co. ................  27,020     2,026,500
                                                   ----------
                                                    7,998,643
                                                   ----------
PRINTING & PUBLISHING -- 0.6%
    Belo, (A.H.) Corp. Cl-A............   8,100       282,487
    Gartner Group, Inc. Cl-A*..........   6,900       268,669
    Times Mirror Co. Cl-A..............  21,040     1,046,740
                                                   ----------
                                                    1,597,896
                                                   ----------
RAILROADS -- 0.9%
    Canadian National Railway Co. .....  15,700       596,600
    Norfolk Southern Corp. ............  12,870     1,126,125
    Union Pacific Corp. ...............  14,800       889,850
                                                   ----------
                                                    2,612,575
                                                   ----------
RETAIL & MERCHANDISING -- 3.1%
    Borders Group, Inc.*...............   8,600       308,525
    CompUSA, Inc.*.....................   6,600       136,125
    Consolidated Stores Corp.*.........  12,325       395,941
    Dayton-Hudson Corp. ...............  31,440     1,234,020
    Harcourt General, Inc. ............   6,400       295,200
    J.C. Penney Co., Inc. .............  22,280     1,086,150
    Kmart Corp.*....................... 120,060     1,245,623
    May Department Stores Co. .........  21,700     1,014,475
    Pier 1 Imports, Inc. ..............   9,900       174,488
    Revco D.S., Inc.*..................   9,200       340,400
    Rite Aid Corp. ....................  32,060     1,274,385
    Sears Roebuck & Co. ...............  13,200       608,850
    Starbucks Corp.*...................   6,700       191,788
    TJX Companies, Inc. ...............  11,300       535,338
                                                   ----------
                                                    8,841,308
                                                   ----------
SEMI-CONDUCTORS -- 0.6%
    Analog Devices, Inc.*..............   5,900       199,862
    Microchip Technology, Inc.*........   3,700       188,238
    Motorola, Inc. ....................  21,980     1,349,023
                                                   ----------
                                                    1,737,123
                                                   ----------
                                        SHARES      VALUE
                                        -------  ------------
TELECOMMUNICATIONS -- 3.8%
    ADC Telecommunications, Inc.*......   6,000  $    186,750
    Ameritech Corp. ...................  11,900       721,437
    BellSouth Corp. ...................  34,980     1,412,317
    Cascade Communications Corp.*......   5,300       292,162
    Cincinnati Bell, Inc. .............   2,500       154,062
    Clear Channel Communications,
      Inc.*............................  10,300       372,087
    Deutsche Telekom AG [ADR]*.........  31,000       633,563
    GTE Corp. .........................  43,550     1,981,525
    LCI International, Inc.*...........   7,300       156,950
    Pacific Telesis Group..............  35,940     1,320,795
    Pairgain Technologies, Inc.*.......   4,900       149,144
    Picturetel Corp.*..................   6,800       176,800
    Sprint Corp. ......................  48,340     1,927,558
    Telebras SA [ADR]..................   7,300       558,450
    Teleport Communications Group, Inc.
      Cl-A*............................  10,100       308,050
    Tellabs, Inc.*.....................   9,600       361,200
    360 Communications Co.*............  10,100       233,563
                                                   ----------
                                                   10,946,413
                                                   ----------
TRANSPORTATION -- 0.4%
    Ryder Systems, Inc. ...............  36,100     1,015,313
    Wisconsin Central Transportation
      Corp.*...........................   6,100       241,713
                                                   ----------
                                                    1,257,026
                                                   ----------
UTILITIES -- 0.7%
    California Energy Co., Inc.*.......  13,000       437,125
    Northeast Utilities System.........  25,800       341,850
    Union Electric Co. ................  28,900     1,112,650
                                                   ----------
                                                    1,891,625
                                                   ----------
TOTAL COMMON STOCK
  (COST $138,113,610)..................           143,188,919
                                                   ----------
PREFERRED STOCK -- 0.4%
FINANCIAL-BANK & TRUST -- 0.0%
    Chevy Chase Capital Corp. Cl-A
      10.375%..........................   1,140        57,855
                                                   ----------
FOOD -- 0.0%
    AmeriKing, Inc. 13.00% [PIK].......      25        27,500
                                                   ----------
MACHINERY & EQUIPMENT -- 0.3%
    Case Corp. Cl-A $4.50 [CVT]........   6,160       819,144
                                                   ----------
TELECOMMUNICATIONS -- 0.1%
    Cablevision Systems Corp. Cl-M
      11.125% [PIK]....................   1,542       138,767
                                                   ----------
TOTAL PREFERRED STOCK
  (COST $1,022,357)....................             1,043,266
                                                   ----------
FOREIGN STOCK -- 14.2%
AIRLINES -- 0.2%
    KLM Royal Dutch Airlines NV --
      (NLG)............................   7,000       197,240
    Swire Pacific Ltd. Cl-A -- (HKD)...  40,000       381,408
                                                   ----------
                                                      578,648
                                                   ----------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    Bayerische Motoren Werke AG --
      (DEM)............................     900  $    621,861
    Edaran Otomobil Nasional BHD --
      (MYR)............................   8,000        79,991
    Peugeot Citroen SA -- (FRF)........   2,450       276,200
                                                   ----------
                                                      978,052
                                                   ----------
AUTOMOTIVE PARTS -- 0.6%
    Autoliv AB -- (SEK)................   3,300       145,276
    Bridgestone Corp. -- (JPY).........  26,000       494,596
    Denso Corp. -- (JPY)...............  20,000       482,490
    Michelin CGDE Cl-B -- (FRF)........  10,600       573,144
                                                   ----------
                                                    1,695,506
                                                   ----------
BEVERAGES -- 0.0%
    Guinness PLC -- (GBP)..............   7,400        57,989
                                                   ----------
BUILDING MATERIALS -- 0.4%
    CRH PLC -- (IEP)...................  60,800       622,492
    Lafarge SA -- (FRF)................   6,900       414,642
                                                   ----------
                                                    1,037,134
                                                   ----------
BUSINESS SERVICES -- 0.1%
    SGS Holdings SA -- (CHF)...........     125       307,293
                                                   ----------
CHEMICALS -- 0.6%
    Akzo-Nobel NV -- (NLG).............   3,300       451,531
    Bayer AG -- (DEM)..................  20,300       824,811
    DSM NV -- (NLG)....................   2,000       197,588
    Sekisui Chemical Co.
      Ltd. -- (JPY)....................  29,000       293,385
    Solvay SA -- (BEF).................      75        46,009
                                                   ----------
                                                    1,813,324
                                                   ----------
CLOTHING & APPAREL -- 0.1%
    Onward Kashiyama Co.
      Ltd. -- (JPY)....................  15,000       211,414
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    Getronics NV -- (NLG)..............  13,800       375,244
                                                   ----------
CONGLOMERATES -- 0.9%
    BAT Industries PLC -- (GBP)........  73,200       607,472
    Cycle & Carriage Ltd. -- (SGD).....  19,000       232,304
    Hutchison Whampoa Ltd. -- (HKD)....  56,000       439,847
    Mitsui & Co. Ltd. -- (JPY).........  48,000       390,143
    Securicor PLC -- (GBP).............  45,300       216,871
    Sungei Way Holdings BHD -- (MYR)...  34,000       100,978
    Sungei Way Holdings BHD Rights --
      (MYR)*...........................   3,400         4,039
    Tabacalera SA Cl-A -- (ESP)........   2,600       112,284
    Unilever NV -- (NLG)...............   2,000       354,360
                                                   ----------
                                                    2,458,298
                                                   ----------
CONSTRUCTION -- 0.0%
    Toda Construction Co. -- (JPY).....  16,000       121,747
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    Electrolux AB Cl-B -- (SEK)........   5,500       320,676
    Kao Corp. -- (JPY).................  34,000       396,887
    Zodiac SA -- (FRF).................   1,200       367,392
                                                   ----------
                                                    1,084,955
                                                   ----------
                                        SHARES      VALUE
                                        -------  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.2%
    General Electric Co.
      PLC -- (GBP).....................  71,000  $    464,561
    Hirose Electric Ltd. -- (JPY)......   5,000       290,099
    Murata Manufacturing Co. Ltd. --
      (JPY)............................   6,000       199,741
    Omron Corp. -- (JPY)...............  15,000       282,750
    Philips Electronics NV -- (NLG)....  12,300       499,188
    SGS-Thomson Microelectronics --
      (FRF)*...........................  13,000       920,989
    Sharp Corp. -- (JPY)...............  20,000       285,344
    TDK Corp. -- (JPY).................   8,000       522,265
                                                   ----------
                                                    3,464,937
                                                   ----------
FINANCIAL-BANK & TRUST -- 1.8%
    ABN AMRO Holding NV -- (NLG).......   9,670       630,165
    Allied Irish Banks PLC -- (IEP)....  70,800       470,238
    Banco Bilbao Vizcaya SA -- (ESP)...   5,800       314,107
    Barclays Bank PLC -- (GBP).........  24,000       411,291
    Certificados de la
      Tesoreria -- (MXP)............... 390,540       419,554
    Commonwealth Bank of Australia --
      (AUD)............................  21,000       201,130
    Dao Heng Bank Group
      Ltd. -- (HKD)....................  36,000       172,681
    Developmental Bank of Singapore
      Ltd. Cl-F -- (SGD)...............  12,000       162,162
    HSBC Holdings PLC -- (HKD).........  31,600       676,165
    ING Groep NV -- (NLG)..............  17,400       627,481
    Julius Baer Holdings AG Cl-B --
      (CHF)............................     300       314,503
    Malayan Banking BHD -- (MYR).......   7,000        77,615
    United Overseas Bank
      Ltd. -- (SGD)....................  18,000       200,772
    Westpac Banking Corp.
      Ltd. -- (AUD)....................  87,000       495,521
                                                   ----------
                                                    5,173,385
                                                   ----------
FINANCIAL SERVICES -- 0.5%
    Bank of Ireland -- (IEP)...........  52,500       475,168
    Cetelem Group SA -- (FRF)..........   2,200       254,812
    CLF Dexia France -- (FRF)..........   5,500       479,895
    Gucco Group Ltd. -- (HKD)..........  48,000       268,718
                                                   ----------
                                                    1,478,593
                                                   ----------
FOOD -- 0.6%
    Danisco AS -- (DKK)................   3,600       219,355
    Goodman Fielder Ltd. -- (AUD)...... 169,000       209,721
    Greencore Group PLC -- (IEP).......  57,000       357,791
    Ito-Yokado Co. Ltd. -- (JPY).......   8,000       348,638
    Nestle SA -- (CHF).................     495       531,506
                                                   ----------
                                                    1,667,011
                                                   ----------
INDUSTRIAL PRODUCTS -- 0.0%
    Daikin Industries Ltd. -- (JPY)....  15,000       133,593
                                                   ----------
INSURANCE -- 0.5%
    Aegon NV -- (NLG)..................   7,400       472,368
    Mapfre Vida -- (ESP)...............   3,100       215,544
    Swiss Reinsurance Co. -- (CHF).....     430       459,142
    Tokio Marine & Fire Insurance Co.
      -- (JPY).........................  19,000       179,075
                                                   ----------
                                                    1,326,129
                                                   ----------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
MACHINERY & EQUIPMENT -- 0.6%
    ABB AG -- (CHF)....................     308  $    383,188
    Komori Corp. -- (JPY)..............   5,000       106,355
    Kurita Water Industries
      Ltd. -- (JPY)....................  13,000       263,035
    Rieter Holdings AG -- (CHF)........     450       124,412
    Sandvik AB Cl-B -- (SEK)...........  18,400       501,185
    Weir Group PLC -- (GBP)............  46,000       206,827
                                                 ------------
                                                    1,585,002
                                                 ------------
METALS & MINING -- 0.3%
    Preussag AG -- (DEM)...............   1,800       407,547
    RTZ Corp. PLC -- (GBP).............  28,000       449,145
                                                 ------------
                                                      856,692
                                                 ------------
MISCELLANEOUS -- 0.2%
    VA Technologie AG -- (ATS).........   3,100       487,594
                                                 ------------
OFFICE EQUIPMENT -- 0.2%
    Canon, Inc. -- (JPY)...............  24,000       531,258
                                                 ------------
OIL & GAS -- 1.1%
    British Petroleum Co.
      PLC -- (GBP).....................  29,700       356,357
    Burmah Castrol PLC -- (GBP)........  23,000       433,747
    Ente Nazionale Idrocarburi SPA --
      (ITL)............................  91,100       465,363
    Far East Levingston Shipbuilding
      Ltd. -- (SGD)....................  39,000       203,561
    Shell Transport & Trading Co.
      PLC -- (GBP).....................  25,600       443,534
    Societe Nationale Elf Aquitaine
      SA -- (FRF)......................   6,650       606,296
    Total SA Cl-B -- (FRF).............   8,400       684,285
                                                 ------------
                                                    3,193,143
                                                 ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Svenska Cellulosa AB
      Cl-B -- (SEK)....................  17,500       356,859
                                                 ------------
PHARMACEUTICALS -- 0.7%
    Astra AB Cl-A -- (SEK).............  11,000       545,797
    Novartis AG -- (CHF)*..............     555       635,363
    Pharmacia & Upjohn,
      Inc. -- (SEK)....................  13,400       551,436
    Santen Pharmaceutical
      Ltd. -- (JPY)....................  10,000       207,523
    Yamanouchi Pharmaceutical Co.
      Ltd. -- (JPY)....................  10,000       205,793
                                                 ------------
                                                    2,145,912
                                                 ------------
PRINTING & PUBLISHING -- 0.1%
    Dai Nippon Printing Co.
      Ltd. -- (JPY)....................  24,000       421,271
                                                 ------------
RAILROADS -- 0.1%
    East Japan Railway Co.
      Ltd. -- (JPY)....................      85       382,923
                                                 ------------
REAL ESTATE -- 0.6%
    Amoy Properties Ltd. -- (HKD)...... 190,000       273,903
    Cheung Kong Holdings
      Ltd. -- (HKD)....................  72,000       639,990
    Hong Kong Land Holdings Ltd. --
      (HKD)............................  93,000       258,540
    Sung Hung Kai Properties Ltd. --
      (HKD)............................  34,000       416,510
                                                 ------------
                                                    1,588,943
                                                 ------------
                                        SHARES      VALUE
                                        -------  ------------
RETAIL & MERCHANDISING -- 0.3%
    Marui Co. Ltd. -- (JPY)............  22,000  $    397,579
    Vendex International NV -- (NLG)...   9,200       394,179
                                                 ------------
                                                      791,758
                                                 ------------
TELECOMMUNICATIONS -- 0.8%
    Deutsche Telekom AG -- (DEM).......  19,900       415,608
    Nippon Telegraph & Telephone
      Corp. -- (JPY)...................      60       455,512
    Portugal Telecom SA -- (PTE).......  15,600       444,909
    Royal PTT NV -- (NLG)..............   8,900       340,045
    Vodafone Group PLC -- (GBP)........ 138,900       586,462
                                                 ------------
                                                    2,242,536
                                                 ------------
TRANSPORTATION -- 0.2%
    IHC Caland NV -- (NLG).............   6,300       360,511
    Yamato Transport Co.
      Ltd. -- (JPY)....................  12,000       124,514
                                                 ------------
                                                      485,025
                                                 ------------
UTILITIES -- 0.6%
    Chubu Electric Power
      Ltd. -- (JPY)....................   9,000       178,988
    Hong Kong Electric Holdings Ltd. --
      (HKD)............................  25,000        83,069
    Kyushu Electric Power
      Ltd. -- (JPY)....................   8,000       155,642
    Scottish Power PLC -- (GBP)........  78,000       470,282
    United Utilities PLC -- (GBP)......  19,300       205,291
    Veba AG -- (DEM)...................  10,200       587,313
                                                 ------------
                                                    1,680,585
                                                 ------------
TOTAL FOREIGN STOCK
  (COST $38,817,523)...................            40,712,753
                                                 ------------

                                           PAR
                               MATURITY   (000)
                               --------- --------
CORPORATE OBLIGATIONS -- 11.3%
ADVERTISING -- 0.1%
    Larmar Advertising Co. Sr.
      Sub. Notes
      9.625%..................  12/01/06 $     35        36,137
    Universal Outdoor, Inc.
      Sr. Sub. Notes
      9.75%...................  10/15/06      200       207,000
                                                  -------------
                                                        243,137
                                                  -------------
AEROSPACE -- 0.4%
    BE Aerospace, Inc.
      Sr. Sub. Notes
      9.875%..................  02/01/06      200       209,250
    Howmet Corp.
      Sr. Sub. Notes
      10.00%..................  12/01/03      150       163,500
    Lockheed Martin Corp.
      Notes
      7.25%...................  05/15/06      400       408,500
    Northrop Grumman Corp.
      Notes
      7.00%...................  03/01/06      155       152,869

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    UNC, Inc. Sr. Sub. Notes
      11.00%..................  06/01/06 $    200 $     214,000
                                                  -------------
                                                      1,148,119
                                                  -------------
AUTOMOBILE MANUFACTURERS -- 0.0%
    Daimler-Benz North America
      Notes
      7.375%..................  09/15/06      120       123,600
                                                  -------------
AUTOMOTIVE PARTS -- 0.3%
    Aftermarket Technology,
      Inc. Sr. Sub. Notes
      12.00%..................  08/01/04      200       223,500
    APS, Inc. Notes
      11.875%.................  01/15/06      100       107,875
    CSK Auto, Inc.
      Sr. Sub. Notes 144A
      11.00%..................  11/01/06       35        36,225
    Exide Corp. Sr. Notes
      10.75%..................  12/15/02      200       210,500
    Lear Corp. Sub. Notes
      9.50%...................  07/15/06      200       216,250
    Safelite Glass Corp.
      Sr. Sub. Notes 144A
      9.875%..................  12/15/06        5         5,150
                                                  -------------
                                                        799,500
                                                  -------------
BEVERAGES -- 0.0%
    Canandaigua Wine
      Sr. Sub. Notes 144A
      8.75%...................  12/15/03       45        43,987
                                                  -------------
BROADCASTING -- 0.5%
    American Radio Systems
      Notes
      9.00%...................  02/01/06      100        98,500
    Argyle Television, Inc.
      Sr. Sub. Notes
      9.75%...................  11/01/05      200       203,500
    Benedek Broadcasting Corp.
      Sr. Notes
      11.875%.................  03/01/05      200       208,750
    Granite Broadcasting Corp.
      Sr. Sub. Debs.
      10.375%.................  05/15/05      150       154,875
    News America Holdings
      Debs.
      7.70%...................  10/30/25      435       412,162
    SFX Broadcasting, Inc.
      Sr. Sub. Notes
      10.75%..................  05/15/06      150       158,625
    Sinclair Broadcasting
      Group Sr. Sub. Notes
      10.00%..................  09/30/05      200       205,000
                                                  -------------
                                                      1,441,412
                                                  -------------
BUILDING MATERIALS -- 0.2%
    Atrium Companies, Inc.
      Sr. Sub. Notes 144A
      10.50%..................  11/15/06       30        30,450
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Building Materials Corp.
      Sr. Notes 144A
      8.625%..................  12/15/06 $     10 $      10,000
    Cemex SA 144A
      12.75%..................  07/15/06       75        84,000
    Inter-City Products Corp.
      USA Sr. Notes
      9.75%...................  03/01/00      200       205,000
    Southdown, Inc.
      Sr. Sub. Notes
      10.00%..................  03/01/06      150       159,000
    Terex Corp. Sr. Notes
      13.25%..................  05/15/02      150       162,000
                                                  -------------
                                                        650,450
                                                  -------------
BUSINESS SERVICES -- 0.1%
    Outsourcing Solutions
      Corp. Sr. Sub. Notes
      144A
      11.00%..................  11/01/06       20        21,050
    Primark Corp. Sr. Notes
      8.75%...................  10/15/00      200       201,500
                                                  -------------
                                                        222,550
                                                  -------------
CHEMICALS -- 0.0%
    Arcadian Partners L.P. Sr.
      Notes Cl-B
      10.75%..................  05/01/05       50        55,500
                                                  -------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    Unisys Corp. Sr. Notes
      11.75%..................  10/15/04      200       213,000
                                                  -------------
CONSTRUCTION -- 0.0%
    Newport News Shipbuilding,
      Inc. Sr. Notes 144A
      8.625%..................  12/01/06       20        20,500
      9.25%...................  12/01/06       15        15,487
                                                  -------------
                                                         35,987
                                                  -------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    Herff Jones, Inc.
      Sr. Sub. Notes
      11.00%..................  08/15/05      200       216,000
    Imed Corp.
      Sr. Sub. Notes 144A
      9.75%...................  12/01/06       50        51,125
    Pierce Leahy Corp.
      Sr. Sub. Notes
      11.125%.................  07/15/06      200       219,000
    Rose Hills Acquisition Sr.
      Sub. Notes 144A
      9.50%...................  11/15/04       15        15,337
    Scotsman Group Sr. Notes
      9.50%...................  12/15/00      200       204,250
                                                  -------------
                                                        705,712
                                                  -------------
CONTAINERS & PACKAGING -- 0.3%
    Amtrol Acquisition, Inc.
      Sr. Sub. Notes 144A
      10.625%.................  12/31/06       15        15,261

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Gaylord Container Corp.
      Sr. Notes
      11.50%..................  05/15/01 $     50 $      53,375
    Ivex Packaging Corp.
      Sr. Sub. Notes
      12.50%..................  12/15/02      150       162,375
      8.51% [STEP]............  03/15/05      170       131,750
    Owens Illinois, Inc. Debs.
      11.00%..................  12/01/03      150       167,625
    Riverwood International
      Co. Notes
      10.875%.................  04/01/08      200       185,000
    Stone Container Corp.
      First Mtge.
      10.75%..................  10/01/02      200       211,000
                                                  -------------
                                                        926,386
                                                  -------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
    Amphenol Corp.
      Sr. Sub. Notes
      12.75%..................  12/15/02      200       221,000
    Celestica International
      Sr. Sub. Notes 144A
      10.50%..................  12/31/06       20        21,075
                                                  -------------
                                                        242,075
                                                  -------------
ENTERTAINMENT & LEISURE -- 1.0%
    ACT III Theaters
      Sr. Sub. Notes
      11.875%.................  02/01/03      200       217,750
    Argosy Gaming Co.
      First Mtge.
      13.25%..................  06/01/04      150       141,375
    Casino America, Inc. Sr.
      Notes
      12.50%..................  08/01/03      150       142,500
    Cinemark USA, Inc.
      Sr. Sub. Notes
      9.625%..................  08/01/08      200       202,000
    Coast Hotels & Casino
      Notes Cl-B
      13.00%..................  12/15/02      200       220,750
    Colorado Gaming &
      Entertainment Corp.
      [PIK]
      12.00%..................  06/01/03      150       141,750
    Players International Sr.
      Notes
      10.875%.................  04/15/05      150       148,875
    Showboat Marina Casinos
      First Mtge.
      13.50%..................  03/15/03      150       165,750
    Six Flags Theme Parks Sr.
      Sub. Notes Cl-A [STEP]
      5.79%...................  06/15/05      200       188,250
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Time Warner Entertainment
      Debs.
      7.25%...................  09/01/08 $    450 $     434,250
      8.875%..................  10/01/12      225       244,406
    Time Warner, Inc. Cl-K
      [PIK]
      10.25%..................  07/01/16      200       218,000
    Trump Atlantic City
      Assoc., Inc. Notes
      11.25%..................  05/01/06      150       148,500
    Trump Holdings & Funding
      Assoc. Sr. Notes
      15.50%..................  06/15/05      100       114,500
                                                  -------------
                                                      2,728,656
                                                  -------------
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste North America
      Sr. Sub. Notes 144A
      10.25%..................  12/01/06       35        36,925
    WMX Technologies, Inc.
      Notes
      7.10%...................  08/01/26      235       242,637
                                                  -------------
                                                        279,562
                                                  -------------
EQUIPMENT SERVICES -- 0.1%
    Coinmach Corp. Sr. Notes
      11.75%..................  11/15/05      200       215,500
                                                  -------------
FINANCIAL-BANK & TRUST -- 1.7%
    ABN AMRO Bank NV
      7.55%...................  06/28/06      320       332,400
    BankAmerica Corp.
      Sub. Notes
      8.125%..................  02/01/02      238       252,577
      8.375%..................  03/15/02      130       139,587
    Capital One Bank Notes
      8.125%..................  03/01/00      720       746,100
    Consorcio Groupo Dina SA
      Disc. Notes
      12.00%..................  11/15/02      200       165,500
    First Nationwide Escrow
      Sr. Sub. Notes 144A
      10.625%.................  10/01/03      150       162,000
    First Nationwide Holdings
      Sr. Notes
      12.50%..................  04/15/03      200       222,500
    Merita Bank Ltd. Sub.
      Notes
      6.50%...................  01/15/06      500       477,500
    NationsBank Corp.
      Sub. Notes
      7.80%...................  09/15/16      410       424,862
      7.25%...................  10/15/25       85        82,131
    North Fork Bancorp 144A
      8.70%...................  12/15/26       25        25,063
    Peoples Bank-Bridgeport
      Sub. Notes
      7.20%...................  12/01/06      305       298,137
    Provident Capital Trust
      144A
      8.60%...................  12/01/26       60        60,600

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Riggs Capital Trust 144A
      8.625%..................  12/31/26 $     15 $      15,037
    Standard Credit Card
      Master Trust 1991-3 C1-A
      8.875%..................  07/07/98    1,310     1,361,436
                                                  -------------
                                                      4,765,430
                                                  -------------
FINANCIAL SERVICES -- 0.9%
    Aames Financial Corp. Sr.
      Notes
      9.125%..................  11/01/03      200       204,500
    American Life Holding Co.
      Sr. Sub. Notes
      11.25%..................  09/15/04      200       230,750
    BanPonce Financial Corp.
      Notes
      6.75%...................  08/09/01      305       305,000
    Commercial Credit Co.
      Notes
      5.875%..................  01/15/03      200       192,500
      7.875%..................  02/01/25      335       362,219
    Contifinancial Corp. Sr.
      Notes
      8.375%..................  08/15/03      200       204,000
    Dollar Financial Group Sr.
      Notes 144A
      10.875%.................  11/15/06       15        15,488
    Ford Motor Credit Co. Sr.
      Notes
      7.00%...................  09/25/01      120       122,250
    Intertek Finance PLC Sr.
      Sub. Notes 144A
      10.25%..................  11/01/06       25        25,938
    Lehman Brothers Holdings
      Notes
      6.40%...................  12/27/99      465       462,303
    Southern Investments UK
      Sr. Notes
      6.80%...................  12/01/06      245       239,794
    Van Kampen Merrit Sr.
      Notes
      9.75%...................  02/15/03      200       214,750
                                                  -------------
                                                      2,579,492
                                                  -------------
FOOD -- 0.1%
    AmeriKing, Inc. Sr. Notes
      10.75%..................  12/01/06       15        15,488
    Chiquita Brands Sr. Notes
      9.625%..................  01/15/04      100       103,500
    RJR Nabisco, Inc. Notes
      8.75%...................  08/15/05      185       185,000
                                                  -------------
                                                        303,988
                                                  -------------
HEALTHCARE SERVICES -- 0.1%
    Genesis Health Ventures,
      Inc. Sr. Sub. Notes 144A
      9.25%...................  10/01/06      200       205,000
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Merit Behavioral Care Sr.
      Sub. Notes
      11.50%..................  11/15/05 $    100 $     106,000
                                                  -------------
                                                        311,000
                                                  -------------
HOTELS & MOTELS -- 0.1%
    Hammons, (J.Q.) Hotel
      Group First Mtge.
      8.875%..................  02/15/04      100        99,000
    Host Marriott Travel Plaza
      Sr. Notes Cl-B
      9.50%...................  05/15/05      200       209,000
    Prime Hospitality Corp.
      First Mtge.
      9.25%...................  01/15/06       50        51,000
                                                  -------------
                                                        359,000
                                                  -------------
INSURANCE -- 0.4%
    Aegon NV Sub. Notes
      8.00%...................  08/15/06      350       372,750
    Conseco, Inc. Sr. Notes
      10.50%..................  12/15/04      355       417,569
    Reliance Group Holdings
      Sr. Notes
      9.00%...................  11/15/00      200       205,500
    Travelers-Aetna Property
      Casualty Corp. Sr. Notes
      7.75%...................  04/15/26      250       257,500
                                                  -------------
                                                      1,253,319
                                                  -------------
MACHINERY & EQUIPMENT -- 0.0%
    Clark Materials Handling
      Sr. Notes 144A
      10.75%..................  11/15/06       15        15,750
    Hawk Corp. Sr. Notes 144A
      10.25%..................  12/01/03       15        15,450
    Motors and Gears, Inc. Sr.
      Notes 144A
      10.75%..................  11/15/06       35        36,181
    Ryder TRS, Inc.
      Sr. Sub. Notes 144A
      10.00%..................  12/01/06       15        15,600
                                                  -------------
                                                         82,981
                                                  -------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.0%
    Fresenius Medical Care AG
      9.00%...................  12/01/06       50        50,938
                                                  -------------
METALS & MINING -- 0.3%
    AK Steel Corp. Sr. Notes
      144A
      9.125%..................  12/15/06       30        30,900
    Noranda, Inc.
      7.00%...................  07/15/05      680       669,800
    WCI Steel, Inc. Sr. Notes
      144A
      10.00%..................  12/01/04       50        50,750
                                                  -------------
                                                        751,450
                                                  -------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
OFFICE EQUIPMENT -- 0.1%
    United Stationery Supply
      Sr. Sub. Notes
      12.75%..................  05/01/05 $    200 $     222,500
                                                  -------------
OIL & GAS -- 0.8%
    Abraxas Petroleum Corp.
      Sr. Notes 144A
      11.50%..................  11/01/04       25        26,750
    Citgo Petroleum Corp. Sr.
      Notes
      7.875%..................  05/15/06      170       175,525
    El Paso Natural Gas Co.
      Debs.
      7.50%...................  11/15/26      180       179,775
    Flores & Rucks
      Sr. Sub. Notes
      9.75%...................  10/01/06      150       158,625
    Forcenergy, Inc.
      Sr. Sub. Notes
      9.50%...................  11/01/06       25        26,125
    HS Resources, Inc.
      Sr. Sub. Notes 144A
      9.25%...................  11/15/06       25        25,625
    Husky Oil Ltd. Debs.
      7.55%...................  11/15/16      305       303,475
    Kelley Oil & Gas Corp. Sr.
      Sub. Notes 144A
      10.375%.................  10/15/06       25        26,000
    LASMO (USA), Inc. Notes
      7.50%...................  06/30/06      235       242,638
    Maxus Energy Corp. Notes
      10.83%..................  09/01/04      150       160,500
    Parker Drilling Corp.
      Notes 144A
      9.75%...................  11/15/06       30        31,650
    Petroliam Nasional BHD
      Notes 144A
      7.625%..................  10/15/26      750       754,688
    Transtexas Gas Corp. Sr.
      Disc. Notes [STEP] 144A
      13.24%..................  12/31/03      124        68,510
    Transtexas Gas Corp. Sr.
      Notes
      11.50%..................  06/15/02      150       162,000
                                                  -------------
                                                      2,341,886
                                                  -------------
PAPER & FOREST PRODUCTS -- 0.1%
    Florida Coast Paper LLC
      First Mtge.
      12.75%..................  06/01/03      150       163,500
    Maxxam Group Holdings,
      Inc. Sr. Notes 144A
      12.00%..................  08/01/03       20        20,450
    Radnor Holdings Sr. Notes
      144A
      10.00%..................  12/01/03       15        15,338
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Repap New Brunswick Sr.
      Notes
      10.625%.................  04/15/05 $    200 $     213,000
                                                  -------------
                                                        412,288
                                                  -------------
PRINTING & PUBLISHING -- 0.1%
    America Media Operation
      Sr. Sub. Notes
      11.625%.................  11/15/04      150       161,250
    K-III Communications Corp.
      Cl-B [PIK]
      11.625%.................  05/01/05      200       203,500
                                                  -------------
                                                        364,750
                                                  -------------
RETAIL & MERCHANDISING -- 0.2%
    Phar-Mor, Inc. Sr. Notes
      11.72%..................  09/11/02      150       157,500
    Rite Aid Corp. Notes
      6.70%...................  12/15/01      170       169,788
    Southland Corp. Sr. Sub.
      Debs.
      5.00%...................  12/15/03      200       165,750
                                                  -------------
                                                        493,038
                                                  -------------
SEMI-CONDUCTORS -- 0.0%
    International Semi-Tech
      Microelectronics Sr.
      Disc. Notes [STEP]
      13.30%..................  08/15/03      200       131,500
                                                  -------------
TELECOMMUNICATIONS -- 2.2%
    Adelphia Communications
      Sr. Notes
      12.50%..................  05/15/02      150       154,125
    Airtouch Communications,
      Inc. Notes
      7.125%..................  07/15/01      295       300,531
    Arch Communications Group
      Sr. Disc. Notes [STEP]
      14.26%..................  03/15/08      250       143,750
    Centennial Cellular Sr.
      Notes
      8.875%..................  11/01/01      200       193,500
    Century Communications
      Corp. Sr. Notes
      9.50%...................  03/01/05      150       154,125
    Cia Telecom Chile Notes
      7.625%..................  07/15/06      295       304,956
    Colt Telecom Group PLC
      Units [STEP]
      12.00%..................  12/15/06       35        21,000
    Comcast U.K. Cable Corp.
      Debs. [STEP]
      10.24%..................  11/15/07      300       212,250
    Comcast U.K. Cable Corp.
      Sr. Sub. Debs.
      9.50%...................  01/15/08      150       155,625
    Commodore Media, Inc. Sr.
      Sub. Notes [STEP]
      7.50%...................  05/01/03      200       210,500

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Diamond Cable
      Communications PLC Sr.
      Disc. Notes [STEP]
      10.61%..................  12/15/05 $    200 $     143,000
    Echostar Satellite
      Broadcasting Co. Sr.
      Disc. Notes [STEP]
      9.54%...................  03/15/04      100        76,500
    Globo Communicacoes
      Partners Notes 144A
      10.50%..................  12/20/06       60        60,000
    Heartland Wireless Sr.
      Notes 144A
      14.00%..................  10/15/04       80        82,600
    Intercel, Inc. Units
      [STEP]
      12.17%..................  02/01/06      200       132,000
    Intermedia Communications
      of Florida, Inc. Sr.
      Notes
      13.50%..................  06/01/05      300       346,500
    International Cabletel,
      Inc. Sr. Notes [STEP]
      11.88%..................  02/01/06      300       204,000
    Jacor Communications Co.
      Notes
      9.75%...................  12/15/06       20        20,600
    JCAC Communications, Inc.
      Sr. Sub. Notes
      10.125%.................  06/15/06      100       104,000
    Jones Intercable Sr. Sub.
      Debs.
      10.50%..................  03/01/08      200       214,000
    Marcus Cable Co. Debs.
      11.875%.................  10/01/05      150       157,500
    Marcus Cable Co. Sr. Notes
      [STEP]
      12.08%..................  12/15/05      100        71,000
    MFS Communications Co.,
      Inc. Sr. Disc. Notes
      [STEP]
      8.11%...................  01/15/04      200       174,000
    Millicom International
      Cellular Sr. Disc. Notes
      [STEP]
      12.59%..................  06/01/06      200       124,000
    Mobile Telecommunications
      Corp. Sr. Notes
      13.50%..................  12/15/02      150       150,750
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      13.02%..................  09/01/03      150       115,500
      13.30%..................  08/15/04      750       511,875
    Omnipoint Corp. Sr. Notes
      11.625%.................  08/15/06      150       156,750
    Paxson Communications Sr.
      Sub. Notes
      11.625%.................  10/01/02      150       156,375
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Pegasus Media &
      Communications, Inc.
      Notes Cl-B
      12.50%..................  07/01/05 $    200 $     216,500
    Pricellular Wireless
      Sr. Notes 144A
      10.75%..................  11/01/04      200       209,500
    Rogers Cablesystems Ltd.
      Notes
      11.00%..................  12/01/15      200       216,000
    Teleport Communications
      Sr. Disc. Notes [STEP]
      9.61%...................  07/01/07      440       304,150
    Telewest PLC Debs. [STEP]
      12.12%..................  10/01/07      150       104,625
    TV Filme, Inc. Sr. Notes
      144A
      12.875%.................  12/15/04       15        15,094
    Viacom, Inc. Sub. Debs.
      8.00%...................  07/07/06      200       195,000
    Videotron Holdings PLC Sr.
      Disc. Notes [STEP]
      6.66%...................  08/15/05      100        81,000
                                                  -------------
                                                      6,193,181
                                                  -------------
UTILITIES -- 0.6%
    AES China Generating Co.
      Ltd. Sr. Notes
      10.125%.................  12/15/06       20        20,750
    Arizona Public Service Sr.
      Notes
      6.75%...................  11/15/06      205       200,900
    Cleveland Electric
      Illumination Co.
      First Mtge. Cl-B
      9.50%...................  05/15/05      200       210,250
    Connecticut Light & Power
      First Mtge.
      7.875%..................  06/01/01      205       208,588
    El Paso Electric Co.
      First Mtge. Cl-E
      9.40%...................  05/01/11      200       213,000
    Emp Distribuidora Norte
      Edenor Notes 144A
      9.75%...................  12/04/01       35        35,788
    Enersis SA Notes
      7.40%...................  12/01/16      220       213,675
      6.60%...................  12/01/26      220       216,425
    Long Island Lighting Debs.
      9.00%...................  11/01/22      150       159,000
    Niagara Mohawk Power Corp.
      Notes
      9.95%...................  06/01/00      200       185,000
    Norcen Energy Resources
      Debs.
      7.375%..................  05/15/06      130       132,113

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Northeast Utilities System
      Notes
      8.58%...................  12/01/06 $     10 $       9,399
                                                  -------------
                                                      1,804,888
                                                  -------------
TOTAL CORPORATE OBLIGATIONS
  (COST $32,110,963)....................             32,496,762
                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.7%
FEDERAL HOME LOAN MORTGAGE CORP. -- 1.1%
      9.50%...................  05/01/05      505       528,883
      8.00% [TBA].............  01/16/27      600       611,628
      7.50% [TBA].............  02/16/27    2,015     2,013,106
                                                  -------------
                                                      3,153,617
                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.6%
      6.50%...................  07/01/03      355       351,781
      6.50%...................  09/01/03      866       858,259
      6.50% [TBA].............  01/16/04    1,875     1,858,594
      8.50%...................  10/15/08    1,171     1,218,184
      6.50%...................  05/01/11    1,422     1,396,648
      6.50%...................  06/01/11    1,041     1,022,760
      7.50%...................  10/15/23       45        44,562
      7.00%...................  12/15/25      346       339,040
      6.50%...................  01/01/26      901       859,871
      6.50%...................  02/01/26      687       656,185
      7.50%...................  02/15/26       24        24,515
      7.50%...................  03/15/26      309       309,513
      6.50%...................  04/01/26      902       860,973
      7.00%...................  04/15/26    1,140     1,115,454
      7.00%...................  05/15/26      382       374,093
      7.50%...................  05/15/26       42        42,382
      7.00%...................  06/01/26      521       509,587
      7.50%...................  07/01/26      688       687,646
      7.00%...................  09/01/26      262       256,425
      7.00%...................  10/01/26      261       255,920
      7.50%...................  10/15/26    1,390     1,391,587
      7.00%...................  11/01/26    1,720     1,682,385
      7.00%...................  12/01/26      330       322,639
      7.39% [VR]..............  12/01/26      580       602,838
      6.50% [TBA].............  01/16/27      775       739,156
      7.00% [TBA].............  01/16/27    1,260     1,232,041
      7.50% [TBA].............  01/26/27    2,725     2,723,310
                                                  -------------
                                                     21,736,348
                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.0%
      6.50%...................  10/15/23      546       520,890
      6.50%...................  11/15/23      557       531,030
      6.50%...................  12/15/23      764       728,504
      8.00%...................  11/15/26    1,231     1,255,970
                                                  -------------
                                                      3,036,394
                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $27,951,684)....................             27,926,359
                                                  -------------
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
COLLATERALIZED MORTGAGE & ASSET-BACKED OBLIGATIONS -- 3.5%
    Federal Deposit Insurance
      Credit Corp.
      6.75%...................  05/25/26 $  1,190 $   1,184,422
    Fifth Third Auto Grantor
      Trust
      6.45%...................  03/15/02      776       781,485
    Ford Credit Auto Owner
      Trust
      6.50%...................  11/15/99      890       897,952
    GE Capital Mortgage
      Services, Inc.
      7.25%...................  05/25/26      995       966,221
    Premier Auto Trust
      Series 1996-4 Cl-A4
      6.40%...................  10/06/01      500       502,147
    Residential Funding Mtge.
      Securities, Inc.
      7.10%...................  01/25/26    1,000       953,125
    Sears Credit Account
      Master Trust Series
      1996-4 Cl-A
      6.45%...................  10/16/06      500       498,889
    Securitized Asset Sales,
      Inc.
      6.8076%.................  11/28/23      978       908,615
    Standard Credit Card
      Master Trust Series
      1995-6 Cl-A
      6.75%...................  06/07/00      860       869,119
    Structured Asset
      Securities Corp.
      7.375%..................  09/25/24    1,500     1,502,344
      6.525%..................  02/25/28      860       836,350
                                                  -------------
TOTAL COLLATERALIZED MORTGAGE &
  ASSET-BACKED OBLIGATIONS (COST
  $9,942,039)...........................              9,900,669
                                                  -------------
U.S. TREASURY OBLIGATIONS -- 4.6%
U.S. TREASURY BONDS -- 1.6%
      8.125%..................  08/15/19    3,885     4,494,595
                                                  -------------
U.S. TREASURY NOTES -- 3.0%
      5.625%..................  11/30/98    8,195     8,160,089
      6.625%..................  07/31/01      235       238,819
      6.50%...................  08/15/05      165       166,064
      6.00%...................  02/15/26      120       109,291
                                                  -------------
                                                      8,674,263
                                                  -------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $13,122,278)....................             13,168,858
                                                  -------------
SOVEREIGN ISSUES -- 0.6%
ARGENTINA -- 0.3%
    Republic of Argentina
      [BRB, FRB]
      6.625%..................  03/31/97      637       555,384
      6.625%..................  03/31/05      219       190,540
                                                  -------------
                                                        745,924
                                                  -------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
CANADA -- 0.2%
    Quebec Province Debs.
      7.125%..................  02/09/24 $    450 $     429,188
                                                  -------------
MEXICO -- 0.1%
    United Mexican States Cl-C
      [BRB, FRB] (with Value
      Recovery Rights
      Attached)
      6.375%..................  12/31/19      400       345,000
                                                  -------------
NETHERLANDS -- 0.0%
    Asia Pulp & Paper
      International Finance
      Co. Notes
      11.75%..................  10/01/05      100       107,250
                                                  -------------
TOTAL SOVEREIGN ISSUES
  (COST $1,480,785).....................              1,627,362
                                                  -------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                         (000)
                                         ---------
FOREIGN BONDS -- 4.0%
AUSTRALIA -- 0.3%
    Australian
    Government
      10.00%..................   10/15/02     285        257,432
      9.50%...................   08/15/03     385        342,813
      10.00%..................   02/15/06     200        186,338
                                                    ------------
                                                         786,583
                                                    ------------
CANADA -- 0.2%
    Canadian Government
      8.75%...................   12/01/05      40         33,957
      9.00%...................   06/01/25     605        543,011
                                                    ------------
                                                         576,968
                                                    ------------
DENMARK -- 0.1%
    Kingdom of Denmark
      8.00%...................   03/15/06   1,295        242,452
                                                    ------------
FRANCE -- 0.8%
    French O.A.T.
      6.00%...................   10/25/25     818        141,721
    French Treasury Bill
      4.50%...................   10/12/98   3,000        589,262
      7.00%...................   10/12/00   7,440      1,573,081
                                                    ------------
                                                       2,304,064
                                                    ------------
GERMANY -- 1.4%
    Bundesobligation
      5.25%...................   02/21/01   2,535      1,698,631
    Deutscheland Republic
      6.25%...................   04/26/06   2,610      1,754,801
    Treuhan Obligationen
      5.625%..................   09/24/98     815        549,502
                                                    ------------
                                                       4,002,934
                                                    ------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                MATURITY   (000)       VALUE
                                -------- ---------  ------------
ITALY -- 0.2%
    Italian  Government
      9.50%...................  02/01/01  820,000   $    590,841
                                                    ------------
SPAIN -- 0.2%
    Spanish Government
      10.10%..................  02/28/01   62,000        551,553
                                                    ------------
UNITED KINGDOM -- 0.8%
    United Kingdom Treasury
      9.00%...................  03/03/00      325        585,904
      7.75%...................  09/08/06    1,090      1,895,019
                                                    ------------
                                                       2,480,923
                                                    ------------
TOTAL FOREIGN BONDS
  (COST $11,339,498)..........                        11,536,318
                                                    ------------
                                             PAR
                                            (000)
                                          ---------
REPURCHASE AGREEMENTS -- 5.0%
UBS Securities Funding, Inc.
6.75% dated 12/31/96,
repurchase price $14,447,416
(Collateralized by U.S.
Treasury Note, par value
$13,656,000, market value
$14,742,547, due 01/31/00)
(COST $14,442,000)............. 01/02/97   $14,442    14,442,000
                                                     -----------
                                           SHARES
                                          --------
SHORT TERM INVESTMENTS -- 0.0%
    Temporary Investment Fund
    (COST $8,153)..............              8,153         8,153
                                                     -----------
TOTAL INVESTMENTS -- 103.3%
    (COST $288,350,890)........                      296,051,419

                                             PAR
                                MATURITY    (000)
                                --------    -----
SALE COMMITMENTS -- (0.8%)
Federal National Mortgage
  Association [TBA]
  6.50%
  (COST ($2,420,296)).......... 01/16/12   $ 2,463    (2,418,358)
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (2.5%).......                       (7,153,656)
                                                    ------------
NET ASSETS -- 100.0%...........                     $286,479,405
                                                    ============

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1996:

                   PRINCIPAL
                    AMOUNT        CONTRACTED                UNREALIZED
                    COVERED        EXCHANGE   EXPIRATION   APPRECIATION
TYPE              BY CONTRACT        RATE       MONTH     (DEPRECIATION)
----------------------------------------------------------
Buy      AUD      $  873,055         1.2599      03/97      $    1,224
Buy      CAD       1,762,282         1.3460      03/97         (21,467)
Buy      CHF       2,201,426         1.3095      03/97         (29,989)
Buy      DEM          66,853         1.5548      01/97             783
Buy      DEM       2,868,990         1.5415      03/97          23,148
Buy      DKK         378,559         5.9103      03/97           3,821
Buy      FRF         770,867         5.2668      03/97          16,474
Buy      GBP          10,062         0.5957      01/97             204
Buy      GBP         802,260         0.5996      03/97          18,769
Buy      GBP         775,444         0.5989      05/97          18,483
Buy      ITL         782,315      1536.6142      03/97           8,021
Buy      JPY       7,326,946       111.3728      03/97        (192,014)
Buy      SEK         349,106         6.7945      03/97           1,335
                                                          --------------
                                                            $ (151,208)
                                                          =============
Sell     AUD      $1,486,724         1.2230      03/97      $   41,621
Sell     CAD         924,642         1.3381      03/97          16,585
Sell     CHF       3,565,843         1.2966      03/97          83,393
Sell     DEM       6,287,993         1.5235      03/97         (76,203)
Sell     DEM       1,581,065         1.4914      05/97          33,374
Sell     DKK         253,353         5.9206      03/97          (3,003)
Sell     ESP          72,744       131.7960      03/97          (1,189)
Sell     FRF       1,470,853         5.2536      03/97         (27,654)
Sell     FRF       3,036,501         5.0815      05/97          34,018
Sell     GBP          12,459         0.5846      01/97             (14)
Sell     GBP       1,285,444         0.6112      03/97         (52,642)
Sell     GBP         771,235         0.6237      05/97         (49,794)
Sell     JPY       5,221,403       111.8344      03/97         115,760
Sell     NLG       1,923,231         1.6831      05/97          29,639
                                                          --------------
                                                            $  143,891
                                                          =============

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.9% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
CORPORATE OBLIGATIONS -- 91.2%
ADVERTISING -- 0.7%
    Larmar Advertising Co.
      Sr. Sub. Notes
      9.625%...............  12/01/06  $ 1,400    $  1,445,500
                                                  ------------
AEROSPACE -- 0.3%
    Tracor, Inc. Sr. Sub.
      Notes
      10.875%..............  08/15/01      650         693,875
                                                  ------------
AUTOMOTIVE PARTS -- 2.5%
    Aftermarket Technology,
      Inc. Sr. Sub. Notes
      12.00%...............  08/01/04    1,250       1,403,125
    Blue Bird Body Co. Sr.
      Sub. Notes 144A
      10.75%...............  11/15/06      250         261,875
    Exide Corp. Sr. Notes
      10.00%...............  04/15/05    1,225       1,280,125
    JPS Automotive Products
      Corp. Sr. Notes
      11.125%..............  06/15/01      250         269,375
    Lear Corp. Sub. Notes
      9.50%................  07/15/06    1,000       1,075,000
    Lear Seating Corp. Sr.
      Sub. Notes
      11.25%...............  07/15/00      150         153,750
      8.25%................  02/01/02      550         556,875
    Safelite Glass Corp.
      Sr. Sub. Notes 144A
      9.875%...............  12/15/06      175         180,688
                                                  ------------
                                                     5,180,813
                                                  ------------
BEVERAGES -- 0.7%
    Delta Beverage Group
      Sr. Notes 144A
      9.75%................  12/15/03      300         309,000
    Dr. Pepper Bottling
      Holding Co. Sr. Notes
      [STEP]
      9.50%................  02/15/03    1,250       1,184,375
                                                  ------------
                                                     1,493,375
                                                  ------------
BROADCASTING -- 6.8%
    Argyle Television, Inc.
      Sr. Sub. Notes
      9.75%................  11/01/05      500         506,250
    Australis Media Ltd.
      Units [STEP]
      8.95%................  05/15/03      625         368,750
    Chancellor Broadcasting
      Co. Sr. Sub. Notes
      9.375%...............  10/01/04      750         759,375
      12.50%...............  10/01/04      375         423,750
    Granite Broadcasting
      Corp. Sr. Sub. Debs.
      10.375%..............  05/15/05    1,000       1,030,000

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Heritage Media Corp.
      Sr. Sub. Notes
      8.75%................  02/15/06  $ 2,000    $  1,932,500
    Lenfest Communications
      Sr. Sub. Notes
      8.375%...............  11/01/05      500         485,000
      10.50%...............  06/15/06      550         580,250
    NWCG Holding Corp. Sr.
      Disc. Notes [ZCB]
      13.20%...............  06/15/99      300         251,250
    SCI Television, Inc.
      Sr. Notes
      11.00%...............  06/30/05    1,150       1,239,125
    SFX Broadcasting, Inc.
      Sr. Sub. Notes
      10.75%...............  05/15/06    1,600       1,692,000
    Sinclair Broadcasting
      Group Sr. Sub. Notes
      10.00%...............  12/15/03      650         666,250
      10.00%...............  09/30/05    1,250       1,281,250
    Sullivan Broadcasting
      Holdings Co. Sr. Sub.
      Notes
      10.25%...............  12/15/05    1,500       1,522,500
      13.25%...............  12/15/06      150         138,750
    Young Broadcasting
      Corp. Sr. Sub. Notes
      11.75%...............  11/15/04      250         276,250
      10.125%..............  02/15/05      750         780,000
                                                  ------------
                                                    13,933,250
                                                  ------------
BUSINESS SERVICES -- 0.9%
    Monarch Marking
      Systems, Inc. Sr.
      Notes
      12.50%...............  07/01/03    1,050       1,233,750
    Outsourcing Solutions
      Corp. Sr. Sub. Notes
      144A
      11.00%...............  11/01/06      500         525,000
                                                  ------------
                                                     1,758,750
                                                  ------------
CAPITAL GOODS -- 0.3%
    Australis Holdings Ltd.
      Units [STEP] 144A
      9.88%................  11/01/02    1,000         580,000
                                                  ------------
CHEMICALS -- 5.0%
    Arcadian Partners L.P.
      Sr. Notes Cl-B
      10.75%...............  05/01/05      800         888,000
    Astor Corp. Sr. Sub.
      Notes 144A
      10.50%...............  10/15/06    1,025       1,062,156
    Crain Industries, Inc.
      Sr. Sub. Notes
      13.50%...............  08/15/05      700         792,750
    Foamex L.P. Sr. Notes
      11.25%...............  10/01/02      550         588,500
      11.875%..............  10/01/04      250         270,313

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Harris Chemical North
      America Sr. Notes
      [STEP]
      10.25%...............  07/15/01  $ 1,750    $  1,837,500
    ISP Holdings, Inc. Sr.
      Notes 144A
      9.00%................  10/15/03    1,275       1,300,500
    Polymer Group, Inc. Sr.
      Notes
      12.25%...............  07/15/02    1,000       1,090,000
    RBX Corp. Notes Cl-B
      11.25%...............  10/15/05    1,000         851,250
    Sterling Chemicals
      Holdings Sr. Disc.
      Notes [STEP]
      12.60%...............  08/15/08    1,575         913,500
    Sterling Chemicals,
      Inc. Sr. Sub. Notes
      11.75%...............  08/15/06      250         265,000
    Uniroyal Technology
      Corp. Sr. Notes
      11.75%...............  06/01/03      425         426,063
                                                  ------------
                                                    10,285,532
                                                  ------------
CLOTHING & APPAREL -- 3.2%
    Collins & Aikman
      Products Sr. Sub.
      Notes
      11.50%...............  04/15/06    1,850       2,035,000
    Hosiery Corp. of
      America, Inc. Sr.
      Sub. Notes
      13.75%...............  08/01/02      500         552,500
    Pillowtex Corp. Sr.
      Sub. Notes 144A
      10.00%...............  11/15/06      500         523,125
    Westpoint Stevens, Inc.
      Sr. Sub. Debs.
      9.375%...............  12/15/05    3,250       3,371,875
                                                  ------------
                                                     6,482,500
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.8%
    Alvey Systems, Inc. Sr.
      Sub. Notes
      11.375%..............  01/31/03    1,500       1,586,250
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 4.3%
    American Safety Razor
      Co. Sr. Notes
      9.875%...............  08/01/05    1,250       1,326,563
    Cabot Safety Corp. Sr.
      Sub. Notes
      12.50%...............  07/15/05    1,250       1,400,000
    Herff Jones, Inc. Sr.
      Sub. Notes
      11.00%...............  08/15/05      550         594,688

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Playtex Family Products
      Corp. Sr. Sub. Notes
      9.00%................  12/15/03  $ 2,100    $  2,094,750
    Rayovac Corp. Sr. Sub.
      Notes 144A
      10.25%...............  11/01/06      100         103,875
    Revlon Consumer
      Products Corp. Sr.
      Notes
      9.375%...............  04/01/01      500         513,125
      10.50%...............  02/15/03    1,375       1,447,188
    Simmons Co. Sr. Sub.
      Notes
      10.75%...............  04/15/06    1,250       1,321,875
                                                  ------------
                                                     8,802,064
                                                  ------------
CONTAINERS & PACKAGING -- 4.1%
    Container Corp. of
      America Sr. Notes
      9.75%................  04/01/03      250         263,750
      11.25%...............  05/01/04      250         272,813
    Four M Corp. Sr. Notes
      12.00%...............  06/01/06      750         787,500
    Owens Illinois, Inc.
      Sr. Sub. Notes
      10.50%...............  06/15/02      250         265,625
      9.75%................  08/15/04      200         210,000
      9.95%................  10/15/04    2,750       2,921,875
    Packaging Resources,
      Inc. Sr. Notes
      11.625%..............  05/01/03      450         477,000
    Plastic Containers Sr.
      Notes 144A
      10.00%...............  12/15/06      450         466,875
    Riverwood International
      Co. Notes
      10.875%..............  04/01/08    1,500       1,395,000
    Stone Container Corp.
      Sr. Notes
      11.50%...............  10/01/04      500         528,750
      11.875%..............  08/01/16      300         318,000
    U.S. Can Corp. Sr. Sub.
      Notes 144A
      10.125%..............  10/15/06      400         421,000
                                                  ------------
                                                     8,328,188
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.5%
    Advanced Micro Devices,
      Inc. Sr. Notes
      11.00%...............  08/01/03      900         981,000
                                                  ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
ENTERTAINMENT & LEISURE -- 2.8%
    AMF Group, Inc. Notes
      10.875%..............  03/15/06  $   400    $    423,000
    AMF Group, Inc. Sr.
      Disc. Notes [STEP]
      12.28%...............  03/15/06    1,850       1,225,625
    Cobblestone Golf Group
      Sr. Notes
      11.50%...............  06/01/03      750         784,688
    Premier Parks Corp. Sr
      Notes Cl-A
      12.00%...............  08/15/03      600         658,500
    Six Flags Theme Parks
      Sr. Sub. Notes Cl-A
      [STEP]
      9.94%................  06/15/05    2,825       2,683,750
                                                  ------------
                                                     5,775,563
                                                  ------------
ENVIRONMENTAL SERVICES -- 1.4%
    Allied Waste North
      America Sr. Sub.
      Notes 144A
      10.25%...............  12/01/06      600         631,500
    Envirosource, Inc. Sr.
      Notes
      9.75%................  06/15/03    1,400       1,316,000
    ICF Kaiser
      International, Inc.
      Sr. Sub. Notes
      13.00%...............  12/31/03      600         567,000
    Mid-American Waste
      Systems, Inc. Sr.
      Sub. Notes*
      12.25%...............  02/15/03      900         360,000
                                                  ------------
                                                     2,874,500
                                                  ------------
EQUIPMENT SERVICES -- 0.8%
    Coinmach Corp. Sr.
      Notes
      11.75%...............  11/15/05      781         845,433
    Primeco, Inc. Sr. Sub.
      Notes
      12.75%...............  03/01/05      667         763,715
                                                  ------------
                                                     1,609,148
                                                  ------------
FARMING & AGRICULTURE -- 0.6%
    Dimon, Inc. Sr. Notes
      8.875%...............  06/01/06    1,150       1,201,750
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.3%
    First Nationwide Escrow
      Sr. Sub. Notes 144A
      10.625%..............  10/01/03    1,750       1,890,000
    First Nationwide
      Holdings Sr. Notes
      12.25%...............  05/15/01      750         849,375
                                                  ------------
                                                     2,739,375
                                                  ------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
FINANCIAL SERVICES -- 2.1%
    Contifinancial Corp.
      Sr. Notes
      8.375%...............  08/15/03  $   750    $    775,313
    Intertek Finance PLC
      Sr. Sub. Notes 144A
      10.25%...............  11/01/06      600         627,000
    Mesa Operating Co.
      Disc. Notes [STEP]
      10.11%...............  07/01/06    1,000         695,000
    Mesa Operating Co. Sr.
      Sub. Notes
      10.625%..............  07/01/06      500         545,000
    Unifrax Investment
      Corp. Sr. Notes
      10.50%...............  11/01/03    1,650       1,687,125
                                                  ------------
                                                     4,329,438
                                                  ------------
FOOD -- 3.7%
    Carr-Gottstein Foods
      Co. Sr. Sub. Notes
      12.00%...............  11/15/05      900         959,625
    Curtice-Burns Foods,
      Inc. Sr. Sub. Notes
      12.25%...............  02/01/05      850         884,000
    International Home
      Foods Sr. Sub. Notes
      144A
      10.375%..............  11/01/06    1,500       1,567,500
    PMI Acquisition Corp.
      Sr. Sub. Notes
      10.25%...............  09/01/03      750         778,125
    Smith's Food & Drug
      Centers Sr. Sub.
      Notes
      11.25%...............  05/15/07    1,300       1,439,750
    Specialty Foods Corp.
      Sr. Notes Cl-B
      11.125%..............  10/01/02      400         378,000
      11.25%...............  08/15/03      600         459,000
    Van de Kamps, Inc. Sr.
      Sub. Notes
      12.00%...............  09/15/05      950       1,052,125
                                                  ------------
                                                     7,518,125
                                                  ------------
HEALTHCARE SERVICES -- 2.1%
    Genesis Health
      Ventures, Inc. Sr.
      Sub. Notes
      9.75%................  06/15/05    1,250       1,321,875
    Icon Fitness Corp.
      Notes [STEP] 144A
      14.00%...............  11/15/06    1,100         592,625
    Icon Health & Fitness
      Sr. Sub. Notes
      13.00%...............  07/15/02      530         602,213
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      10.125%..............  03/01/05    1,700       1,887,000
                                                  ------------
                                                     4,403,713
                                                  ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
HOTELS & MOTELS -- 0.7%
    Courtyard By Mariott
      Sr. Notes
      10.75%...............  02/01/08  $ 1,250    $  1,328,125
                                                  ------------
INDUSTRIAL PRODUCTS -- 1.6%
    American Standard Debs.
      11.375%..............  05/15/04      250         268,125
    Bar Technologies, Inc.
      Notes
      13.50%...............  04/01/01      300         308,250
    IMO Industries, Inc.,
      Sr. Sub. Notes
      11.75%...............  05/01/06      900         846,000
    International Knife &
      Saw, Inc. Sr. Sub.
      Notes 144A
      11.375%..............  11/15/06      600         621,000
    Prime Succession
      Acquisition Co. Sr.
      Sub. Notes 144A
      10.75%...............  08/15/04      350         380,625
    Ryerson Tull, Inc.
      Notes
      9.125%...............  07/15/06      700         738,500
                                                  ------------
                                                     3,162,500
                                                  ------------
MACHINERY & EQUIPMENT -- 1.8%
    Clark Materials
      Handling Sr. Notes
      144A
      10.75%...............  11/15/06      300         312,750
    Fairfield Manufacturing
      Co. Sr. Sub. Notes
      11.375%..............  07/01/01      500         525,000
    Mettler-Toledo, Inc.
      Notes
      9.75%................  10/01/06    1,000       1,057,500
    Ryder TRS, Inc. Sr.
      Sub. Notes 144A
      10.00%...............  12/01/06      675         703,688
    Tokheim Corp. Sr. Sub.
      Notes 144A
      11.50%...............  08/01/06    1,100       1,174,250
                                                  ------------
                                                     3,773,188
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.0%
    Dade International,
      Inc. Sr. Sub. Notes
      11.125%..............  05/01/06    1,900       2,066,250
                                                  ------------
METALS & MINING -- 3.5%
    Acme Metals, Inc. Sr.
      Disc. Notes [STEP]
      10.71%...............  08/01/04      825         853,875
    Armco, Inc. Sr. Notes
      9.375%...............  11/01/00      250         254,375
    Bayou Steel Corp. First
      Mtge.
      10.25%...............  03/01/01      750         693,750


                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Euramax International
      Ltd. Sr. Sub. Notes
      144A
      11.25%...............  10/01/06  $ 1,250    $  1,300,000

    GS Technologies
      Operating Corp. Sr.
      Notes
      12.00%...............  09/01/04      725         756,719
      12.25%...............  10/01/05    1,200       1,263,000
    Republic Engineered
      Steel First Mtge.
      9.875%...............  12/15/01      750         705,938
    Royal Oak Mines, Inc.
      Sr. Sub. Notes
      11.00%...............  08/15/06    1,400       1,428,000
                                                  ------------
                                                     7,255,657
                                                  ------------
OFFICE EQUIPMENT -- 1.2%
    Knoll, Inc. Sr. Sub.
      Notes
      10.875%..............  03/15/06    1,150       1,273,625
    United Stationery
      Supply Sr. Sub. Notes
      12.75%...............  05/01/05    1,100       1,226,500
                                                  ------------
                                                     2,500,125
                                                  ------------
OIL & GAS -- 2.8%
    Abraxas Petroleum Corp.
      Sr. Notes 144A
      11.50%...............  11/01/04    1,150       1,233,375
    Falcon Drilling Co.,
      Inc. Sr. Notes
      9.75%................  01/15/01      350         368,375
      12.50%...............  03/15/05      300         336,375
    Forcenergy, Inc. Sr.
      Sub. Notes
      9.50%................  11/01/06    1,500       1,567,500
    Giant Industries, Inc.
      Sr. Sub. Notes
      9.75%................  11/15/03      550         574,750
    HS Resources, Inc. Sr.
      Sub. Notes
      9.875%...............  12/01/03      250         262,500
    United Meridian Corp.
      Sr. Sub. Notes
      10.375%..............  10/15/05    1,300       1,433,250
                                                  ------------
                                                     5,776,125
                                                  ------------
PAPER & FOREST PRODUCTS -- 1.6%
    Buckeye Cellulos Corp.
      Sr. Sub. Notes
      9.25%................  09/15/08    1,000       1,037,500
    Repap New Brunswick Sr.
      Notes
      10.625%..............  04/15/05      500         525,000
    S.D. Warren Co. Sr.
      Sub. Notes
      12.00%...............  12/15/04      800         865,000

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Uniforet, Inc. Sr.
      Notes 144A
      11.125%..............  10/15/06  $   950    $    888,250
                                                  ------------
                                                     3,315,750
                                                  ------------
PRINTING & PUBLISHING -- 2.0%
    Affiliated Newspaper
      Investments, Inc. Sr.
      Disc. Notes [STEP]
      13.61%...............  07/01/06    1,850       1,526,250
    Garden State Newspapers
      Sr. Sub. Notes
      12.00%...............  07/01/04      200         219,000
    Hollinger International
      Publishing Co. Notes
      9.25%................  02/01/06    1,000         993,750
    K-III Communications
      Corp. Sr. Notes
      8.50%................  02/01/06      500         493,125
    Petersen Publishing Sr.
      Sub. Notes 144A
      11.125%..............  11/15/06      800         838,000
                                                  ------------
                                                     4,070,125
                                                  ------------
REAL ESTATE -- 1.0%
    Trizec Finance Ltd. Sr.
      Notes
      10.875%..............  10/15/05    1,925       2,129,531
                                                  ------------
RETAIL & MERCHANDISING -- 1.8%
    Brylane L.P. Sr. Sub.
      Notes Cl-B
      10.00%...............  09/01/03    1,325       1,364,750
    Ralph's Grocery Co. Sr.
      Notes
      10.45%...............  06/15/04    1,950       2,076,750
      11.00%...............  06/15/05      325         342,875
                                                  ------------
                                                     3,784,375
                                                  ------------
TELECOMMUNICATIONS -- 21.9%
    Arch Communications
      Group Sr. Disc. Notes
      [STEP]
      10.88%...............  03/15/08      525         303,188
    Bell Cablemedia PLC Sr.
      Disc. Notes [STEP]
      11.81%...............  07/15/04      850         748,000
    Brooks Fiber Properties
      Sr. Disc. Notes
      [STEP]
      13.19%...............  03/01/06    2,900       1,943,000
    Cablevision Systems
      Corp. Sr. Sub. Debs.
      9.875%...............  02/15/13      500         493,750
    Cablevision Systems
      Corp. Sr. Sub. Notes
      9.25%................  11/01/05    1,850       1,831,500
      9.875%...............  05/15/06      300         309,000

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    CAI Wireless Systems,
      Inc. Sr. Notes
      12.25%...............  09/15/02  $   250    $    122,500
    Cellular Communications
      International, Inc.
      Notes [ZCB]
      12.17%...............  08/15/00    1,100         767,250
    CF Cable TV, Inc. Sr.
      Notes
      11.625%..............  02/15/05      500         583,750
    Charter Communications
      Southeast L.P. Sr.
      Notes
      11.25%...............  03/15/06    1,000       1,041,250
    Comcast U.K. Cable
      Corp. Debs. [STEP]
      11.56%...............  11/15/07    2,150       1,526,500
    CS Wireless Systems,
      Inc. Units [STEP]
      11.38%...............  03/01/06      500         182,500
    Diamond Cable
      Communications PLC
      Sr. Disc. Notes
      [STEP]
      12.07%...............  09/30/04      250         205,000
      12.16%...............  12/15/05    1,750       1,246,875
    Echostar Satellite
      Broadcasting Co. Sr.
      Disc. Notes [STEP]
      13.34%...............  03/15/04    1,725       1,311,000
    Fonorola, Inc. Sr.
      Notes
      12.50%...............  08/15/02      150         164,063
    Insight Communications
      Co. Sr. Sub. Notes
      [STEP]
      11.25%...............  03/01/00      400         414,500
    Intermedia
      Communications of
      Florida, Inc. Sr.
      Disc. Notes [STEP]
      11.94%...............  05/15/06    2,475       1,639,688
    International Cabletel,
      Inc. Sr. Notes [STEP]
      13.57%...............  10/15/03      500         421,250
      10.15%...............  04/15/05    1,050         787,500
      12.22%...............  02/01/06    1,775       1,211,438
    Jacor Communications
      Co. Notes
      9.75%................  12/15/06      500         513,750
    Millicom International
      Cellular Sr. Disc.
      Notes [STEP]
      13.17%...............  06/01/06    2,350       1,462,875
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      12.94%...............  09/01/03      300         234,750
      12.76%...............  08/15/04    1,350         926,438

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Nextlink
      Communications, Inc.
      Sr. Notes
      12.50%...............  04/15/06  $   500    $    538,750
    Paging Network, Inc.
      Sr. Sub. Notes
      10.125%..............  08/01/07    1,750       1,791,563
    Panamsat L.P. Sr. Sub.
      Notes [STEP]
      9.97%................  08/01/03    1,400       1,305,500
    Park Communications,
      Inc. Sr. Notes [PIK]
      13.75%...............  05/15/04      450         510,750
    Pegasus Media &
      Communications, Inc.
      Notes
      12.50%...............  07/01/05      975       1,057,875
    Peoples Choice T.V.
      Corp. Units [STEP]
      12.74%...............  06/01/04    1,150         494,500
    Phonetel Technologies
      Sr. Notes
      12.00%...............  12/15/06      800         830,000
    Rogers Cablesystems Sr.
      Notes
      10.00%...............  03/15/05      800         858,000
      10.00%...............  12/01/07      600         640,500
      11.00%...............  12/01/15      750         810,000
    Sygnet Wireless, Inc.
      Sr. Notes
      11.50%...............  10/01/06    1,425       1,478,438
    Teleport Communications
      Group, Inc. Sr. Notes
      9.875%...............  07/01/06      225         241,313
    Teleport Communications
      Group, Inc. Sr. Disc.
      Notes [STEP]
      10.22%...............  07/01/07    3,675       2,544,938
    Telewest PLC Debs.
      [STEP]
      11.09%...............  10/01/07    3,625       2,523,906
    UIH Australia Pacific
      Sr. Disc. Notes
      [STEP]
      14.10%...............  05/15/06    1,600         840,000
    USA Mobile Communi-
      cations Sr. Notes
      9.50%................  02/01/04    1,050         997,500
    Vanguard Cellular
      System Debs.
      9.375%...............  04/15/06    2,000       2,025,000
    Viacom, Inc. Sub. Debs.
      8.00%................  07/07/06    3,425       3,326,531
    Videotron Holdings PLC
      Sr. Notes
      10.625%..............  02/15/05    1,000       1,102,500
    Wireless One, Inc. Sr.
      Notes
      13.00%...............  10/15/03      500         490,000

                                         PAR
                             MATURITY   (000)        VALUE
                             --------  -------    ------------
    Wireless One, Inc.
      Units [STEP]
      13.50%...............  08/01/06  $   300    $    147,000
                                                  ------------
                                                    44,945,879
                                                  ------------
TRANSPORTATION -- 3.4%
    Ameritruck Distribution
      Sr. Sub. Notes
      12.25%...............  11/15/05    1,200       1,212,000
    Gearbulk Holding Ltd.
      Sr. Notes
      11.25%...............  12/01/04    1,250       1,381,250
    Great Dane Holdings Sr.
      Sub. Debs.
      12.75%...............  08/01/01      500         503,750
    Johnstown America, Inc.
      Sr. Sub. Notes
      11.75%...............  08/15/05      350         337,750
    Statia Terminals First
      Mtge. Notes 144A
      11.75%...............  11/15/03    1,000       1,030,000
    Stena AB Sr. Notes
      10.50%...............  12/15/05    1,625       1,763,125
    Trism, Inc. Sr. Sub.
      Notes
      10.75%...............  12/15/00      725         699,625
                                                  ------------
                                                     6,927,500
                                                  ------------
UTILITIES -- 2.0%
    California Energy Co.,
      Inc. Disc. Notes
      [STEP]
      10.25%...............  01/15/04    2,800       2,968,000
    El Paso Electric Co.
      First Mtge. Cl-E
      9.40%................  05/01/11    1,075       1,143,767
                                                  ------------
                                                     4,111,767
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $178,719,854)................              187,149,606
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 1.7%
    U.S. Treasury Notes
      6.375%
      (COST $3,452,895)....  08/15/02    3,500       3,523,065
                                                  ------------
REPURCHASE AGREEMENTS -- 3.1%
    HSBC Securities, Inc.
      5.50% dated 12/31/96,
      repurchase price
      $6,436,966
      (Collateralized by
      U.S. Treasury Note,
      par value $6,325,000,
      market value
      $6,595,409 due
      04/15/98)
      (COST $6,435,000)....  01/02/97    6,435       6,435,000
                                                  ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    ------------
COMMON STOCK -- 0.2%
BROADCASTING -- 0.0%
    Sullivan Broadcasting Holdings
      Co.*...........................    2,400    $     24,600
                                                  ------------
CHEMICALS -- 0.0%
    Sterling Chemicals Holdings
      Warrants*......................    1,075          37,625
    Uniroyal Technology Corp.
      Warrants*......................    2,500           3,125
                                                  ------------
                                                        40,750
                                                  ------------
CLOTHING & APPAREL -- 0.0%
    Hosiery Corp. of America,
      Inc.*..........................      400           2,200
                                                  ------------
ENVIRONMENTAL SERVICES -- 0.0%
    ICF Kaiser International, Inc.
      Warrants*......................    1,200             600
                                                  ------------
HEALTHCARE SERVICES -- 0.0%
    Icon Health & Fitness Warrants
      144A*..........................      250          15,031
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Bar Technologies, Inc. Warrants
      144A*..........................      300          18,000
                                                  ------------
PRINTING & PUBLISHING -- 0.1%
    Affiliated Newspaper Investments,
      Inc.*..........................    1,000          60,000
                                                  ------------
RETAIL & MERCHANDISING -- 0.0%
    Grand Union Co.*.................    7,069          34,907
                                                  ------------
TELECOMMUNICATIONS -- 0.1%
    Cellular Communications
      International, Inc.
      Warrants*......................    1,100          22,000
    CS Wireless Systems, Inc.
      144A*..........................      137               0
    Park Communications, Inc.
      Warrants*......................    4,500          90,000
    Pegasus Media & Communications,
      Inc. 144A*.....................       50          15,000
    Wireless One, Inc. Warrants*.....    1,500           1,500
                                                  ------------
                                                       128,500
                                                  ------------
TOTAL COMMON STOCK
    (COST $418,079)..................                  324,588
                                                  ------------

                                       SHARES        VALUE
                                       -------    ------------
PREFERRED STOCK -- 2.0%
BROADCASTING -- 0.4%
    Chancellor Broadcasting Co.
      12.25% [PIK]...................    7,500    $    840,000
                                                  ------------
PRINTING & PUBLISHING -- 0.9%
    K-III Communications Corp. Cl-B
      11.625% [PIK]..................    8,709         886,172
    K-III Communications Corp. Cl-C
      10.00% [CVT]...................   10,750       1,056,188
                                                  ------------
                                                     1,942,360
                                                  ------------
TELECOMMUNICATIONS -- 0.1%
    Panamsat Corp.
      12.75%.........................      225         275,419
                                                  ------------
UTILITIES -- 0.6%
    El Paso Electric Co.
      11.40% [PIK]...................   10,300       1,147,163
                                                  ------------
TOTAL PREFERRED STOCK
    (COST $3,702,173)................                4,204,942
                                                  ------------
SHORT TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund...      238             238
    Temporary Investment Fund........      238             238
                                                  ------------
    (COST $476)......................                      476
                                                  ------------
TOTAL INVESTMENTS -- 98.2%
  (COST $192,728,477)................              201,637,677
OTHER ASSETS LESS
  LIABILITIES -- 1.8%................                3,623,899
                                                  ------------
NET ASSETS -- 100.0%.................             $205,261,576
                                                  ============

--------------------------------------------------------------------------------

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 9.5% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
COMMON STOCK -- 48.9%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. ................   1,500  $     68,625
                                                   -----------
AEROSPACE -- 0.9%
    Boeing Co. .........................   3,184       338,697
    Lockheed Martin Corp. ..............   1,500       137,250
    McDonnell Douglas Corp. ............   2,000       128,000
    Northrop Grumman Corp. .............     800        66,200
    Raytheon Co. .......................   1,800        86,625
    Rockwell International Corp.*.......   2,400       146,100
    United Technologies Corp. ..........   2,800       184,800
                                                   -----------
                                                     1,087,672
                                                   -----------
AIRLINES -- 0.2%
    Alaska Air Group, Inc.*.............   2,700        56,700
    AMR Corp.*..........................   1,600       141,000
                                                   -----------
                                                       197,700
                                                   -----------
AUTOMOBILE MANUFACTURERS -- 0.7%
    Ford Motor Co. .....................  11,100       353,812
    General Motors Corp. ...............   6,400       356,800
    Honda Motor Co. Ltd. [ADR] .........   3,200       181,200
                                                   -----------
                                                       891,812
                                                   -----------
AUTOMOTIVE PARTS -- 0.3%
    Arvin Industries, Inc. .............   1,300        32,175
    Echlin, Inc. .......................   3,100        98,037
    Genuine Parts Co. ..................   2,400       106,800
    Goodyear Tire & Rubber Co. .........   1,200        61,650
    TRW, Inc. ..........................   2,200       108,900
                                                   -----------
                                                       407,562
                                                   -----------
BEVERAGES -- 1.5%
    Anheuser-Busch Companies, Inc. .....   5,400       216,000
    Cadbury Schweppes PLC [ADR] ........   3,473       118,516
    Coca-Cola Co. ......................  19,100     1,005,137
    Coca-Cola Enterprises, Inc. ........   2,300       111,550
    Pepsico, Inc. ......................  12,000       351,000
                                                   -----------
                                                     1,802,203
                                                   -----------
BROADCASTING -- 0.3%
    Chris-Craft Industries, Inc.*.......   1,300        54,437
    TCA Cable TV, Inc. .................   1,600        48,200
    U.S. West, Inc.*....................   6,500       120,250
    Viacom, Inc. Cl-B*..................   4,000       139,500
                                                   -----------
                                                       362,387
                                                   -----------
BUILDING MATERIALS -- 0.1%
    Calmat Co. .........................   1,700        31,875
    Masco Corp. ........................   3,600       129,600
                                                   -----------
                                                       161,475
                                                   -----------
BUSINESS SERVICES -- 0.2%
    Cognizant Corp. ....................   1,500        49,500
    Equifax, Inc. ......................   3,900       119,437
    Flightsafety International, Inc. ...   1,600        76,600
    Olsten Corp. .......................   2,000        30,250
                                                   -----------
                                                       275,787
                                                   -----------
                                          SHARES     VALUE
                                          ------  ------------

CHEMICALS -- 1.7%
    Akzo-Nobel NV [ADR].................   1,000        67,500
    Cabot Corp. ........................   2,300  $     57,787
    Crompton & Knowles Corp. ...........   3,800        73,150
    Dow Chemical Co. ...................   2,600       203,775
    Dupont, (E.I.) de Nemours & Co. ....   4,900       462,437
    FMC Corp.*..........................   1,200        84,150
    Great Lakes Chemical Corp. .........   1,300        60,775
    Hanna, (M.A.) Co. ..................   2,100        45,937
    IMC Global, Inc. ...................   2,000        78,250
    Loctite Corp. ......................   1,200        73,050
    Lubrizol Corp. .....................   2,200        68,200
    Millennium Chemicals, Inc.*.........     192         3,407
    Monsanto Co. .......................   5,000       194,375
    Morton International, Inc. .........   2,800       114,100
    Olin Corp. .........................   1,200        45,150
    PPG Industries, Inc. ...............   2,800       157,150
    Rohm & Haas Co. ....................   1,300       106,112
    Witco Corp. ........................   3,400       103,700
                                                   -----------
                                                     1,999,005
                                                   -----------
CLOTHING & APPAREL -- 0.4%
    Cintas Corp. .......................   1,800       105,750
    Jones Apparel Group, Inc.*..........   3,400       127,075
    Nike, Inc. Cl-B ....................   2,400       143,400
    Springs Industries, Inc. Cl-A ......   2,000        86,000
                                                   -----------
                                                       462,225
                                                   -----------
COMPUTER HARDWARE -- 1.5%
    Bay Networks, Inc.*.................   1,900        39,662
    Compaq Computer Corp.*..............   2,100       155,925
    Dell Computer Corp.*................   2,600       138,125
    Digital Equipment Corp.*............   1,400        50,925
    Hewlett-Packard Co. ................   7,200       361,800
    International Business Machines
      Corp. ............................   3,900       588,900
    Seagate Technology, Inc.*...........   3,600       142,200
    Stratus Computer, Inc.*.............   1,100        29,975
    Sun Microsystems, Inc.*.............   3,200        82,200
    3Com Corp.*.........................   2,148       157,610
                                                   -----------
                                                     1,747,322
                                                   -----------
COMPUTER SERVICES & SOFTWARE -- 2.0%
    America Online, Inc.*...............   1,900        63,175
    Automatic Data Processing, Inc. ....   3,300       141,487
    BMC Software, Inc.*.................   3,400       140,675
    Cadence Design Systems, Inc.*.......   1,550        61,612
    Ceridian Corp.*.....................   1,500        60,750
    Cisco Systems, Inc.*................   4,600       292,675
    Computer Associates International,
      Inc. .............................   3,175       157,956
    First Data Corp. ...................   4,100       149,650
    Informix Corp.*.....................   5,600       114,100
    Microsoft Corp.*....................   7,400       611,425
    Novell, Inc.*.......................   2,900        27,459
    Oracle Corp.*.......................   5,600       233,800
    Parametric Technology Corp.*........   2,400       123,300
    Paychex, Inc. ......................   2,400       123,450

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
Storage Technology Corp.*...............   1,200  $     57,150
    Structural Dynamics Research
      Corp.*............................   1,300        26,000
                                                   -----------
                                                     2,384,664
                                                   -----------
CONGLOMERATES -- 0.9%
    Hanson PLC [ADR]....................   2,700        18,225
    Minnesota Mining & Manufacturing
      Co. ..............................   4,100       339,787
    Philip Morris Companies, Inc. ......   6,400       720,800
                                                   -----------
                                                     1,078,812
                                                   -----------
CONSTRUCTION -- 0.0%
    Granite Construction, Inc. .........   1,100        20,900
    Jacobs Engineering Group, Inc.*.....   1,000        23,625
                                                   -----------
                                                        44,525
                                                   -----------
CONSUMER PRODUCTS & SERVICES -- 1.1%
    A.C. Nielson Corp.*.................       1            15
    American Brands, Inc. ..............   2,400       119,100
    Colgate-Palmolive Co. ..............   2,000       184,500
    Cross, (A.T.) Co. Cl-A .............   1,400        16,275
    CUC International, Inc.*............   2,700        64,125
    Eastman Kodak Co. ..................   3,000       240,750
    National Presto Industries, Inc. ...     800        29,900
    Pittston Brink Group ...............   1,300        35,100
    Procter & Gamble Co. ...............   5,700       612,750
    Tambrands, Inc. ....................   1,500        61,312
                                                   -----------
                                                     1,363,827
                                                   -----------
CONTAINERS & PACKAGING -- 0.2%
    Bemis Co., Inc. ....................   2,700        99,563
    Sealed Air Corp.*...................   2,700       112,387
                                                   -----------
                                                       211,950
                                                   -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.2%
    Altera Corp.*.......................   1,400       101,762
    Applied Materials, Inc.*............   1,100        39,531
    Arrow Electronics, Inc.*............     900        48,150
    Diebold, Inc. ......................   1,800       113,175
    Emerson Electric Co. ...............   2,000       193,500
    General Electric Co. ...............  13,000     1,285,375
    Hitachi Ltd. [ADR]..................   1,600       148,000
    Honeywell, Inc. ....................   1,500        98,625
    Hubbell, Inc. Cl-B .................   2,000        86,500
    Molex, Inc. ........................   2,800       109,550
    Philips Electronics NV [ADR]........   3,600       144,000
    Solectron Corp.*....................   1,500        80,062
    Sundstrand Corp. ...................   2,200        93,500
    Symbol Technologies, Inc.*..........     700        30,975
    Tandy Corp. ........................     600        26,400
    Teleflex, Inc. .....................     900        46,912
    Varian Associates, Inc. ............     700        35,612
                                                   -----------
                                                     2,681,629
                                                   -----------
ENTERTAINMENT & LEISURE -- 0.8%
    Brunswick Corp. ....................   2,000        48,000
    Callaway Golf Co. ..................   1,900        54,625
    Circus Circus Enterprises*..........   2,700        92,812
    Harley-Davidson, Inc. ..............   1,900        89,300
    Mattel, Inc. .......................   1,900        52,725
    Mirage Resorts, Inc.*...............   3,800        82,175
                                          SHARES     VALUE
                                          ------  ------------
    President Casinos, Inc. Warrants*...     883  $        221
    Time Warner, Inc. ..................   5,500       206,250
    Walt Disney Co. ....................   5,464       380,431
                                                   -----------
                                                     1,006,539
                                                   -----------
ENVIRONMENTAL SERVICES -- 0.3%
    Browning-Ferris Industries, Inc. ...   3,100        81,375
    USA Waste Services, Inc.*...........   2,600        82,875
    WMX Technologies, Inc...............   4,500       146,812
                                                   -----------
                                                       311,062
                                                   -----------
FINANCIAL-BANK & TRUST -- 4.0%
    Australia and New Zealand Banking
      Group Ltd. [ADR]..................   3,600       112,050
    Banc One Corp. .....................   4,300       184,900
    Banco Bilbao Vizcaya [ADR]..........   3,000       160,125
    Banco Frances del Rio de la Plata SA
      [ADR].............................   5,060       139,150
    Bancorp Hawaii, Inc. ...............   1,500        63,000
    Chase Manhattan Corp. ..............   3,956       353,072
    Citicorp ...........................   4,300       442,900
    City National Corp. ................   1,800        38,925
    CoreStates Financial Corp. .........   2,900       150,437
    Crestar Financial Corp. ............   1,300        96,687
    Fifth Third Bancorp ................   2,100       131,906
    First Bank System, Inc. ............   2,000       136,500
    First Chicago NBD Corp. ............   3,400       182,750
    First Security Corp. ...............   3,150       106,313
    First Tennessee National Corp. .....   3,200       120,000
    First Union Corp. ..................   2,500       185,000
    Fleet Financial Group, Inc. ........   2,900       144,637
    Keycorp ............................   3,000       151,500
    Mellon Bank Corp. ..................   2,200       156,200
    Mercantile Bancorporation, Inc. ....   1,400        71,925
    Mercantile Bankshares Corp. ........   1,800        57,600
    Morgan, (J.P.) & Co., Inc. .........   2,000       195,250
    NationsBank Corp. ..................   2,900       283,475
    Northern Trust Corp. ...............   3,800       137,750
    Norwest Corp. ......................   4,000       174,000
    PNC Bank Corp. .....................   4,820       181,352
    Southtrust Corp. ...................   3,000       104,625
    State Street Boston Corp. ..........   1,800       116,100
    U.S. Bancorp .......................   2,852       128,162
    Wells Fargo & Co. ..................     900       242,775
                                                   -----------
                                                     4,749,066
                                                   -----------
FINANCIAL SERVICES -- 1.6%
    American Express Co. ...............   3,900       220,350
    Bear Stearns Companies, Inc. .......   2,300        64,112
    Charles Schwab Corp. ...............   3,200       102,400
    Comdisco, Inc. .....................   1,900        60,325
    Dean Witter Discover & Co. .........   2,000       132,500
    Echelon International Corp.*........     147         2,292
    Edwards (A.G.), Inc. ...............   1,500        50,437
    Federal Home Loan Mtge. Corp. ......   1,700       187,212
    Federal National Mtge. Assoc. ......   6,000       223,500
    Franklin Resources, Inc. ...........   1,900       129,912
    Green Tree Financial Corp. .........   2,500        96,562

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
    Grupo Financiero Bancomer
      [ADR] 144A*.......................   1,400  $     11,200
    H & R Block, Inc. ..................   1,500        43,500
    Household International, Inc. ......   1,600       147,600
    Merrill Lynch & Co., Inc. ..........   1,300       105,950
    Morgan Stanley Group, Inc. .........     900        51,412
    Paine Webber Group, Inc. ...........   2,400        67,500
    Salomon, Inc. ......................   1,400        65,975
    SunAmerica, Inc. ...................   2,400       106,500
                                                   -----------
                                                     1,869,239
                                                   -----------
FOOD -- 1.5%
    Archer-Daniels-Midland Co. .........   7,412       163,064
    Conagra, Inc. ......................   2,900       144,275
    CPC International, Inc. ............   1,800       139,500
    Dole Food Co. ......................   1,700        57,587
    Earthgrains Co. ....................     148         7,732
    General Mills, Inc. ................   2,000       126,750
    Grand Metropolitan PLC [ADR]........   2,800        88,550
    Heinz, (H.J.) Co. ..................   3,750       134,062
    IBP, Inc. ..........................   2,400        58,200
    Kellogg Co. ........................   2,400       157,500
    McCormick & Co., Inc. ..............   2,600        61,262
    Ralston Purina Group ...............   1,800       132,075
    Sara Lee Corp. .....................   5,500       204,875
    Smucker, (J.M.) Co. ................   1,600        28,200
    Unilever PLC [ADR]..................   1,100       192,775
    Universal Corp. ....................   1,000        32,125
    Universal Foods Corp. ..............   1,300        45,825
                                                   -----------
                                                     1,774,357
                                                   -----------
FURNITURE -- 0.1%
    Legget & Platt, Inc. ...............   2,000        69,250
                                                   -----------
HEALTHCARE SERVICES -- 0.6%
    Apria Healthcare Group, Inc.*.......   2,000        37,500
    Columbia-HCA Healthcare Corp........   6,096       248,412
    Healthsouth Corp.*..................   3,400       131,325
    Pacificare Health Systems, Inc.
      Cl-A*.............................     400        32,500
    Pacificare Health Systems, Inc.
      Cl-B*.............................   1,000        85,250
    United Healthcare Corp..............   2,100        94,500
    Vencor, Inc.*.......................   2,200        69,575
                                                   -----------
                                                       699,062
                                                   -----------
HOTELS & MOTELS -- 0.2%
    HFS, Inc.*..........................   2,400       143,400
    ITT Corp.*..........................     900        39,037
                                                   -----------
                                                       182,437
                                                   -----------
INDUSTRIAL PRODUCTS -- 0.4%
    Corning, Inc. ......................   2,600       120,250
    Dexter Corp. .......................   1,500        47,812
    Harsco Corp. .......................   1,000        68,500
    Measurex Corp.......................   1,300        31,200
    Pall Corp. .........................   2,900        73,950
    Tomkins PLC [ADR]...................   6,000       111,000
                                                   -----------
                                                       452,712
                                                   -----------
                                          SHARES     VALUE
                                          ------  ------------
INSURANCE -- 1.8%
    Aetna, Inc. ........................   2,102  $    168,160
    AFLAC, Inc. ........................   2,550       109,012
    American Financial Group, Inc. .....   1,700        64,175
    American General Corp. .............   3,600       147,150
    American International Group,
      Inc. .............................   4,100       443,825
    Chubb Corp. ........................   2,600       139,750
    CIGNA Corp. ........................   1,100       150,288
    General Re Corp. ...................   1,100       173,525
    Hartford Steam Boiler Inspection &
      Insurance Co. ....................   1,100        51,013
    Loews Corp. ........................   1,700       160,225
    Progressive Corp. ..................   1,300        87,588
    Selective Insurance Group ..........   1,000        38,000
    Torchmark Corp. ....................   1,800        90,900
    Transatlantic Holdings, Inc. .......     700        56,350
    Travelers Group, Inc. ..............   4,700       213,258
    UNUM Corp. .........................   1,700       122,825
                                                   -----------
                                                     2,216,044
                                                   -----------
MACHINERY & EQUIPMENT -- 1.0%
    AlliedSignal, Inc. .................   2,900       194,300
    Black & Decker Corp. ...............   1,800        54,225
    Caterpillar, Inc. ..................   2,400       180,600
    Danaher Corp. ......................   1,100        51,288
    Deere & Co. ........................   3,300       134,063
    Duriron Co., Inc. ..................   2,900        78,663
    Federal Signal Corp. ...............   1,700        43,988
    Gencorp, Inc. ......................   2,800        50,750
    Illinois Tool Works, Inc. ..........   1,800       143,775
    Sequa Corp. Cl-A*...................     700        27,475
    Tecumseh Products Co. Cl-A .........   1,400        80,325
    Thermo Electron Corp.*..............   4,050       167,063
                                                   -----------
                                                     1,206,515
                                                   -----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.5%
    Baxter International, Inc. .........   2,400        98,400
    Becton Dickinson & Co. .............   2,700       117,113
    Boston Scientific Corp.*............   1,700       102,000
    Guidant Corp. ......................     500        28,500
    Medtronic, Inc. ....................   2,000       136,000
    Stryker Corp........................   3,400       101,575
                                                   -----------
                                                       583,588
                                                   -----------
METALS & MINING -- 0.5%
    Aluminum Co. of America ............   2,700       172,125
    Barrick Gold Corp. .................   4,700       135,125
    Brush Wellman, Inc. ................   1,300        21,288
    Carpenter Technology Corp. .........   2,600        95,225
    Nucor Corp. ........................   1,600        81,600
    Placer Dome, Inc. ..................   4,700       102,225
                                                   -----------
                                                       607,588
                                                   -----------
MISCELLANEOUS -- 0.1%
    Imperial Tobacco Group PLC [ADR]*...     675         8,710
    International Flavors & Fragrances,
      Inc. .............................   2,600       117,000
                                                   -----------
                                                       125,710
                                                   -----------

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--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
OFFICE EQUIPMENT -- 0.5%
    Alco Standard Corp. ................   2,300  $    118,738
    Pitney Bowes, Inc. .................   1,900       103,550
    Standard Register Co. ..............   1,100        35,750
    Staples, Inc.*......................   2,900        52,381
    Viking Office Products, Inc.*.......   2,100        56,044
    Wallace Computer Service, Inc.......   3,000       103,500
    Xerox Corp. ........................   2,600       136,825
                                                   -----------
                                                       606,788
                                                   -----------
OIL & GAS -- 5.4%
    Amerada Hess Corp. .................   4,700       272,013
    Atlantic Richfield Co. .............   1,800       238,500
    BJ Services Co.*....................   3,300       168,300
    British Petroleum Co. PLC [ADR].....   1,100       155,513
    Chevron Corp........................   5,100       331,500
    El Paso Natural Gas Co. ............   1,400        70,700
    Enron Corp. ........................   3,800       163,875
    Ensco International, Inc.*..........   2,100       101,850
    Ente Nazionale Idrocarbure SPA
      [ADR].............................   3,500       180,688
    Exxon Corp. ........................  10,000       980,000
    Global Marine, Inc.* ...............   4,200        86,625
    Halliburton Co. ....................     800        48,200
    Helmerich & Payne, Inc. ............     900        46,913
    MCN Corp. ..........................   2,400        69,300
    Mobil Corp. ........................   3,400       415,650
    Murphy Oil Corp. ...................   1,200        66,750
    National Fuel Gas Co. ..............   1,600        66,000
    Noble Affiliates, Inc. .............   2,600       124,475
    Occidental Petroleum Corp. .........   5,500       128,563
    Phillips Petroleum Co. .............   4,000       177,000
    Ranger Oil Ltd. ....................   5,400        53,325
    Repsol SA [ADR] ....................   3,000       114,375
    Royal Dutch Petroleum Co. [ADR].....   4,600       785,450
    Schlumberger Ltd. ..................   1,700       169,788
    Shell Transport & Trading Co.
      [ADR].............................   1,400       143,325
    Societe Nationale Elf Aquitaine SA
      [ADR].............................   2,000        90,500
    Sonat, Inc. ........................   2,100       108,150
    Texaco, Inc. .......................   2,800       274,750
    Tidewater, Inc. ....................   3,100       140,275
    Tosco Corp..........................   1,000        79,125
    Total SA [ADR]......................   3,000       120,750
    Union Pacific Resources Group,
      Inc. .............................   4,609       134,813
    Unocal Corp. .......................   3,000       121,875
    USX Marathon Group..................   4,500       107,438
    Valero Energy Corp. ................   3,000        85,875
    Washington Gas Light Co. ...........   2,200        49,775
                                                   -----------
                                                     6,472,004
                                                   -----------
PAPER & FOREST PRODUCTS -- 0.6%
    Georgia Pacific Corp. ..............   1,500       108,000
    Glatfelter, (P.H.) Co. .............   2,600        46,800
    International Paper Co. ............   3,800       153,425
    Kimberly-Clark Corp. ...............   2,700       257,175
    Wausau Paper Mills Co. .............   1,900        35,150
    Weyerhaeuser Co. ...................   3,200       151,600
                                                   -----------
                                                       752,150
                                                   -----------
                                          SHARES     VALUE
                                          ------  ------------
PERSONAL SERVICES -- 0.1%
    Service Corp. International.........   3,800  $    106,400
                                                   -----------
PHARMACEUTICALS -- 3.5%
    Abbott Laboratories.................   5,900       299,425
    American Home Products Corp. .......   4,900       287,263
    Amgen, Inc.*........................   2,300       125,063
    Bristol-Meyers Squibb Co. ..........   3,700       402,375
    Cardinal Health, Inc. ..............   2,400       139,800
    Carter-Wallace, Inc. ...............   3,900        60,938
    Centocor, Inc.*.....................   1,200        42,900
    Genzyme Corp.*......................   2,100        45,675
    Glaxo Wellcome PLC [ADR]............   4,500       142,875
    Ivax Corp...........................   2,200        22,550
    Johnson & Johnson Co. ..............  10,200       507,450
    Lilly, (Eli) & Co. .................   3,900       284,700
    McKesson Corp. .....................   1,300        72,800
    Merck & Co., Inc. ..................   9,300       737,025
    Perrigo Co.* .......................   3,600        32,850
    Pfizer, Inc. .......................   4,400       364,650
    Pharmacia & Upjohn, Inc.............   4,300       170,388
    Scherer, (R.P.) Corp.*..............   1,000        50,250
    Schering-Plough Corp. ..............   2,800       181,300
    Warner-Lambert Co. .................   3,000       225,000
    Watson Pharmaceuticals, Inc.*.......   1,500        67,406
                                                   -----------
                                                     4,262,683
                                                   -----------
PRINTING & PUBLISHING -- 0.4%
    Banta Corp. ........................   2,900        66,338
    Belo, (A.H.) Corp. Cl-A.............   1,300        45,338
    Dun & Bradstreet Corp. .............   1,500        35,625
    Gannett Co., Inc. ..................   2,200       164,725
    McGraw-Hill Co., Inc. ..............   2,400       110,700
                                                   -----------
                                                       422,726
                                                   -----------
RAILROADS -- 0.5%
    Burlington Northern Santa Fe........   1,300       112,288
    Conrail, Inc. ......................     836        83,287
    CSX Corp. ..........................   2,300        97,175
    Kansas City Southern Industries,
      Inc. .............................   1,800        81,000
    Norfolk Southern Corp. .............     900        78,750
    Union Pacific Corp. ................   1,900       114,238
                                                   -----------
                                                       566,738
                                                   -----------
RESTAURANTS -- 0.4%
    Brinker International, Inc.*........   7,300       116,800
    Cracker Barrel Old Country Store,
      Inc. .............................   2,700        68,513
    Darden Restaurants, Inc. ...........   2,900        25,375
    McDonald's Corp. ...................   4,800       217,200
    Outback Steakhouse, Inc.*...........   1,900        50,825
                                                   -----------
                                                       478,713
                                                   -----------
RETAIL & MERCHANDISING -- 2.1%
    Albertson's, Inc. ..................   4,200       149,625
    Ann Taylor Stores Corp.*............   1,600        28,000
    Bed, Bath & Beyond, Inc.* ..........   2,200        53,350
    Circuit City Stores, Inc. ..........     900        27,113
    Dayton-Hudson Corp. ................   2,400        94,200
    Fastenal Co.........................   1,400        64,050
    Federated Department Stores,
      Inc.* ............................   1,900        64,838

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--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
    Gap, Inc............................   2,900  $     87,363
    Home Depot, Inc. ...................   4,500       225,563
    J.C. Penney Co., Inc................   2,800       136,500
    Kohls Corp.*........................   3,100       121,675
    Kroger Co.*.........................   2,200       102,300
    Lands' End, Inc.*...................   1,800        47,700
    May Department Stores Co. ..........   3,300       154,275
    Meyer, (Fred), Inc.*................   1,500        53,250
    Micro Warehouse, Inc.*..............   1,500        17,625
    Payless Shoesource, Inc.*...........     672        25,200
    Petrie Stores Corp.*................   2,700         7,425
    Price Costco, Inc.*.................   3,900        97,988
    Revco D.S., Inc.*...................   2,800       103,600
    Tiffany & Co........................   1,200        43,950
    TJX Companies, Inc..................     900        42,638
    Toys 'R' Us, Inc.*..................   3,820       114,600
    Vons Companies, Inc.*...............   1,600        95,800
    Wal-Mart Stores, Inc. ..............  19,200       439,200
    Walgreen Co. .......................   2,700       108,000
                                                   -----------
                                                     2,505,828
                                                   -----------
SEMI-CONDUCTORS -- 1.3%
    Analog Devices, Inc.*...............   5,650       191,394
    Atmel Corp.*........................   2,000        66,250
    Intel Corp. ........................   6,300       824,906
    Linear Technology Corp. ............   1,900        83,363
    Maxim Integrated Products, Inc.*....   2,000        86,500
    Motorola, Inc. .....................   4,300       263,913
    Xilinx, Inc.*.......................   3,100       114,119
                                                   -----------
                                                     1,630,445
                                                   -----------
TELECOMMUNICATIONS -- 4.2%
    ADC Telecommunications, Inc.*.......   3,400       105,825
    Airtouch Communications, Inc.*......   5,000       126,250
    Ameritech Corp. ....................   3,800       230,375
    AT&T Corp. .........................  12,400       539,400
    Bell Atlantic Corp. ................   4,000       259,000
    BellSouth Corp. ....................   7,100       286,663
    British Telecommunications PLC
      [ADR].............................   2,000       137,250
    Century Telephone Enterprises,
      Inc. .............................   2,800        86,450
    Cia de Telecomunicaciones de Chile
      SA [ADR] .........................     400        40,450
    Comcast Corp. Cl-A..................   5,700       101,531
    GTE Corp. ..........................   7,200       327,600
    Hong Kong Telecommunications Ltd.
      [ADR].............................   9,245       150,231
    Lucent Technologies, Inc. ..........   4,676       216,265
    MCI Communications Corp. ...........   6,700       219,006
    Nextel Communications, Inc. Cl-A*...   3,600        47,025
    Nokia Corp. Cl-A [ADR]..............   1,800       103,725
    Northern Telecom Ltd. ..............   3,400       210,375
    NYNEX Corp. ........................   3,200       154,000
    Pacific Telesis Group ..............   4,300       158,025
    SBC Communications, Inc.............   4,500       232,875
    Southern New England
      Telecommunications Corp...........   2,400        93,300
                                          SHARES     VALUE
                                          ------  ------------
    Sprint Corp.........................   3,300  $    131,588
    Telebras SA [ADR]...................   3,300       252,450
    Telefonaktiebolaget LM Ericsson
      [ADR] ............................   4,800       144,900
    Telefonica de Espana [ADR]..........   1,600       110,800
    Telefonos de Mexico SA Cl-L [ADR]...   1,800        59,400
    Telephone & Data Systems, Inc. .....   2,000        72,500
    Tellabs, Inc.*......................   2,000        75,250
    U.S. Robotics Corp.*................   1,600       115,200
    U.S. West Communications Group......   3,100        99,975
    Vodafone Group PLC [ADR]............   2,000        82,750
    Worldcom, Inc.*.....................   3,100        80,794
    360 Communications Co.*.............   2,300        53,188
                                                   -----------
                                                     5,104,416
                                                   -----------
TRANSPORTATION -- 0.0%
    Alexander & Baldwin, Inc. ..........   1,800        45,000
                                                   -----------
UTILITIES -- 2.2%
    Allegheny Power System, Inc. .......   2,700        82,013
    American Water Works Co., Inc.......   1,200        24,750
    Calenergy, Inc.* ...................   2,400        80,700
    CMS Energy Corp. ...................   2,800        94,150
    Duke Power Co.......................   3,100       143,375
    Edison International, Inc...........   7,800       155,025
    Empresa Nacional de Electridad SA
      [ADR].............................   1,900       133,000
    Empresa Nacional Electridad SA
      [ADR].............................   2,000        31,000
    Entergy Corp. ......................   4,800       133,200
    Florida Progress Corp. .............   2,200        70,950
    FPL Group, Inc. ....................   3,100       142,600
    Idaho Power Co. ....................   2,600        80,925
    Illinova Corp. .....................   2,700        74,250
    IPALCO Enterprises, Inc. ...........   2,400        65,400
    Midamerican Energy Co. .............   3,800        60,325
    New York State Electric & Gas
      Corp. ............................   3,400        73,525
    Niagara Mohawk Power Corp. .........   9,200        90,850
    NIPSCO Industries, Inc. ............   2,300        91,138
    Pacific Gas & Electric Co. .........   6,800       142,800
    Portland General Corp. .............   2,700       113,400
    Potomac Electric Power Co. .........   3,200        82,400
    Public Service Co. of New Mexico ...   1,000        19,625
    Scana Corp..........................   2,700        72,225
    Southern Co. .......................   8,700       196,838
    Southwestern Public Service Co. ....   2,100        74,288
    Teco Energy, Inc. ..................   3,100        74,788
    Texas Utilities Co..................   3,700       150,775
    Unicom Corp. .......................   4,200       113,925
                                                   -----------
                                                     2,668,240
                                                   -----------
TOTAL COMMON STOCK
  (COST $49,680,204)....................            58,704,482
                                                   -----------
FOREIGN STOCK -- 10.9%
AEROSPACE -- 0.1%
    Mitsubishi Heavy Industries
      Ltd. -- (JPY).....................  17,000       135,236
                                                   -----------

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--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
AIRLINES -- 0.2%
    KLM Royal Dutch Airlines
      NV -- (NLG).......................   3,000  $     84,532
    Singapore Airlines Ltd. -- (SGD)....  15,000       136,208
                                                   -----------
                                                       220,740
                                                   -----------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Man AG -- (DEM).....................   1,000       241,705
                                                   -----------
AUTOMOTIVE PARTS -- 0.2%
    Bridgestone Corp. -- (JPY)..........  15,000       285,344
                                                   -----------
BEVERAGES -- 0.3%
    Lion Nathan Ltd. -- (NZD)...........  50,000       119,830
    Louis Vuitton Moet
      Hennessy -- (FRF).................     660       184,611
                                                   -----------
                                                       304,441
                                                   -----------
BUILDING MATERIALS -- 0.2%
    Holderbank Financiere Glarus AG --
      (CHF).............................     200       142,868
    Malayan Cement BHD -- (MYR).........  41,000        94,167
                                                   -----------
                                                       237,035
                                                   -----------
CHEMICALS -- 0.5%
    AKZO Nobel NV -- (NLG)..............     400        54,731
    BASF AG -- (DEM)....................   5,600       214,964
    Bayer AG -- (DEM)...................   3,200       130,020
    L'Air Liquide -- (FRF)..............     660       103,199
    Sumitomo Chemical Co. -- (JPY)......  26,000       103,191
                                                   -----------
                                                       606,105
                                                   -----------
CLOTHING & APPAREL -- 0.2%
    Benetton Group SPA -- (ITL).........   4,000        50,367
    Kuraray Co. Ltd. -- (JPY)...........  16,000       148,033
                                                   -----------
                                                       198,400
                                                   -----------
COMPUTER SERVICES & SOFTWARE -- 0.2%
    Getronics NV -- (NLG)...............   7,268       197,628
                                                   -----------
CONGLOMERATES -- 0.9%
    Cycle & Carriage Ltd. -- (SGD)......  15,000       183,398
    GKN PLC -- (GBP)....................   6,000       102,874
    Hutchison Whampoa Ltd. -- (HKD).....  56,000       439,847
    Sime Darby BHD -- (MYR).............  50,000       197,006
    United Engineers Ltd. -- (MYR)......  15,000       135,429
    Valmet Corp. -- (FIM)...............   4,000        70,573
                                                   -----------
                                                     1,129,127
                                                   -----------
CONSTRUCTION -- 0.2%
    Matsushita Electric
      Works -- (JPY)....................  15,000       129,313
    Societe Technip -- (FRF)............   1,700       159,817
                                                   -----------
                                                       289,130
                                                   -----------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Kao Corp. -- (JPY)..................  17,000       198,444
    Orkla AS Cl-A -- (NOK)..............   1,000        69,963
                                                   -----------
                                                       268,407
                                                   -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.3%
    Mitsubishi Electric
      Corp. -- (JPY)....................  17,000       101,427
    Sharp Corp. -- (JPY)................   9,000       128,405
    Siemans AG -- (DEM).................   2,000        92,934
                                                   -----------
                                                       322,766
                                                   -----------
                                          SHARES     VALUE
                                          ------  ------------

FINANCIAL-BANK & TRUST -- 2.5%
    Abbey National PLC -- (GBP).........  18,000  $    235,860
    ABN AMRO Holding NV -- (NLG)........   2,000       130,334
    Banca Commerciale Italia
      NA -- (ITL).......................  30,000        54,331
    Bank of Scotland -- (GBP)...........  20,208       106,782
    Bankgesellschaft Berlin
      AG -- (DEM).......................   5,450        99,284
    Barclays PLC -- (GBP)...............  15,191       260,330
    DCB Holdings BHD -- (MYR)...........  33,000       113,036
    Deutsche Bank AG -- (DEM)...........   2,600       121,457
    Developmental Bank of Singapore Ltd.
      Cl-F -- (SGD).....................   7,000        94,595
    HSBC Holdings PLC -- (GBP)..........  18,000       402,658
    ING Groep NV -- (NLG)...............  10,153       366,139
    Kredietbank NV -- (BEF).............     300        98,531
    Oversea-Chinese Banking Corp.
      Ltd. -- (SGD).....................  10,000       124,410
    Schweizerischer
      Bankverein -- (CHF)...............   1,200       228,200
    Societe Generale -- (BEF)...........   1,000        78,636
    Svenska Handlesbanken
      Cl-A -- (SEK).....................   5,000       144,290
    Toronto Dominion Bank -- (CAD)......   4,100       105,397
    Union Bank of Switzerland Cl-B --
      (CHF).............................     200       175,297
    Westpac Banking Corp.
      Ltd. -- (AUD).....................  10,000        56,956
                                                   -----------
                                                     2,996,523
                                                   -----------
FINANCIAL SERVICES -- 0.2%
    Gemina SPA -- (ITL)*................  50,000        24,475
    Mediobanca -- (ITL).................   7,000        37,595
    Societe Generale -- (FRF)...........   1,212       131,253
                                                   -----------
                                                       193,323
                                                   -----------
FOOD -- 0.6%
    CSM NV -- (NLG).....................   2,400       133,581
    Danisco AS -- (DKK).................   3,000       182,796
    Eridania Beghin-Say SA -- (FRF).....   1,300       209,544
    Huhtamaki Group -- (FIM)............   1,500        69,919
    Nestle SA -- (CHF)..................     150       161,063
                                                   -----------
                                                       756,903
                                                   -----------
INSURANCE -- 0.3%
    AXA SA -- (FRF).....................   2,900       184,738
    CKAG Colonia Konzern AG -- (DEM)....   1,500       125,211
                                                   -----------
                                                       309,949
                                                   -----------
MACHINERY & EQUIPMENT -- 0.2%
    ABB AG -- (CHF).....................      80        99,529
    SIG Holding AG -- (CHF).............      70       177,314
                                                   -----------
                                                       276,843
                                                   -----------
METALS & MINING -- 0.1%
    CRA Ltd. -- (AUD)...................   6,000        94,265
    Lonrho PLC -- (GBP).................  22,000        46,915
                                                   -----------
                                                       141,180
                                                   -----------
OFFICE EQUIPMENT -- 0.2%
    Canon, Inc. -- (JPY)................   6,000       132,815
    Ricoh Corp. Ltd. -- (JPY)...........  13,000       149,503
                                                   -----------
                                                       282,318
                                                   -----------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
OIL & GAS -- 0.1%
    Societe Nationale Elf Aquitaine
      SA -- (FRF).......................   1,100  $    100,290
                                                   -----------
PAPER & FOREST PRODUCTS -- 0.1%
    Bobst SA -- (CHF)...................      60        81,148
    Kimberly-Clark de Mexico SA Cl-A --
      (MXP).............................   2,000        39,507
                                                   -----------
                                                       120,655
                                                   -----------
PHARMACEUTICALS -- 0.8%
    Altana AG -- (DEM)..................     110        85,810
    Astra AB Cl-B -- (SEK)..............   5,500       266,420
    Gehe AG -- (DEM)....................   1,250        80,392
    Novartis AG -- (CHF)*...............     160       183,158
    Roussel-Uclaf -- (FRF)..............     500       147,385
    Takeda Chemical
      Industries -- (JPY)...............  10,000       210,117
                                                   -----------
                                                       973,282
                                                   -----------
PRINTING & PUBLISHING -- 0.4%
    Dai Nippon Printing Co.
      Ltd. -- (JPY).....................  12,000       210,636
    Elsevier NV -- (NLG)................  12,000       203,154
    Pearson PLC -- (GBP)................   5,600        71,892
                                                   -----------
                                                       485,682
                                                   -----------
REAL ESTATE -- 0.4%
    Cheung Kong Holdings
      Ltd. -- (HKD).....................  38,000       337,772
    DBS Land Ltd. -- (SGD)..............  25,000        92,056
    Hopewell Holdings Ltd. -- (HKD).....  59,463        38,440
                                                   -----------
                                                       468,268
                                                   -----------
RETAIL & MERCHANDISING -- 0.4%
    Carrefour Supermarche SA -- (FRF)...     150        97,755
    Mauri Co. Ltd. -- (JPY).............   7,000       126,502
    Pinault-Printemps Redoute
      SA -- (FRF).......................     250        99,319
    Tesco PLC -- (GBP)..................  25,443       154,492
                                                   -----------
                                                       478,068
                                                   -----------
TELECOMMUNICATIONS -- 0.5%
    Telecom Corp. of New Zealand Ltd. --
      (NZD).............................  22,000       112,294
    Telecom Italia Mobile
      SPA -- (ITL)......................  75,000       188,730
    Telecom Italia SPA -- (ITL).........  75,000       193,898
    Telekom Malaysia BHD -- (MYR).......  16,000       142,557
                                                   -----------
                                                       637,479
                                                   -----------
TRANSPORTATION -- 0.1%
    BAA PLC -- (GBP)....................  12,000        99,997
                                                   -----------
UTILITIES -- 0.3%
    Electrabel SA -- (BEF)..............     420        99,612
    Hong Kong Electric Holdings Ltd. --
      (HKD).............................  30,000        99,683
    Veba AG -- (DEM)....................   2,500       143,949
                                                   -----------
                                                       343,244
                                                   -----------
TOTAL FOREIGN STOCK
  (COST $11,201,323)....................            13,100,068
                                                   -----------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
CORPORATE OBLIGATIONS -- 15.9%
ADVERTISING -- 0.1%
    Outdoor Systems, Inc.
      Sr. Sub. Notes
      9.375%................... 10/15/06  $  150  $    154,875

AEROSPACE -- 0.9%
    BE Aerospace, Inc. Sr. Sub.
      Notes
      9.875%................... 02/01/06  $  150  $    156,938
    Boeing Co. Notes
      6.35%.................... 06/15/03     120       118,500
    K&F Industries, Inc. Sr.
      Sub. Notes
      10.375%.................. 09/01/04     150       158,250
    Raytheon Co. Notes
      6.50%.................... 07/15/05     350       342,125
    Tracor, Inc. Sr. Sub. Notes
      10.875%.................. 08/15/01     150       160,313
    UNC, Inc. Sr. Sub. Notes
      11.00%................... 06/01/06     150       160,500
                                                  ------------
                                                     1,096,626
                                                  ------------
AIRLINES -- 0.0%
    Southwest Airlines Co.
      Debs.
      9.25%.................... 02/15/98      25        25,844
                                                  ------------
AUTOMOBILE MANUFACTURERS  -- 0.0%
    Daimler-Benz Auto Grantor
      Trust
      3.90%.................... 10/15/98      21        21,004
                                                  ------------
AUTOMOTIVE PARTS -- 0.4%
    Hayes Wheels International,
      Inc. Notes
      11.00%................... 07/15/06     150       163,125
    Safelite Glass Corp.
      Sr. Sub. Notes 144A
      9.875%................... 12/15/06     150       154,500
    Speedy Muffler King, Inc.
      Notes
      10.875%.................. 10/01/06     150       160,875
                                                  ------------
                                                       478,500
                                                  ------------
BEVERAGES -- 0.5%
    Anheuser-Busch Companies,
      Inc. Debs.
      7.00%.................... 12/01/25     150       142,500
    Coca-Cola Bottling Group
      Sr. Sub. Notes
      9.00%.................... 11/15/03     100       102,250
    Dr. Pepper Bottling Holding
      Co. Sr. Notes [STEP]
      11.625%.................. 02/15/03     140       123,900
    Texas Bottling Group, Inc.
      Sr. Sub. Notes
      9.00%.................... 11/15/03     100       101,250

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
    TLC Beatrice International
      Holdings Sr. Notes
      11.50%................... 10/01/05  $  150  $    159,375
                                                  ------------
                                                       629,275
                                                  ------------
BROADCASTING -- 0.2%
    Chancellor Broadcasting Co.
      Sr. Sub. Notes
      9.375%................... 10/01/04     175       178,063
    Young Broadcasting Corp.
      Sr. Sub. Notes
      10.125%.................. 02/15/05     100       102,500
                                                  ------------
                                                       280,563
                                                  ------------
BUILDING MATERIALS -- 0.1%
    Building Materials Corp.
      Sr. Notes [STEP]
      6.56%.................... 07/01/04     150       129,750
                                                  ------------
CHEMICALS -- 0.2%
    Agricultural Minerals &
      Chemicals, Inc. Sr. Notes
      10.75%................... 09/30/03     100       106,875
    Scotts Co. Sr. Sub. Notes
      9.875%................... 08/01/04     100       105,125
                                                  ------------
                                                       212,000
                                                  ------------
CLOTHING & APPAREL -- 0.5%
    Dan River, Inc. Sr. Sub.
      Notes
      10.125%.................. 12/15/03     100       101,500
    Dominion Textile USA, Inc.
      Sr. Notes
      9.25%.................... 04/01/06     150       153,375
    Loehmann's Holdings, Inc.
      Sr. Notes
      11.875%.................. 05/15/03     125       131,250
    Pillowtex Corp. Sr. Sub.
      Notes 144A
      10.00%................... 11/15/06     150       156,375
                                                  ------------
                                                       542,500
                                                  ------------
COMPUTER HARDWARE -- 0.1%
    International Business
      Machines Corp. Notes
      6.375%................... 11/01/97     100       100,451
                                                  ------------
CONGLOMERATES -- 0.1%
    Jordan Industries Sr. Notes
      10.375%.................. 08/01/03     125       123,750
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    American Safety Razor Co.
      Sr. Notes
      9.875%................... 08/01/05     150       159,188
    Herff Jones, Inc. Sr. Sub.
      Notes Cl-B
      11.00%................... 08/15/05     125       135,000
    MAFCO, Inc. Sr. Sub. Notes
      11.875%.................. 11/15/02     100       106,000

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------

    Revlon Worldwide Corp. Sr.
      Disc. Notes [ZCB]
      11.29%................... 03/15/98  $  150  $    129,375
                                                  ------------
                                                       529,563
                                                  ------------
CONTAINERS & PACKAGING -- 0.8%
    Container Corp. of America
      Sr. Notes
      11.25%................... 05/01/04     100       108,500
    Gaylord Container Corp. Sr.
      Sub. Debs.
      12.75%................... 05/15/05     150       165,000
    Owens Illinois, Inc. Debs.
      11.00%................... 12/01/03     150       167,625
    Plastic Containers Sr.
      Notes 144A
      10.00%................... 12/15/06     150       155,250
    Portola Packaging, Inc. Sr.
      Notes
      10.75%................... 10/01/05     150       156,375
    U.S. Can Corp. Sr. Sub.
      Notes 144A
      10.125%.................. 10/15/06     150       157,875
                                                       910,625
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.4%
    Alpine Group, Inc. Sr.
      Notes
      12.25%................... 07/15/03      50        54,875
    Ametek, Inc. Sr. Notes
      9.75%.................... 03/15/04     100       107,125
    Celestica International Sr.
      Sub. Notes 144A
      10.50%................... 12/31/06     150       158,063
    Westinghouse Electric Corp.
      Debs.
      8.875%................... 06/01/01     200       209,250
                                                  ------------
                                                       529,313
                                                  ------------
ENTERTAINMENT & LEISURE -- 0.6%
    Rio Hotel & Casino, Inc.
      Sr. Sub. Notes
      10.625%.................. 07/15/05     150       157,125
    Six Flags Theme Parks Sr.
      Sub. Notes Cl-A [STEP]
      8.44%.................... 06/15/05     150       141,188
    Time Warner Entertainment
      Debs.
      7.25%.................... 09/01/08     100        96,500
    Trump Atlantic City First
      Mtge.
      11.25%................... 05/01/06     125       123,750
    United Artists Theatre Pass
      Through Trust
      9.30%.................... 07/01/15     248       231,204
                                                  ------------
                                                       749,767
                                                  ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste North America
      Sr. Sub. Notes 144A
      10.25%................... 12/01/06  $  100  $    105,500
                                                  ------------
EQUIPMENT SERVICES -- 0.1%
    Coinmach Corp. Sr. Notes
      11.75%................... 11/15/05     125       134,688
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.1%
    Airplanes Pass Through
      Trust
      10.875%.................. 03/15/19     150       165,460
    Aristar, Inc. Sr. Notes
      8.875%................... 08/15/98     200       208,000
      7.875%................... 02/15/99     200       206,250
    Banesto Delaware Sub. Notes
      8.25%.................... 07/28/02      50        53,313
    Bank of Nova Scotia Sub.
      Notes
      6.25%.................... 09/15/08      50        46,563
    CoreStates Home Equity
      Trust Cl-A
      6.65%.................... 05/15/09      71        69,990
    Export-Import Bank of Korea
      Notes
      6.50%.................... 05/15/00      40        39,800
    First Federal Financial
      Notes
      11.75%................... 10/01/04     125       122,969
    NationsBank Texas Sr. Notes
      6.75%.................... 08/15/00     150       151,125
    Provident Bank Corp. Sub.
      Notes
      7.125%................... 03/15/03     175       176,969
    U.S. Bancorp Notes
      6.72%.................... 06/01/98     100       101,000
                                                  ------------
                                                     1,341,439
                                                  ------------
FINANCIAL SERVICES -- 2.1%
    Aames Financial Corp. Sr.
      Notes
      9.125%................... 11/01/03     150       153,375
    Advanta Corp. Notes
      7.07%.................... 09/15/97     235       236,727
    Ahmanson, (H.F.) & Co. Sr.
      Notes
      9.875%................... 11/15/99     100       108,125
    Associates Corp. of North
      America Sr. Notes
      8.625%................... 06/15/97      10        10,132
      7.70%.................... 03/15/00      50        51,813
    Chrysler Financial Corp.
      Notes
      8.46%.................... 01/19/00     200       210,500
    Ciesco L.P. Notes
      7.38%.................... 04/19/00     250       255,312
    Commercial Credit Co. Debs.
      8.125%................... 03/01/97       5         5,019
    Enhance Financial Services
      Group Debs.
      6.75%.................... 03/01/03     300       300,000
                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
    Ford Motor Credit Co. Notes
      9.45%.................... 05/20/97  $   50  $     50,720
    General Motors Acceptance
      Corp. Grantor Trust
      6.30%.................... 06/15/99      21        20,969
    General Motors Acceptance
      Corp. Notes
      7.75%.................... 04/15/97      50        50,314
      8.375%................... 05/01/97      10        10,092
    Household Finance Corp. Sr.
      Notes
      6.96%.................... 04/27/98     300       303,750
    Intertek Finance PLC Sr.
      Sub. Notes 144A
      10.25%................... 11/01/06     150       155,625
    Lehman Brothers Holdings
      Notes
      7.625%................... 06/15/97      65        65,497
    Ocwen Financial Corp. Notes
      11.875%.................. 10/01/03     150       162,187
    Salomon, Inc. Sr. Notes
      6.75%.................... 02/15/03     184       179,860
    Smith Barney Holdings Notes
      6.625%................... 06/01/00     200       200,750
                                                  ------------
                                                     2,530,767
                                                  ------------
FOOD -- 0.1%
    Keebler Corp. Sr. Sub.
      Notes
      10.75%................... 07/01/06     150       162,375
                                                  ------------
HOTELS & MOTELS -- 0.1%
    Host Marriott Travel Plaza
      Sr. Notes Cl-B
      9.50%.................... 05/15/05     150       156,750
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.5%
    American Standard Debs.
      11.375%.................. 05/15/04     150       162,000
      9.25%.................... 12/01/16      25        26,188
    Hawk Corp. 144A
      10.25%................... 12/01/03     150       154,500
    International Knife & Saw,
      Inc. Sr. Sub. Notes 144A
      11.375%.................. 11/15/06     150       156,000
    Synthetic Industries Debs.
      12.75%................... 12/01/02     125       137,500
                                                  ------------
                                                       636,188
                                                  ------------
INSURANCE -- 0.1%
    New York Life Insurance
      Notes 144A
      7.50%.................... 12/15/23     100        97,125
                                                  ------------
MACHINERY & EQUIPMENT -- 0.3%
    Mettler-Toledo, Inc. Notes
      9.75%.................... 10/01/06     150       158,250
    Tokheim Corp. Sr. Sub.
      Notes 144A
      11.50%................... 08/01/06     150       159,000
                                                  ------------
                                                       317,250
                                                  ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
    Dade International, Inc.
      Sr. Sub. Notes
      11.125%.................. 05/01/06  $  125  $    135,312
                                                  -------------
METALS & MINING -- 0.3%
    Freeport-McMoran Resource
      Sr. Notes
      7.00%.................... 02/15/08     150       144,562
    Haynes International, Inc.
      Sr. Notes
      11.625%.................. 09/01/04     150       158,250
                                                  -------------
                                                       302,812
                                                  -------------
MISCELLANEOUS -- 0.3%
    Consolidated Cigar Sr. Sub.
      Notes
      10.50%................... 03/01/03     125       131,406
    Doane Products Co. Sr.
      Notes
      10.625%.................. 03/01/06     150       160,125
                                                  -------------
                                                       291,531
                                                  -------------
OIL & GAS -- 1.1%
    Dual Drilling Co. Sr. Sub.
      Notes
      9.875%................... 01/15/04     125       135,625
    Falcon Drilling Co., Inc.
      Sr. Notes
      8.875%................... 03/15/03     150       152,625
    Ferrellgas L.P. Financial
      Corp. Sr. Notes
      10.00%................... 08/01/01     100       105,500
    Flores & Rucks Sr. Sub.
      Notes
      9.75%.................... 10/01/06      50        52,875
    Kelley Oil & Gas Corp. Sr.
      Sub. Notes 144A
      10.375%.................. 10/15/06     125       130,000
    Maxus Energy Corp. Notes
      9.375%................... 11/01/03      50        51,000
    Petroleum Heat & Power Sub.
      Notes
      10.125%.................. 04/01/03     100       101,125
      12.25%................... 02/01/05     188       210,090
    Rowan Co. Sr. Notes
      11.875%.................. 12/01/01     150       160,312
    Tenneco, Inc. Notes
      8.20%.................... 11/15/99      55        57,337
      8.075%................... 10/01/02     150       157,500
                                                  -------------
                                                     1,313,989
                                                  -------------
PAPER & FOREST PRODUCTS -- 0.2%
    Celulosa Arauco Notes
      7.00%.................... 12/15/07     250       241,562
                                                  -------------
PHARMACEUTICALS -- 0.1%
    Owens & Minor, Inc. Sr.
      Sub. Notes
      10.875%.................. 06/01/06     150       161,250
                                                  -------------
                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
REAL ESTATE -- 0.3%
    B.F. Saul Sr. Notes
      11.625%.................. 04/01/02  $  150  $    161,625
    HMC Acquisition Properties
      Sr. Notes Cl-B
      9.00%.................... 12/15/07     150       152,250
                                                  -------------
                                                       313,875
                                                  -------------
RESTAURANTS -- 0.1%
    McDonald's Corp. Notes
      6.625%................... 09/01/05     100        98,625
                                                  -------------
RETAIL & MERCHANDISING -- 0.2%
    Grand Union Co. Sr. Notes
      12.00%................... 09/01/04     150       159,750
    Wal-Mart Stores, Inc. Debs.
      7.25%.................... 06/01/13      85        85,212
                                                  -------------
                                                       244,962
                                                  -------------
TELECOMMUNICATIONS -- 1.3%
    Communication & Power
      Industries Sr. Sub. Notes
      Cl-B
      12.00%................... 08/01/05     150       167,625
    Frontiervision Sr. Sub.
      Notes
      11.00%................... 10/15/06     150       150,375
    Fundy Cable Ltd. Sr. Notes
      11.00%................... 11/15/05     150       159,375
    Lucent Technologies, Inc.
      Notes
      6.90%.................... 07/15/01     200       202,500
    Rogers Cablesystems Sr.
      Notes
      10.00%................... 03/15/05     125       133,906
    TCI Communications, Inc.
      Sr. Notes
      8.65%.................... 09/15/04     200       205,250
    Tele-Communications, Inc.
      Notes
      8.75%.................... 02/15/23     175       166,687
    Teleport Communications,
      Inc. Notes
      9.875%................... 07/01/06      50        53,250
    United Telecommunications
      Debs.
      9.75%.................... 04/01/00     250       273,437
                                                  -------------
                                                     1,512,405
                                                  -------------
TRANSPORTATION -- 0.1%
    Federal Express Notes
      6.25%.................... 04/15/98      70        70,175
    Sea Containers Ltd. Sr.
      Sub. Notes
      12.50%................... 12/01/04      70        77,350
                                                  -------------
                                                       147,525
                                                  -------------
UTILITIES -- 2.0%
    Citizens Utilities Co.
      Debs.
      8.45%.................... 09/01/01     335       360,962

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
    Commonwealth Edison Notes
      7.00%.................... 02/15/97  $   50  $     50,062
      9.00%.................... 10/15/99     250       264,375
    Consumers Power Co. First
      Mtge.
      6.00%.................... 07/01/97      65        64,919
      6.625%................... 10/01/98      50        50,125
    El Paso Electric Co. First
      Mtge.
      8.90%.................... 02/01/06     150       156,750
    Florida Power & Light First
      Mtge.
      5.70%.................... 03/05/98     200       199,250
    Gulf States Utilities First
      Mtge.
      5.375%................... 02/01/97     128       128,000
    Monongahela Power First
      Mtge.
      8.50%.................... 06/01/22     150       159,375
    Pacific Gas & Electric Co.
      First Mtge.
      6.75%.................... 12/01/00     200       200,500
    Potomac Capital Investment
      Corp. Notes 144A
      6.19%.................... 04/28/97     250       250,170
    Public Service Electric &
      Gas First Mtge.
      7.00%.................... 09/01/24     300       278,625
    Southern California Edison
      Notes
      6.50%.................... 06/01/01     100        99,500
    Wisconsin Electric Power
      Co. First Mtge.
      5.875%................... 10/01/97     100       100,125
                                                   ------------
                                                     2,362,738
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $18,713,428)....................            19,123,074
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.6%
FEDERAL HOME LOAN MORTGAGE CORP. -- 0.2%
      7.00%.................... 11/01/97     180       181,745
      7.50%.................... 07/15/20      15        15,164
                                                   ------------
                                                       196,909
                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
      6.02%.................... 01/20/98      60        60,160
                                                   ------------
                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 10.4%
      9.50%.................... 10/15/09  $   23  $     25,292
      10.00%................... 11/15/09      22        24,450
      11.50%................... 06/15/10      42        46,906
      12.00%................... 09/15/13       1         1,496
      12.00%................... 01/15/14       7         7,479
      10.50%................... 08/15/15      13        14,735
      11.50%................... 09/15/15      97       110,150
      11.50%................... 11/15/15      37        41,630
      8.00%.................... 05/15/16      26        26,491
      8.50%.................... 06/15/16      35        36,195
      9.00%.................... 07/15/16      16        16,618
      8.00%.................... 12/15/16      50        50,975
      8.00%.................... 02/15/17      97        99,265
      8.00%.................... 05/15/17      63        63,898
      9.00%.................... 05/15/17      77        81,167
      8.00%.................... 06/15/17      27        28,009
      9.50%.................... 11/15/18       4         4,827
      9.50%.................... 03/15/19      17        18,344
      9.50%.................... 01/15/20       8         8,441
      9.50%.................... 06/15/20      14        15,192
      8.00%.................... 06/15/22     143       145,533
      8.00%.................... 09/15/22      31        31,443
      8.00%.................... 07/15/23      81        82,357
      7.00%.................... 09/15/23     373       365,062
      6.50%.................... 02/15/24     701       669,248
      6.50%.................... 04/15/24      85        80,896
      6.50%.................... 05/15/24     882       841,651
      7.50%.................... 06/15/24      86        85,719
      7.00%.................... 12/15/25     291       284,784
      7.00%.................... 01/15/26      41        40,060
      6.00%.................... 02/15/26     402       373,515
      7.00%.................... 02/15/26      40        39,339
      7.00%.................... 03/15/26     110       107,225
      7.00%.................... 04/15/26     899       879,887
      7.50%.................... 04/15/26     144       144,486
      6.00%.................... 05/15/26     327       303,633
      7.00%.................... 05/15/26     904       884,854
      7.50%.................... 05/15/26   1,086     1,086,998
      7.00%.................... 06/15/26   1,093     1,069,318
      7.50%.................... 06/15/26     297       297,347
      8.00%.................... 06/15/26     804       820,332
      8.50%.................... 06/15/26     618       641,035
      8.50%.................... 07/15/26   1,045     1,082,982
      7.00%.................... 08/15/26     888       869,291
      8.50%.................... 10/15/26     494       512,109
                                                   ------------
                                                    12,460,664
                                                   ------------
TENNESSEE VALLEY AUTHORITY NOTES -- 0.0%
      7.75%.................... 12/15/22      10        10,263
      7.25%.................... 07/15/43      20        19,475
      6.875%................... 12/15/43      40        37,350
                                                   ------------
                                                        67,088
                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $12,702,002)............................    12,784,821
                                                   ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------  ------  ------------
U.S. TREASURY OBLIGATIONS
  -- 7.6%
U.S. TREASURY BONDS -- 0.9%
      11.625%.................. 11/15/02  $  100  $    126,337
      7.125%................... 02/15/23     240       250,649
      7.625%................... 02/15/25     300       333,249
      6.875%................... 08/15/25     300       305,844
      6.00%.................... 02/15/26     100        91,076
                                                  -------------
                                                     1,107,155
                                                  -------------
U.S. TREASURY NOTES -- 6.7%
      6.125%................... 05/15/98     100       100,517
      6.00%.................... 05/31/98     450       451,539
      5.125%................... 12/31/98      50        49,335
      6.375%................... 05/15/99   1,950     1,967,881
      6.75%.................... 05/31/99     460       468,128
      6.875%................... 03/31/00     250       255,745
      6.25%.................... 05/31/00     100       100,479
      6.125%................... 09/30/00     150       150,006
      5.625%................... 11/30/00     275       270,217
      5.625%................... 02/28/01   1,100     1,078,605
      5.75%.................... 08/15/03     665       645,396
      7.50%.................... 02/15/05     250       267,340
      5.875%................... 11/15/05     425       410,036
      5.625%................... 02/15/06     500       473,165
      6.50%.................... 10/15/06   1,350     1,357,587
                                                  -------------
                                                     8,045,976
                                                  -------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $9,060,043).....................             9,153,131
                                                  -------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)
                                        ---------
FOREIGN BONDS -- 2.6%
AUSTRALIA -- 0.0%
    Australian Government
      9.50%.................  08/15/03         20        17,808
                                                   ------------
BELGIUM -- 0.1%
    Belgium Kingdom
      Government
      7.25%.................  04/29/04      1,550        54,119
                                                   ------------
CANADA -- 0.2%
    Canadian Government
      8.50%.................  04/01/02        130       107,097
      6.50%.................  06/01/04        110        82,190
      9.75%.................  06/01/21         10         9,555
                                                   ------------
                                                        198,842
                                                   ------------
DENMARK -- 0.0%
    Kingdom of Denmark
      7.00%.................  12/15/04        275        48,785
                                                   ------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                              MATURITY    (000)       VALUE
                              --------  ---------  ------------
FRANCE -- 0.3%
    French O.A.T.
      8.50%.................  11/25/02      1,406  $    319,317
      8.25%.................  02/27/04        264        59,728
      8.50%.................  04/25/23         50        11,775
    French Treasury Bill
      8.50%.................  03/12/97         75        14,614
                                                   ------------
                                                        405,434
                                                   ------------
GERMANY -- 0.6%
    Deutscheland Republic
      8.50%.................  08/21/00        375       277,285
      8.375%................  05/21/01        410       305,619
      6.50%.................  07/15/03        110        76,105
                                                   ------------
                                                        659,009
                                                   ------------
ITALY -- 0.2%
    Italian Government
      11.50%................  03/01/03    275,000       219,242
      8.50%.................  08/01/04     45,000        31,570
                                                   ------------
                                                        250,812
                                                   ------------
JAPAN -- 0.8%
    European Investment Bank
      4.625%................  02/26/03     53,000       523,584
    International Bank
      Recovery & Development
      Global Bond
      6.75%.................  03/15/00     14,000       142,239
    Japanese Government
      4.50%.................  06/20/03     33,500       329,438
                                                   ------------
                                                        995,261
                                                   ------------
NETHERLANDS -- 0.1%
    Netherlands Government
      5.75%.................  01/15/04        115        68,141
                                                   ------------
SPAIN -- 0.0%
    Spanish Government
      8.00%.................  05/30/04      6,400        53,636
                                                   ------------
UNITED KINGDOM -- 0.3%
    United Kingdom Gilt
      9.00%.................  03/03/00         85       153,236
    United Kingdom Treasury
      8.00%.................  06/10/03         91       160,838
                                                   ------------
                                                        314,074
                                                   ------------
TOTAL FOREIGN BONDS
  (COST $2,866,664)...................                3,065,921
                                                  -------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    ------------
SHORT TERM INVESTMENTS -- 3.1%
    Temporary Investment Fund
      (COST $3,725,574)..............  3,725,574  $  3,725,574
                                                  ------------
TOTAL INVESTMENTS -- 99.6%
  (COST $107,949,238)................              119,657,071
OTHER ASSETS LESS
  LIABILITIES -- 0.4%................                  492,003
                                                  ------------
NET ASSETS -- 100.0%.................             $120,149,074
                                                  ============

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.7% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
CORPORATE OBLIGATIONS -- 11.4%
AIRLINES -- 3.2%
    American Airlines
      Notes
      10.19%..............  05/26/15  $      250  $     304,488
    United Air Lines, Inc.
      Notes
      10.36%..............  11/13/12       6,925      8,342,686
      10.36%..............  11/27/12         500        588,685
      10.02%..............  03/22/14       2,000      2,322,180
                                                   ------------
                                                     11,558,039
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.1%
    Time Warner, Inc.
      Notes
      7.45%...............  02/01/98       2,000      2,027,500
      6.46% [VR]..........  08/15/00         437        438,639
      7.975%..............  08/15/04         262        267,895
      8.11%...............  08/15/06         525        540,094
      8.18%...............  08/15/07         525        542,063
                                                   ------------
                                                      3,816,191
                                                   ------------
FOOD -- 1.9%
    RJR Nabisco, Inc.
      Notes
      8.625%..............  12/01/02       6,500      6,703,125
                                                   ------------
OIL & GAS -- 0.1%
    Arkla, Inc. Notes
      9.20%...............  12/18/97         500        514,375
                                                   ------------
REAL ESTATE -- 1.4%
    Spieker Properties
      Notes
      6.95%...............  12/15/02       5,000      4,968,750
                                                   ------------
TELECOMMUNICATIONS -- 1.5%
    Cablevision Industries
      Sr. Notes
      10.75%..............  01/30/02       5,000      5,306,250
                                                   ------------
UTILITIES -- 2.2%
    Cleveland Electric
      Illumination Co.
      Notes
      8.75%...............  11/15/05         100        101,168
    CMS Energy Corp. First
      Mtge.
      9.50%...............  10/01/97         150        154,125
    Commonwealth Edison
      Notes
      6.50%...............  07/15/97         750        751,875
    Long Island Lighting
      Co. Notes
      7.85%...............  05/15/99       7,000      7,131,250
                                                   ------------
                                                      8,138,418
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $40,334,319)................                 41,005,148
                                                   ------------

                                         PAR
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 50.8%
FEDERAL HOME LOAN MORTGAGE CORP. -- 3.0%
      8.25%...............  08/01/17  $      610  $     626,871
      7.00% [IO]..........  04/25/19         411         40,801
      7.55% [VR]..........  02/01/24       3,213      3,321,350
      6.50%...............  12/01/25       2,951      2,822,541
      6.50% [TBA].........  02/13/27       4,000      3,843,750
                                                   ------------
                                                     10,655,313
                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.6%
      9.40%...............  07/25/03         311        325,714
      6.50% [IO]..........  05/25/08         236         73,363
      6.50% [IO]..........  06/25/14       2,091        122,981
      6.90%...............  05/25/23         192        160,029
      7.96% [VR]..........  01/01/24         448        464,831
      7.50%...............  04/01/24       4,041      4,041,091
      7.00%...............  04/25/24         602        541,365
      7.76% [VR]..........  04/01/25         790        821,623
      6.12% [TBA].........  01/23/27       3,000      2,985,000
                                                   ------------
                                                      9,535,997
                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 45.2%
      6.50% [VR]..........  03/20/17         754        768,196
      7.125% [VR].........  06/20/22       2,517      2,568,571
      7.125% [VR].........  04/20/23       3,157      3,214,157
      7.125% [VR].........  09/20/23       7,090      7,213,976
      7.00% [VR]..........  10/20/23         694        705,576
      7.50%...............  12/20/23         445        442,916
      6.50%...............  01/15/24         502        478,970
      6.50%...............  04/15/24         368        350,637
      6.50%...............  05/15/24         304        290,066
      7.125% [VR].........  09/20/24       1,451      1,486,080
      7.00% [VR]..........  10/20/24       3,831      3,912,431
      6.50%...............  08/15/25       1,328      1,267,424
      6.50%...............  09/15/25       1,805      1,722,355
      6.50%...............  10/15/25       1,242      1,184,778
      6.50%...............  11/15/25         611        583,183
      6.50%...............  12/15/25       3,371      3,216,363
      6.50%...............  01/15/26       3,563      3,399,354
      6.50%...............  02/15/26       8,825      8,419,214
      6.50%...............  03/15/26      10,207      9,738,049
      6.50%...............  04/15/26      10,803     10,306,417
      6.50%...............  05/15/26       4,942      4,714,549
      6.50%...............  06/15/26         556        530,071
      6.50%...............  07/15/26         668        636,871
      6.50%...............  08/15/26       1,551      1,479,726
      6.50%...............  10/15/26         535        510,081
      7.00%...............  12/20/26      24,950     25,481,435
      6.50% [TBA].........  01/21/27      25,000     23,843,750
      7.00% [TBA].........  01/21/27      30,000     29,343,900
      6.00% [TBA].........  01/23/27      15,000     15,004,688
                                                   ------------
                                                    162,813,784
                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $181,149,967)...............                183,005,094
                                                   ------------

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.1%
    Citicorp Mtge.
      Securities, Inc.
      [VR]
      7.452%..............  09/25/22  $      666  $     682,320
    Collateralized Mtge.
      Securities Corp.
      [VR]
      7.985%..............  05/01/17         536        541,059
    Countrywide Adjustable
      Rate Mtge. [VR]
      7.8499%.............  03/25/24         894        915,802
      8.2169%.............  11/25/24       1,000      1,026,522
    Guardian Adjustable
      Rate Mtge.[VR]
      6.7963%.............  12/25/19          86         57,035
    Mortgage Capital Trust
      VI
      9.50%...............  02/01/18         856        862,736
    Prudential Home Mtge.
      Securities
      6.50%...............  01/25/00      10,000      9,971,800
    Prudential-Bache CMO
      Trust
      8.40%...............  03/20/21       3,236      3,324,816
    Resolution Trust Corp.
      8.00%...............  09/25/21         476        481,454
    Rothschild L.F. Mtge.
      Trust
      9.95%...............  08/01/17       2,747      2,930,809
    Ryland Mtge.
      Securities Corp.
      [VR]
      7.843%..............  09/25/23       1,215      1,236,642
                                                    -----------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $21,832,471)................                 22,030,995
                                                    -----------
U.S. TREASURY OBLIGATIONS -- 45.6%
U.S. TREASURY BILLS -- 0.6%
      4.975% #............  01/23/97         300        299,065
      5.01% #.............  03/06/97          70         69,372
      5.025% #............  03/06/97         800        792,821
      5.06% #.............  03/06/97          20         19,821
      4.81% #.............  03/13/97         305        301,956
      5.00% #.............  03/13/97         530        524,710
                                                    -----------
                                                      2,007,745
                                                    -----------
U.S. TREASURY NOTES -- 45.0%
      5.875%..............  07/31/97      78,000     78,209,032
      5.625%..............  10/31/97      50,000     50,021,500
      5.375%..............  11/30/97      30,000     29,939,100
      6.00%...............  09/30/98       4,000      4,012,640
                                                    -----------
                                                    162,182,272
                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $163,910,566)...............                164,190,017
                                                    -----------
                                         PAR
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
SOVEREIGN ISSUES -- 2.1%
ARGENTINA -- 1.4%
    Republic of Argentina
      [BRB,FRB]
      6.625%..............  03/31/05  $    5,880  $   5,122,950
                                                    -----------
MEXICO -- 0.7%
    United Mexican States
      Cl-B [BRB,FRB] (with
      Value Recovery
      Rights Attached)
      6.25%...............  12/31/19       1,500      1,098,750
    United Mexican States
      Cl-C [BRB,FRB] (with
      Value Recovery
      Rights Attached)
      6.375%..............  12/31/19       1,000        861,250
    United Mexican States
      Cl-D [BRB,FRB] (with
      Value Recovery
      Rights Attached)
      6.4531%.............  12/31/19         500        430,625
                                                    -----------
                                                      2,390,625
                                                    -----------
TOTAL SOVEREIGN ISSUES
  (COST $6,676,521).................                  7,513,575
                                                    -----------
                                      PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)
                                      ----------
FOREIGN BONDS -- 3.3%
CANADA -- 1.1%
    Canadian Government
      4.25%...............  12/01/26       5,086      3,857,126
                                                    -----------
NEW ZEALAND -- 2.2%
    New Zealand Government
      10.00%..............  03/15/02      10,000      7,941,668
                                                    -----------
TOTAL FOREIGN BONDS
  (COST $11,283,283)................                 11,798,794
                                                    -----------

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                       NOTIONAL
                                        AMOUNT
                            MATURITY    (000)         VALUE
                            --------  ----------  -------------
OTC INTEREST RATE CAPS -- 0.0%
    Three-Month Libor
      Strike at $90.65....  06/16/97  $  325,000  $       3,380
      Strike at $85.50....  06/16/97      46,000            468
      Strike at $86.50....  06/16/97     100,000          1,021
      Strike at $91.80....  06/16/97     100,000            794
      Strike at $82.00....  06/16/97     100,000          1,107
      Strike at $89.30....  12/15/97     375,000          7,028
                                                   ------------
TOTAL OTC INTEREST RATE CAPS
  (COST $13,798)....................                     13,798
                                                   ------------

                                        SHARES
                                      ----------
SHORT TERM INVESTMENTS -- 0.5%
    Temporary Investment Cash
      Fund..........................     903,112        903,112
    Temporary Investment Fund.......     903,112        903,112
                                                   ------------
    (COST $1,806,224)...............                  1,806,224
                                                   ------------
TOTAL INVESTMENTS -- 119.8%
  (COST $427,007,149)...............                431,363,645
                                                   ------------
                                       NOTIONAL
                                        AMOUNT
                                        (000)
                                      ----------
WRITTEN OPTIONS -- 0.0%
    Written CME Put Option on
      Eurodollar Futures, Strike
      Price $93.00, Expire
      03/17/97......................  $   62,000         (1,550)
    Written CME Put Option on
      Eurodollar Futures, Strike
      Price $93.50, Expire
      06/16/97......................     600,000        (45,000)
    Written CME Put Option on
      Eurodollar Futures, Strike
      Price $93.25, Expire
      06/16/97......................     300,000        (15,000)
                                                   ------------
TOTAL WRITTEN OPTIONS
  (COST ($668,559)).................                    (61,550)
                                                   ------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (19.8%).................                (71,292,134)
                                                   ------------
NET ASSETS -- 100.0%................              $ 360,009,961
                                                  =============

Foreign currency exchange contracts outstanding at December 31, 1996:

                  PRINCIPAL
                   AMOUNT        CONTRACTED                       UNREALIZED
                   COVERED        EXCHANGE       EXPIRATION      APPRECIATION
TYPE             BY CONTRACT        RATE            MONTH        (DEPRECIATION)
-------------------------------------------------------------------------------
Buy      CAD     $2,283,957         1.3135          05/97          $ (74,028)
Buy      DEM      4,742,424         1.4984          01/97           (114,163)
                                                                   ---------
                                                                   $(188,191)
                                                                   =========
Sell     CAD     $3,916,230         1.3370          01/97          $  85,580
Sell     CAD      2,196,193         1.3660          05/97            (13,735)
Sell     DEM      4,996,105         1.4309          01/97            337,845
Sell     NZD      7,697,105         1.4149          01/97              9,257
                                                                   ---------
                                                                   $ 418,947
                                                                   =========

# Securities with an aggregate market value of $2,007,745 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1996:

                                       NOTIONAL     UNREALIZED
                          EXPIRATION    AMOUNT     APPRECIATION
      DESCRIPTION           MONTH       (000)     (DEPRECIATION)
-----------------------------------------------------------------
U.S. Treasury 5 Year
  Note                       03/97     $ 5,000      $  (25,000)
U.S. Treasury 10 Year
  Note                       03/97      68,100        (778,595)
U.S. Treasury 30 Year
  Bond                       03/97      25,900        (152,218)
Eurodollar                   03/97      50,000         270,000
Eurodollar                   06/97      50,000         155,000
                                                  -------------
                                                    $ (530,813)
                                                  =============

Interest rate swap agreements outstanding at December 31, 1996:

                                         NOTIONAL
                             EXPIRATION   AMOUNT      UNREALIZED
        DESCRIPTION            MONTH      (000)      APPRECIATON
-----------------------------------------------------------------
Receive variable rate
  payments on the
  three-month USD-LIBOR-BBA
  floating rate and pay
  fixed rate payments on the
  then current U.S. Treasury
  10 Year Note.                 03/97    $13,000       $ 12,276
                                         =======       ========

--------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
COMMON STOCK -- 70.4%
AEROSPACE -- 2.0%
    General Motors Corp. Cl-H ........    20,000  $  1,125,000
    Lockheed Martin Corp. ............    20,000     1,830,000
    Northrop Grumman Corp. ...........    49,000     4,054,750
                                                  ------------
                                                     7,009,750
                                                  ------------
AIRLINES -- 0.2%
    KLM Royal Dutch Airlines NV ......    30,000       836,250
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.7%
    Chrysler Corp. ...................    40,000     1,320,000
    Ford Motor Co. ...................    30,000       956,250
                                                  ------------
                                                     2,276,250
                                                  ------------
AUTOMOTIVE PARTS -- 0.6%
    Borg Warner Automotive, Inc. .....    50,000     1,925,000
                                                  ------------
BEVERAGES -- 2.0%
    Anheuser-Busch Companies, Inc. ...   140,000     5,600,000
    Coors, (Adolph) Co. Cl-B .........    70,000     1,330,000
                                                  ------------
                                                     6,930,000
                                                  ------------
BROADCASTING -- 0.6%
    News Corp. Ltd. [ADR] ............   100,000     2,087,500
                                                  ------------
CHEMICALS -- 3.7%
    Agrium, Inc. .....................   210,000     2,887,500
    Air Products & Chemicals, Inc. ...    50,000     3,456,250
    Arco Chemical Co. ................    20,000       980,000
    General Chemical Group, Inc. .....    60,000     1,417,500
    Lawter International, Inc. .......   100,000     1,262,500
    Olin Corp. .......................    80,000     3,010,000
                                                  ------------
                                                    13,013,750
                                                  ------------
COMPUTER HARDWARE -- 2.1%
    Hewlett-Packard Co. ..............    40,000     2,010,000
    International Business Machines
      Corp. ..........................    35,000     5,285,000
                                                  ------------
                                                     7,295,000
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.4%
    Reynolds & Reynolds Co. Cl-A .....    60,000     1,560,000
                                                  ------------
CONGLOMERATES -- 0.5%
    Philip Morris Companies, Inc. ....    15,000     1,689,375
                                                  ------------
CONSTRUCTION -- 1.0%
    Fluor Corp. ......................    54,000     3,388,500
    Newport News Shipbuilding,
      Inc.* ..........................     6,500        97,500
                                                  ------------
                                                     3,486,000
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.0%
    Emerson Electric Co. .............    40,000     3,870,000
    General Electric Co. .............    37,000     3,658,375
    Honeywell, Inc. ..................    40,000     2,630,000
    Polaroid Corp. ...................    30,000     1,305,000
    Sundstrand Corp. .................   140,000     5,950,000
    Texas Instruments, Inc. ..........    55,000     3,506,250
                                                  ------------
                                                    20,919,625
                                                  ------------

                                        SHARES       VALUE
                                       ---------  ------------
FINANCIAL-BANK & TRUST -- 3.5%
    Bank of New York Co., Inc. .......    60,000  $  2,025,000
    BankAmerica Corp. ................    20,000     1,995,000
    CoreStates Financial Corp. .......    60,000     3,112,500
    First Chicago NBD Corp. ..........    56,200     3,020,750
    Mellon Bank Corp. ................    30,000     2,130,000
                                                  ------------
                                                    12,283,250
                                                  ------------
FINANCIAL SERVICES -- 2.7%
    Associates First Capital Corp. ...   100,000     4,412,500
    Beneficial Corp. .................    50,000     3,168,750
    Dean Witter Discover & Co. .......    30,000     1,987,500
                                                  ------------
                                                     9,568,750
                                                  ------------
FOOD -- 3.0%
    General Mills, Inc. ..............    35,000     2,218,125
    Heinz, (H.J.) Co. ................    73,000     2,609,750
    Kellogg Co. ......................    70,000     4,593,750
    Quaker Oats Co. ..................    30,000     1,143,750
                                                  ------------
                                                    10,565,375
                                                  ------------
HOTELS & MOTELS -- 1.1%
    Hilton Hotels Corp. ..............   150,000     3,918,750
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.7%
    Albany International Corp.
      Cl-A ...........................   100,000     2,312,500
                                                  ------------
INSURANCE -- 6.8%
    Allmerica Financial Corp. ........    60,000     2,010,000
    Allmerica Property & Casualty
      Companies, Inc. ................   100,000     3,037,500
    American States Financial
      Corp. ..........................   150,800     3,996,200
    Ohio Casualty Corp. ..............    50,000     1,775,000
    Safeco Corp. .....................   100,000     3,943,750
    St. Paul Companies, Inc. .........    50,000     2,931,250
    Travelers-Aetna Property Casualty
      Corp. Cl-A .....................   167,500     5,925,312
                                                  ------------
                                                    23,619,012
                                                  ------------
MACHINERY & EQUIPMENT -- 1.3%
    AlliedSignal, Inc. ...............    50,000     3,350,000
    Cooper Industries, Inc. ..........    25,000     1,053,125
                                                  ------------
                                                     4,403,125
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.8%
    Becton Dickinson & Co. ...........    60,000     2,602,500
                                                  ------------
METALS & MINING -- 0.4%
    Newmont Mining Corp. .............    30,994     1,386,982
                                                  ------------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
OIL & GAS -- 6.8%
    Amoco Corp. ......................    15,000  $  1,207,500
    Burlington Resources, Inc. .......    40,000     2,020,000
    Chevron Corp. ....................    30,000     1,950,000
    Dresser Industries, Inc. .........    70,000     2,170,000
    Exxon Corp. ......................    20,000     1,960,000
    Halliburton Co. ..................    25,000     1,506,250
    Mobil Corp. ......................    12,000     1,467,000
    Schlumberger Ltd. ................    21,000     2,097,375
    Sonat, Inc. ......................    35,000     1,802,500
    Tenneco, Inc.* ...................    32,500     1,466,563
    Union Pacific Resources Group,
      Inc. ...........................    91,173     2,666,810
    Unocal Corp. .....................    40,000     1,625,000
    USX Marathon Group ...............    80,000     1,910,000
                                                  ------------
                                                    23,848,998
                                                  ------------
PAPER & FOREST PRODUCTS -- 2.2%
    Champion International Corp. .....    60,000     2,595,000
    James River Corp. of Virginia ....    50,000     1,656,250
    Kimberly-Clark Corp. .............    35,000     3,333,750
                                                  ------------
                                                     7,585,000
                                                  ------------
PERSONAL SERVICES -- 0.4%
    Service Corp. International ......    52,000     1,456,000
                                                  ------------
PHARMACEUTICALS -- 4.0%
    American Home Products Corp. .....    25,000     1,465,625
    Glaxo Wellcome PLC [ADR] .........   100,000     3,175,000
    Novo Nordisk AS [ADR] ............    20,000       935,000
    Pfizer, Inc. .....................    30,000     2,486,250
    Smithkline Beecham PLC [ADR] .....    30,000     2,040,000
    Warner-Lambert Co. ...............    50,000     3,750,000
                                                  ------------
                                                    13,851,875
                                                  ------------
PRINTING & PUBLISHING -- 0.7%
    Belo, (A.H.) Corp. Cl-A ..........    35,000     1,220,625
    R.R. Donnelley & Sons Co. ........    40,000     1,255,000
                                                  ------------
                                                     2,475,625
                                                  ------------
RAILROADS -- 2.2%
    Conrail, Inc. ....................    26,792     2,669,153
    Kansas City Southern Industries,
      Inc. ...........................    80,000     3,600,000
    Union Pacific Corp. ..............    25,000     1,503,125
                                                  ------------
                                                     7,772,278
                                                  ------------
REAL ESTATE -- 1.0%
    Patriot American Hospitality, Inc.
      [REIT] .........................    80,000     3,450,000
                                                  ------------
RETAIL & MERCHANDISING -- 2.6%
    Dayton-Hudson Corp. ..............    60,000     2,355,000
    J.C. Penney Co., Inc. ............    90,000     4,387,500
    May Department Stores Co. ........    50,000     2,337,500
                                                  ------------
                                                     9,080,000
                                                  ------------
SEMI-CONDUCTORS -- 2.1%
    Intel Corp. ......................    40,000     5,237,500
    Motorola, Inc. ...................    35,000     2,148,125
                                                  ------------
                                                     7,385,625
                                                  ------------
                                        SHARES       VALUE
                                       ---------  ------------
TELECOMMUNICATIONS -- 7.8%
    Ameritech Corp. ..................    50,000  $  3,031,250
    AT&T Corp. .......................    40,000     1,740,000
    Bell Atlantic Corp. ..............    30,000     1,942,500
    BellSouth Corp. ..................    20,000       807,500
    Deutsche Telekom AG [ADR]* .......   100,000     2,037,500
    Frontier Corp. ...................   125,000     2,828,125
    GTE Corp. ........................    30,000     1,365,000
    Lucent Technologies, Inc. ........   112,963     5,224,539
    Nokia Corp. Cl-A [ADR] ...........    30,000     1,728,750
    NYNEX Corp. ......................    25,000     1,203,125
    SBC Communications, Inc. .........    50,000     2,587,500
    U.S. West Communications Group ...    80,000     2,580,000
                                                  ------------
                                                    27,075,789
                                                  ------------
UTILITIES -- 0.5%
    IES Industries, Inc. .............    60,000     1,792,500
                                                  ------------
TOTAL COMMON STOCK
    (COST $203,578,320) ..............             245,462,434
                                                  ------------
PREFERRED STOCK -- 0.3%
METALS & MINING
    Amax Gold, Inc. $3.75 Cl-B
    (COST $996,575) ..................    20,000     1,052,500
                                                  ------------

                                           PAR
                               MATURITY   (000)
                               --------  -------
CORPORATE OBLIGATIONS -- 12.9%
AIRLINES -- 0.2%
    Delta Air Lines, Inc.
      Equipment Trust
      9.30% .................  01/02/11  $   500       574,766
                                                   -----------
BROADCASTING -- 1.2%
    Allbritton Communications
      Co. Sr. Sub. Debs.
      11.50% ................  08/15/04    1,000     1,060,000
                                                   -----------
      9.75% .................  11/30/07    1,000       972,500
    American Radio Systems
      Notes
      9.00% .................  02/01/06    1,000       985,000
    Benedek Broadcasting
      Corp. Sr. Notes
      11.875% ...............  03/01/05    1,000     1,043,750
                                                   -----------
                                                     4,061,250
                                                   -----------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    Rayovac Corp. Sr. Sub.
      Notes 144A
      10.25% ................  11/01/06    1,000     1,032,500
                                                   -----------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------  -------  ------------
ENTERTAINMENT & LEISURE -- 1.3%
    Station Casinos Sr. Sub.
      Notes
      9.625% ................  06/01/03  $   500  $    489,375
    Time Warner, Inc. Notes
      6.85% .................  01/15/26    1,000       982,500
    Trump Atlantic City
      Assoc., Inc. Notes
      11.25% ................  05/01/06    1,000       990,000
    Trump Castle Funding
      Mtge.
      11.75%.................  11/15/03    1,000       885,000
    United Artists
      Sr. Notes Cl-B
      11.50%.................  05/01/02    1,000     1,065,000
                                                  ------------
                                                     4,411,875
                                                  ------------
FINANCIAL SERVICES -- 1.7%
    Donaldson, Lufkin &
      Jenrette, Inc. Notes
      5.625%.................  02/15/16    1,000       966,250
    DQU II Funding Corp.
      8.70%..................  06/01/16    2,000     2,080,000
    Export Import Bank of
      Korea Notes
      6.50%..................  11/15/06    1,000       979,596
    General Motors Acceptance
      Corp. Notes
      7.125%.................  06/01/99      500       509,375
      6.70%..................  04/25/01    1,000     1,000,000
    Tembec Finance Corp. Sr.
      Notes
      9.875%.................  09/30/05      500       472,500
                                                   -----------
                                                     6,007,721
                                                   -----------
HEALTHCARE SERVICES -- 0.3%
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      10.125%................  03/01/05      900       995,625
                                                   -----------
LUMBER & WOOD PRODUCTS -- 0.3%
    Malette, Inc.
      12.25%.................  07/15/04    1,000     1,070,000
                                                   -----------
METALS & MINING -- 0.8%
    Freeport-McMoran Copper &
      Gold Debs.
      7.20%..................  11/15/26    1,900     1,878,625
    USX Corp. Sub. Debs.
      5.75%..................  07/01/01    1,025       957,094
                                                   -----------
                                                     2,835,719
                                                   -----------
OIL & GAS -- 0.6%
    Clark Oil & Refining
      Corp. Sr. Notes
      10.50%.................  12/01/01    1,000     1,045,000
    Veritas Holdings Sr.
      Notes 144A
      9.625%.................  12/15/03    1,000     1,012,500
                                                   -----------
                                                     2,057,500
                                                   -----------
                                           PAR
                               MATURITY   (000)      VALUE
                               --------  -------  ------------
PAPER & FOREST PRODUCTS -- 0.3%
    S.D. Warren Co. Sr. Sub.
      Notes Cl-B
      12.00%.................  12/15/04  $ 1,000  $  1,082,500
                                                   -----------
PHARMACEUTICALS -- 0.3%
    McKesson Corp.
      4.50%..................  03/01/04    1,225     1,085,656
                                                   -----------
PRINTING & PUBLISHING -- 0.2%
    Affiliated Newspaper
      Investments, Inc. Sr.
      Disc. Notes [STEP]
      8.28%..................  07/01/06    1,000       832,500
                                                   -----------
TELECOMMUNICATIONS -- 4.1%
    Centennial Cellular Sr.
      Notes
      8.875%.................  11/01/01    1,000       967,500
    Commnet Cellular, Inc.
      Sub. Notes
      11.25%.................  07/01/05    1,000     1,062,500
    Continental Cablevision
      Sr. Sub. Debs.
      11.00%.................  06/01/07    1,500     1,708,125
    EZ Communications, Inc.
      Sr. Sub. Notes
      9.75%..................  12/01/05    1,500     1,567,500
    International Cabletel,
      Inc. Sr. Notes [STEP]
      11.75%.................  02/01/06    1,000       680,000
    Marcus Cable Co. Sr.
      Notes [STEP]
      11.61%.................  12/15/05      900       639,000
    MFS Communications Co.,
      Inc. Sr. Notes [STEP]
      8.85%..................  01/15/06    1,000       730,000
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      12.48%.................  08/15/04    1,000       682,500
    Paging Network, Inc. Sr.
      Sub. Notes 144A
      10.00%.................  10/15/08    1,000     1,013,750
    Panamsat L.P. Sr. Sub.
      Notes [STEP]
      5.06%..................  08/01/03    1,500     1,391,250
    Viacom, Inc. Sub. Debs.
      8.00%..................  07/07/06    1,500     1,462,500
    Videotron Holdings PLC
      Sr. Notes [STEP]
      7.94%..................  07/01/04    1,650     1,443,750
    Western Wireless Corp.
      Sr. Sub. Notes
      10.50%.................  06/01/06    1,000     1,037,500
                                                   -----------
                                                    14,385,875
                                                   -----------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------  -------  ------------
TRANSPORTATION -- 0.2%
    Teekay Shipping Corp.
      Notes
      8.32%..................  02/01/08  $   500  $    501,250
                                                  ------------
UTILITIES -- 1.1%
    Enersis SA Notes
      6.90%..................  12/01/06    1,000       976,250
    North Atlantic Energy
      First Mtge.
      9.05%..................  06/01/02    1,000     1,002,500
    Penn Power Co. First
      Mtge.
      6.375%.................  09/01/04    1,000       945,000
    PSI Energy, Inc. Debs.
      6.35%..................  11/15/06    1,000       991,250
                                                  ------------
                                                     3,915,000
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $44,477,078)...................             44,849,737
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.9%
    Federal Home Loan Mtge. Corp.
      6.50%..................  10/01/10    1,791     1,759,991
      6.50%..................  11/01/10    1,825     1,793,600
      6.50%..................  04/01/11    2,873     2,823,265
      6.50%..................  08/01/11    2,950     2,899,153
      6.50%..................  09/01/11   15,093    14,833,675
                                                  ------------
    (COST $24,038,422).................             24,109,684
                                                  ------------
                                           PAR
                               MATURITY   (000)      VALUE
                               --------  -------  ------------
U.S. TREASURY OBLIGATIONS -- 1.7%
    U.S. Treasury Notes
      5.50%..................  12/31/00  $ 2,000  $  1,955,220
      6.50%..................  05/15/05    4,000     4,027,759
                                                  ------------
    (COST $6,159,503)..................              5,982,979
                                                  ------------
COMMERCIAL PAPER -- 4.4%
    General Electric Capital
      Corp.
      5.7555%................  01/02/97    5,562     5,562,000
    General Motors Acceptance
      Corp.
      7.0027%................  01/02/97    9,600     9,600,000
                                                  ------------
    (COST $15,162,000).................             15,162,000
                                                  ------------

                                        SHARES       VALUE
                                       ---------  ------------
SHORT TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund....    32,428  $     32,428
    Temporary Investment Fund.........    32,428        32,428
                                                  ------------
    (COST $64,856)....................                  64,856
                                                  ------------
TOTAL INVESTMENTS -- 96.6%
  (COST $294,476,754).................             336,684,190
OTHER ASSETS LESS
  LIABILITIES -- 3.4%.................              11,995,787
                                                  ------------
NET ASSETS -- 100.0%..................            $348,679,977
                                                  ============

--------------------------------------------------------------------------------

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.9% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
COMMON STOCK -- 85.8%
AEROSPACE -- 0.9%
    Remec, Inc.*...................     97,400    $  1,911,475
                                                  ------------
BROADCASTING -- 0.5%
    SFX Broadcasting, Inc. Cl-A*...     34,025       1,012,244
                                                  ------------
BUSINESS SERVICES -- 1.6%
    Caribiner International,
      Inc.*........................     31,900       1,602,975
    Teletech Holdings, Inc.*.......     77,450       2,013,700
                                                  ------------
                                                     3,616,675
                                                  ------------
CHEMICALS -- 0.8%
    Crompton & Knowles Corp........     87,025       1,675,231
                                                  ------------
CLOTHING & APPAREL -- 0.5%
    Mens Warehouse, Inc.*..........     45,450       1,113,525
                                                  ------------
COMPUTER SERVICES &
  SOFTWARE -- 19.9%
    Avant Corp.*...................    198,100       6,289,675
    BA Merchant Services, Inc.*....    123,250       2,203,094
    CDW Computers Centers, Inc.*...     50,000       2,965,625
    CSG Systems International,
      Inc.*........................     27,750         426,656
    Cybercash, Inc.*...............     31,825         731,975
    Dendrite International,
      Inc.*........................     60,300         497,475
    Farallon Communications*.......     23,375         149,016
    Geoworks*......................    201,125       4,927,563
    HCIA, Inc.*....................     34,500       1,190,250
    HPR, Inc.*.....................    109,675       1,508,031
    Network General Corp.*.........    121,000       3,660,250
    Parametric Technology Corp.*...     28,000       1,438,500
    PRI Automation, Inc.*..........     39,050       1,776,775
    Ross Systems, Inc.*............    276,925       2,665,403
    Scopus Technology, Inc.*.......     79,400       3,692,100
    Sterling Commerce, Inc.*.......     69,075       2,434,894
    Summit Design, Inc.*...........    126,150       1,293,038
    Sync Research, Inc.*...........    143,725       1,976,219
    Synopsys, Inc.*................     50,000       2,312,500
    Vanstar Corp.*.................     68,275       1,672,738
                                                  ------------
                                                    43,811,777
                                                  ------------
CONSUMER PRODUCTS &
  SERVICES -- 4.2%
    Nautica Enterprises, Inc.*.....     60,000       1,515,000
    Protection One, Inc.*..........    120,750       1,192,406
    Quicksilver, Inc.*.............     79,800       1,705,725
    Rexall Sundown, Inc.*..........     71,450       1,942,547
    Warnaco Group, Inc. Cl-A.......    100,000       2,962,500
                                                  ------------
                                                     9,318,178
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.1%
    Berg Electronics Corp.*........     48,250       1,417,344
    Concord EFS, Inc.*.............     64,550       1,823,538
    Cypress Semiconductor Corp.*...     64,925         917,066
    Fore Systems, Inc.*............     56,000       1,841,000
    Premenos Technology Corp.*.....     52,075         449,147
    Sanmina Corp.*.................     48,850       2,760,025
    Sawtek, Inc.*..................     80,775       3,200,709
    Ultrak, Inc.*..................     32,875       1,002,688
                                                  ------------
                                                    13,411,517
                                                  ------------

                                      SHARES         VALUE
                                     ---------    ------------
ENTERTAINMENT & LEISURE -- 1.9%
    Fairfield Communities, Inc.*...     66,350    $  1,642,163
    Midway Games, Inc.*............     47,125         954,281
    Signature Resorts, Inc.*.......     45,150       1,591,538
                                                  ------------
                                                     4,187,982
                                                  ------------
ENVIRONMENTAL SERVICES -- 1.6%
    United Waste Systems, Inc.*....    104,525       3,593,047
                                                  ------------
FINANCIAL-BANK & TRUST -- 0.7%
    Banco Latinoamericano de
      Exportaciones SA Cl-E [ADR]..     29,400       1,492,050
                                                  ------------
FINANCIAL SERVICES -- 1.7%
    Credit Acceptance Corp.*.......     40,075         941,763
    First USA Paymentech, Inc.*....     82,525       2,795,534
                                                  ------------
                                                     3,737,297
                                                  ------------
FOOD -- 1.3%
    JP Foodservice, Inc.*..........     77,500       2,160,313
    United Natural Foods, Inc.*....     46,225         785,825
                                                  ------------
                                                     2,946,138
                                                  ------------
HEALTHCARE SERVICES -- 4.5%
    Advance Paradigm, Inc.*........     49,525       1,027,644
    Multicare Companies, Inc.*.....     74,000       1,498,500
    Omnicare, Inc..................     93,800       3,013,325
    Orthodontic Centers of America,
      Inc.*........................    125,150       2,002,400
    Pediatrix Medical Group,
      Inc.*........................     35,000       1,290,625
    Sunrise Assisted Living,
      Inc.*........................     39,900       1,112,213
                                                  ------------
                                                     9,944,707
                                                  ------------
HOTELS & MOTELS -- 2.1%
    Doubletree Corp.*..............    102,150       4,596,750
                                                  ------------
INDUSTRIAL PRODUCTS -- 1.1%
    Harsco Corp. ..................     35,000       2,397,500
                                                  ------------
INSURANCE -- 1.6%
    Executive Risk, Inc. ..........     22,800         843,600
    Reliastar Financial Corp. .....     45,000       2,598,750
                                                  ------------
                                                     3,442,350
                                                  ------------
MACHINERY & EQUIPMENT -- 0.6%
    Asyst Technologies, Inc.*......     22,500         385,313
    Rental Service Corp.*..........     35,125         965,937
                                                  ------------
                                                     1,351,250
                                                  ------------
MEDICAL SUPPLIES &
  EQUIPMENT -- 3.6%
    Express Scripts, Inc. Cl-A*....     26,500         950,687
    Gulf South Medical Supply,
      Inc.*........................     45,000       1,153,125
    Henry Schein, Inc.*............     60,725       2,087,422
    Physio-Control International
      Corp.*.......................     77,925       1,753,312
    Sola International, Inc.*......     48,000       1,824,000
    Visible Genetics, Inc.*........     25,925         226,844
                                                  ------------
                                                     7,995,390
                                                  ------------
OFFICE EQUIPMENT -- 1.1%
    American Pad & Paper Co.*......    107,675       2,436,147
                                                  ------------
OIL & GAS -- 0.9%
    Falcon Drilling Co., Inc.*.....     50,000       1,962,500
                                                  ------------

                                       70
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--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
PERSONAL SERVICES -- 0.2%
    Sylvan Learning Systems,
      Inc.*........................     17,500    $    498,750
                                                  ------------
PHARMACEUTICALS -- 6.0%
    Genelabs Technologies, Inc.*...    271,000       1,659,875
    Medicis Pharmaceutical Cl-A*...      9,575         421,300
    NCS Healthcare, Inc. Cl-A*.....     41,950       1,221,794
    Nexstar Pharmaceuticals,
      Inc.*........................     25,250         378,750
    Paraxel International Corp.*...     49,050       2,532,206
    Pharmaceutical Product
      Development, Inc.*...........     46,200       1,166,550
    SEQUUS Pharmaceuticals,
      Inc.*........................    102,450       1,639,200
    Watson Pharmaceuticals,
      Inc.*........................     93,950       4,221,877
                                                  ------------
                                                    13,241,552
                                                  ------------
PRINTING & PUBLISHING -- 1.0%
    World Color Press, Inc.*.......    116,900       2,250,325
                                                  ------------
RETAIL & MERCHANDISING -- 6.4%
    Consolidated Stores Corp.*.....     32,718       1,051,066
    Corporate Express, Inc.*.......     31,000         912,562
    Insight Enterprises, Inc.*.....     43,000       1,204,000
    Kenneth Cole Productions, Inc.
      Cl-A*........................     85,100       1,319,050
    Proffitt's, Inc.*..............     58,550       2,159,031
    The Sports Authority, Inc.*....    100,550       2,186,962
    Williams-Sonoma, Inc.*.........     26,000         945,750
    Wolverine World Wide, Inc. ....    145,212       4,211,147
                                                  ------------
                                                    13,989,568
                                                  ------------
SEMI-CONDUCTORS -- 1.9%
    International Rectifier
      Corp.*.......................     64,175         978,669
    Speedfam International,
      Inc.*........................     46,875       1,335,937
    Vitesse Semiconductor, Inc.*...     38,900       1,769,950
                                                  ------------
                                                     4,084,556
                                                  ------------
TELECOMMUNICATIONS -- 10.9%
    Cellular Communications
      International, Inc.*.........     35,375       1,025,875
    Digital Microwave Corp.*.......    124,700       3,476,012
    Heartport, Inc.*...............     68,025       1,556,072
    Intermedia Communications of
      Florida, Inc.*...............     44,125       1,136,219
    LCI International, Inc.*.......     21,600         464,400
    McLeod, Inc. Cl-A*.............     34,500         879,750
    Omnipoint Corp.*...............     14,000         269,500
    P-Com, Inc.*...................    176,525       5,229,552

                                      SHARES         VALUE
                                     ---------    ------------
    Pacific Gateway Exchange,
      Inc.*........................     43,200    $  1,576,800
    Periphonics Corp.*.............    100,000       2,925,000
    Picturetel Corp.*..............     46,750       1,215,500
    Tel-Save Holdings, Inc.*.......     47,375       1,373,875
    Telco Communications Group*....     35,975         629,562
    Teltrend, Inc.*................     21,525         597,319
    Winstar Communications,
      Inc.*........................     70,925       1,489,425
                                                  ------------
                                                    23,844,861
                                                  ------------
TRANSPORTATION -- 2.2%
    Atlas Air, Inc.*...............     54,675       2,610,731
    Mark VII, Inc.*................     60,000       1,661,250
    Rural Metro Corp.*.............     14,800         532,800
                                                  ------------
                                                     4,804,781
                                                  ------------
TOTAL COMMON STOCK
  (COST $155,183,424)..............                188,668,123
                                                  ------------
FOREIGN STOCK -- 5.2%
BROADCASTING -- 1.0%
    Flextech PLC -- (GBP)*.........    187,000       2,170,061
                                                  ------------
BUILDING MATERIALS -- 0.7%
    Hunter Douglas NV -- (NLG).....     23,356       1,577,559
                                                  ------------
CONTAINERS & PACKAGING -- 0.8%
    Hoya Corp. -- (JPY)............     45,000       1,770,428
                                                  ------------
RESTAURANTS -- 0.8%
    J.D. Wetherspoon PLC -- (GBP)..     89,533       1,794,279
                                                  ------------
RETAIL & MERCHANDISING -- 0.8%
    Next PLC -- (GBP)..............    190,000       1,846,888
                                                  ------------
TRANSPORTATION -- 1.1%
    IHC Caland NV -- (NLG).........     40,000       2,288,961
                                                  ------------
TOTAL FOREIGN STOCK
  (COST $7,551,483)................                 11,448,176
                                                  ------------
SHORT TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund.........................        500             500
    Temporary Investment Fund......        500             500
                                                  ------------
    (COST $1,000)..................                      1,000
                                                  ------------

                                       71
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FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
COMMERCIAL PAPER -- 12.8%
    American Express Credit
      Corp.
      6.30%................  01/03/97   $ 8,398   $  8,395,061
    McCormick and Co., Inc.
      6.00%................  01/02/97    10,000      9,998,333
    Merrill Lynch & Co.,
      Inc.
      5.80%................  01/06/97     9,851      9,843,065
                                                  ------------
    (COST $28,236,459)................              28,236,459
                                                  ------------
TOTAL INVESTMENTS -- 103.8%
  (COST $190,972,366).................             228,353,758
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (3.8%)..............              (8,285,476)
                                                  ------------
NET ASSETS -- 100.0%..................            $220,068,282
                                                  ============

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

                                       72
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--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
FOREIGN STOCK -- 95.4%
ARGENTINA -- 0.7%
    Banco de Galicia Buenos Aires
      SA [ADR]......................    14,268   $    345,999
    Banco Frances del Rio de la
      Plata SA [ADR]................    16,411        451,303
    Compania Naviera Perez Companc
      SA............................    90,361        635,238
    Enron Global Power & Pipelines
      LLC...........................     1,356         36,612
    Sociedad Comercial del Plata SA
      [ADR]*........................     1,640         42,328
    Sociedad Comercial del Plata SA
      [ADR] 144A*...................    14,380         36,813
    Telecom Argentina Stet SA Cl-B
      [ADR].........................       941         37,993
    Telecom Argentina Stet-Fran Tel
      SA Cl-B.......................    10,450         43,054
    Telefonica de Argentina SA Cl-B
      [ADR].........................    22,810        590,209
    Transportadora de Gas del Sur SA
      Cl-B [ADR]....................     2,632         32,242
    YPF SA [ADR]....................    18,679        471,645
                                                 ------------
                                                    2,723,436
                                                 ------------
AUSTRALIA -- 1.7%
    Australia & New Zealand Bank
      Group Ltd.....................    59,000        372,182
    Australian Gas Light Co. Ltd....   124,945        711,643
    Broken Hill Proprietary Co.
      Ltd...........................    60,747        865,950
    Coca-Cola Amatil Ltd............     4,251         45,482
    Commonwealth Installments
      Receipts......................    60,900        379,323
    Fletcher Challenge Forest
      Ltd...........................     1,702          2,870
    Howard Smith Ltd................    30,929        254,646
    Lend Lease Corp. Ltd............    14,486        281,170
    National Australia Bank Ltd.....    35,291        415,485
    National Mutual Holdings
      Ltd.*.........................   130,000        194,416
    News Corp. Ltd..................   158,178        835,496
    Publishing & Broadcasting
      Ltd...........................    64,300        313,035
    Sydney Harbour Casino Holdings
      Ltd.*.........................   182,000        280,869
    Tabcorp Holdings Ltd............    99,000        472,516
    Westpac Banking Corp. Ltd.......   101,000        575,261
    WMC Ltd.........................    42,377        267,321
    Woodside Petroleum Ltd..........    86,000        628,701
                                                 ------------
                                                    6,896,366
                                                 ------------
AUSTRIA -- 0.0%
    Energie-Versorgung
      Niederoesterreich AG..........       624         94,134
    Flughafen Wien AG...............     1,581         80,769
                                                 ------------
                                                      174,903
                                                 ------------
BELGIUM -- 1.0%
    Credit Communal Holding Dexia
      SA*...........................     2,026        185,229
    Generale de Banque SA*..........     2,834      1,018,056

                                       SHARES       VALUE
                                      --------   ------------
    Generale de Banque SA-Strip*....       214   $        122
    Kredietbank NV..................     6,500      2,134,849
    UCB SA..........................       251        655,541
                                                 ------------
                                                    3,993,797
                                                 ------------
BRAZIL -- 2.5%
    Brazil Fund, Inc.**.............    29,290        651,703
    Centrais Electrobras SA [ADR]...    44,628        798,841
    Cesp-Cia Energetica de Sao Paolo
      [ADR]*........................     5,020         58,714
    Companhia Energetica de Minas
      Geras [ADR]...................    44,868      1,528,563
    Lojas Americanas SA [ADR].......    23,000        303,255
    Pao de Acucar SA [ADR]*.........    21,420        374,850
    Telebras SA [ADR]...............    64,490      4,933,485
    Telebras SA [ADR] 144A..........       217         16,707
    Uniao Siderurgicas de Minas
      Gerais SA [ADR]...............    78,390        799,656
    Usinas Siderurgicas de Minas
      Gerais SA [ADR]...............    61,345        625,780
    Usinas Siderurgicas de Minas
      Gerais SA [ADR] 144A..........    11,100        113,231
                                                 ------------
                                                   10,204,785
                                                 ------------
CANADA -- 0.3%
    Alcan Aluminium Ltd.............    26,420        892,372
    Royal Bank of Canada............    10,980        385,699
                                                 ------------
                                                    1,278,071
                                                 ------------
CHILE -- 0.5%
    A.F.P. Provida SA [ADR].........     1,152         21,600
    Chile Fund, Inc.**..............     9,294        194,012
    Chilectra Metropolitana SA
      [ADR].........................     4,136        213,451
    Chilgener SA [ADR]..............     6,371        132,995
    Cia de Telecomunicaciones de
      Chile SA [ADR]................     2,390        241,689
    Compania Cervecerias Unidas SA
      [ADR].........................     3,628         58,501
    Empresa Nacional Electridad SA
      [ADR].........................    18,526        287,153
    Enersis SA [ADR]................    12,553        348,346
    Five Arrows Chile Fund Ltd.**...    89,390        250,739
    Five Arrows Chile Investment
      Trust**.......................    29,340         82,445
    Genesis Chile Fund**............     9,350        343,613
                                                 ------------
                                                    2,174,544
                                                 ------------
CHINA -- 0.3%
    Huaneng Power International,
      Inc. [ADR]*...................    51,000      1,147,500
                                                 ------------
CZECH REPUBLIC -- 0.0%
    SPT Telecom AS*.................     1,360        168,433
                                                 ------------
DENMARK -- 0.2%
    Den Danske Bank.................     6,380        515,795
    Tele Danmark AS Cl-B............     2,030        112,290
    Unidanmark AS Cl-A..............     6,110        317,178
                                                 ------------
                                                      945,263
                                                 ------------

                                       73
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--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
FINLAND -- 0.2%
    Nokia AB Cl-A...................    14,644   $    851,017
                                                 ------------
FRANCE -- 8.6%
    Accor SA........................     4,320        547,891
    Alcatel Alsthom.................     7,720        621,141
    Assurances Generales de
      France........................     7,533        243,572
    AXA SA..........................     6,898        439,422
    Canal Plus......................     3,880        858,344
    Carrefour Supermarche SA........     5,637      3,673,631
    Chargeurs International SA*.....     2,331        115,643
    Cie de Gaz Petrole Warrants*....       217          5,404
    CLF Dexia France Reg'd..........     1,928        167,853
    Compagnie de Saint-Gobain.......    11,740      1,663,448
    Compagnie Generale Des Eaux.....    41,960      5,208,247
    Credit Local de France..........     5,200        453,719
    GTM Entrepose SA................     4,510        208,945
    Guilbert SA.....................     5,003        980,261
    Havas SA........................     2,940        206,583
    L'Oreal.........................     1,607        606,158
    Lapeyre SA......................     8,105        466,245
    Legrand SA......................     3,823        652,382
    Louis Vuitton Moet Hennessy.....    10,760      3,009,718
    Pathe*..........................     2,331        562,467
    Pinault-Printemps Redoute SA....     7,663      3,044,313
    Primagaz Cie....................     5,902        696,122
    Rexel SA........................     2,365        719,046
    Sanofi SA.......................    12,329      1,228,069
    Schneider SA....................    14,250        659,918
    Societe Generale................     2,050        222,005
    Societe Nationale Elf Aquitaine
      SA............................    15,090      1,375,790
    Societe Television Francaise....    11,080      1,060,881
    Sodexho SA......................     4,210      2,348,686
    Total SA Cl-B...................    30,884      2,515,887
                                                 ------------
                                                   34,561,791
                                                 ------------
GERMANY -- 3.8%
    Allianz AG......................       754      1,358,868
    Altana AG.......................       216        168,500
    Bayer AG........................    82,973      3,371,284
    Bilfinger & Berger Bau AG.......    10,700        402,381
    Buderus AG......................       807        390,636
    Deutsche Bank AG................     7,757        362,363
    Fielmann AG Pfd.................     5,723        180,589
    Gehe AG.........................    41,391      2,662,004
    Hoechst AG......................    12,980        602,130
    Hornbach Baumarkt AG............     1,300         41,275
    Hornbach Holdings AG Pfd........     5,870        420,104
    Krones AG Hermann Kronseder
      Maschinenfabrik Pfd...........       456        165,548
    Mannesmann AG...................     1,880        809,978
    Praktiker Bau-Und
      Heimwerkemaerkte AG*..........     3,779         75,728
    Rhoen-Klinikum AG...............     7,030        750,111
    SAP AG..........................     2,110        288,975
    SAP AG Pfd......................     2,368        326,313
    Schering AG.....................     3,695        312,284
    Veba AG.........................    33,965      1,955,695
                                       SHARES       VALUE
                                      --------   ------------
    Veba AG Warrants*...............     1,220   $    391,321
    Volkswagen AG...................       619        256,742
    Volkswagen AG Warrants*.........       370         55,849
                                                 ------------
                                                   15,348,678
                                                 ------------
HONG KONG -- 5.0%
    Cathay Pacific Air..............   464,000        731,890
    Dao Heng Bank Group Ltd.........   243,000      1,165,596
    First Pacific Co. Ltd...........   926,954      1,204,459
    Guangdong Investments Ltd.......   813,000        783,095
    Guangzhou Investment Co. Ltd.... 1,616,000        773,056
    Guoco Group Ltd.................   276,000      1,545,129
    Hong Kong Land Holdings Ltd.....   929,582      2,584,238
    Hopewell Holdings Ltd........... 1,740,000      1,124,830
    Hutchison Whampoa Ltd...........   329,000      2,584,104
    New World Development Co. Ltd...   367,141      2,480,201
    Shanghai Petrochemical Co. Ltd.
      Cl-H.......................... 1,660,000        504,364
    Swire Pacific Ltd. Cl-A.........   208,000      1,983,321
    Wharf Holdings Ltd..............   449,000      2,240,791
    Yizheng Chemical Fibre Co. Ltd.
      Cl-H.......................... 1,306,000        317,445
                                                 ------------
                                                   20,022,519
                                                 ------------
INDONESIA -- 0.0%
    PT Telekomunikasi Indonesia.....    88,000        151,756
                                                 ------------
ITALY -- 1.8%
    Banca Fideuram SPA..............   178,490        390,593
    Ente Nazionale Idrocarburi
      SPA...........................   205,366      1,049,064
    Finanziaria Autogrill SPA*......    36,752         35,450
    Industrie Natuzzi SPA [ADR].....    15,260        350,980
    Istituto Mobiliare Italiano
      SPA...........................    68,710        586,109
    Istituto Nazionale Delle
      Assicurazioni.................   106,480        138,061
    Italgas.........................   112,936        469,455
    La Rinascente SPA...............    22,800        131,654
    La Rinascente SPA Warrants*.....     1,140            500
    Mediolanum SPA*.................    38,440        362,204
    Sasib SPA.......................    39,177         73,136
    Stet di Risp SPA................   139,220        468,177
    Stet Societa' Finanziaria
      Telefonica SPA................   272,480      1,233,669
    Telecom Italia Mobile SPA.......   604,848      1,398,169
    Telecom Italia SPA..............   202,673        523,971
    Unicem SPA*.....................     8,642         56,139
                                                 ------------
                                                    7,267,331
                                                 ------------
JAPAN -- 20.9%
    Advantest Corp..................     6,400        300,493
    Alps Electric Co. Ltd...........    50,000        544,747
    Amada Co. Ltd...................   109,000        848,249
    Canon, Inc......................   162,000      3,585,992
    Citizen Watch Co. Ltd...........    68,000        488,024
    Dai Nippon Screen Manufacturing
      Co. Ltd.......................    88,000        650,584
    Daifuku Co. Ltd.................    18,000        227,237
    Daiichi Pharmaceutical Co.
      Ltd...........................   112,000      1,801,297
    Daiwa House Industry Co. Ltd....   141,000      1,816,602

                                       74
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--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
    DDI Corp........................       170   $  1,125,984
    Denso Corp. Ltd.................   145,000      3,498,054
    East Japan Railway Co...........       358      1,612,780
    Fanuc Co........................    26,000        834,068
    Hitachi Ltd.....................   193,000      1,802,335
    Hitachi Zosen Corp..............   181,000        704,280
    Honda Motor Co..................    11,000        314,829
    Inax............................    46,000        341,271
    Ishihara Sangyo Kaisha Ltd.*....    56,000        135,581
    Ito-Yokado Co. Ltd..............    42,000      1,830,350
    Kao Corp........................    47,000        548,638
    Kawada Industries...............    14,000         85,949
    Kokuyo..........................    58,000      1,434,328
    Komatsu Ltd.....................   135,000      1,108,949
    Komori Corp.....................    49,000      1,042,283
    Kumagai Gumi Co. Ltd............    88,000        218,383
    Kuraray Co. Ltd.................   126,000      1,165,759
    Kyocera Corp....................    51,000      3,183,917
    Makita Corp.....................    84,000      1,176,654
    Matsushita Electric Industrial
      Co............................   153,000      2,500,389
    Mauri Co. Ltd...................   101,000      1,825,249
    Mitsubishi Corp.................    65,000        674,449
    Mitsubishi Heavy Industries
      Ltd...........................   454,000      3,611,587
    Mitsubishi Paper Mills Ltd......    64,000        250,687
    Mitsui Fudosan..................   243,000      2,437,354
    Mitsui Petrochemical
      Industries....................    43,000        223,087
    Murata Manufacturing Co. Ltd....    56,000      1,864,246
    National House Industrial.......    26,000        346,217
    NEC Corp........................   288,000      3,486,381
    Nippon Hodo.....................    22,000        254,907
    Nippon Steel Co.................   705,000      2,084,825
    Nippon Telegraph & Telephone
      Corp..........................       142      1,078,046
    Nomura Securities Co. Ltd.......   150,000      2,256,809
    Pioneer Electronic Corp.........    68,000      1,299,438
    Sangetsu Co. Ltd................    11,000        230,177
    Sankyo Co. Ltd..................   104,000      2,949,589
    Sega Enterprises................    15,700        529,442
    Sekisui Chemical Co. Ltd........   165,000      1,669,261
    Sekisui House Ltd...............   107,000      1,091,742
    Seven Eleven Japan..............    16,000        938,003
    Sharp Corp......................   135,000      1,926,070
    Shin-Etsu Chemical Co...........    95,000      1,733,247
    Shiseido Co. Ltd................    30,000        347,601
    Sony Corp.......................    37,700      2,474,215
    Sumitomo Corp...................   218,000      1,721,003
    Sumitomo Electric Industries....   211,000      2,955,642
    Sumitomo Forestry Co............    73,000        890,013
    TDK Corp........................    37,000      2,415,478
    Teijin Ltd......................   303,000      1,325,707
    Tokio Marine & Fire Insurance
      Co............................    47,000        442,974
    Tokyo Electron Ltd..............    17,000        521,833
    Tokyo Steel Manufacturing.......    56,500        806,096
    Toppan Printing Co. Ltd.........    95,000      1,191,094
    UNY Co. Ltd.....................    51,000        934,890
    Yurtec Corp.....................    22,050        299,339
                                                 ------------
                                                   84,014,704
                                                 ------------
                                       SHARES       VALUE
                                      --------   ------------
KOREA -- 0.7%
    Cho Hung Bank Co. Ltd...........    41,600   $    334,670
    Hanil Bank......................    25,200        173,814
    Hanil Securities Co.*...........    14,060        102,662
    Kookmin Bank....................    14,003        229,903
    Korea Electric Power Corp.......    22,700        664,074
    Pohang Iron & Steel Co. Ltd.....     6,030        346,802
    Samsung Electronics Co.*........     8,702        468,397
    Samsung Electronics Co. [GDR]
      144A*.........................     1,986         24,209
    Samsung Electronics Co. [GDS]
      144A*.........................       108          2,787
    Samsung Fire and Marine
      Insurance.....................       165         67,519
    Seoul Bank*.....................    11,000         55,595
    Shinhan Bank....................     7,110        114,737
    Yukong Ltd......................     8,383        159,505
    Yukong Ltd. Cl-F*...............       525          9,989
                                                 ------------
                                                    2,754,663
                                                 ------------
MALAYSIA -- 3.3%
    Affin Holdings BHD..............   614,000      1,689,819
    Berjaya Sports Toto BHD.........   268,000      1,337,188
    Commerce Asset Holding BHD......   136,000      1,023,245
    MBF Capital BHD.................   526,000        853,998
    Multi-Purpose Holdings BHD......   673,000      1,305,865
    Multi-Purpose Holdings BHD
      Rights*.......................   673,000              0
    Renong BHD......................   680,000      1,206,352
    Renong BHD Iculs*...............    79,000         33,160
    Resorts World BHD...............   161,000        733,180
    Tanjong PLC.....................   329,000      1,315,844
    Technology Resources Industries
      BHD*..........................   247,000        487,095
    Time Engineering BHD............   190,000        352,117
    United Engineers Ltd. ..........   307,000      2,771,789
                                                 ------------
                                                   13,109,652
                                                 ------------
MEXICO -- 1.6%
    Cementos de Mexico
      SA de CV [ADS]................    65,090        464,092
    Cemex SA [ADS] 144A.............    50,068        356,985
    Cemex SA Cl-B...................    67,925        264,038
    Cifra SA de CV Cl-B [ADR]*......   575,870        703,713
    Fomento Economico Mexicano
      SA Cl-B.......................    46,409        157,998
    Gruma SA Cl-B...................   110,638        671,811
    Gruma SA de CV [ADS] 144A*......     8,835        212,482
    Grupo Embotelladoras de Mexico
      SA Cl-B*......................    10,080          3,829
    Grupo Financiero Banamex SA
      Cl-B*.........................   146,200        305,698
    Grupo Financiero Banamex SA
      Cl-L*.........................     4,184          7,951
    Grupo Financiero Bancomer SA
      Cl-B [GDR]*...................     2,330         18,780
    Grupo Financiero Bancomer SA
      Cl-L*.........................     1,725            563

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
    Grupo Industrial Maseca SA
      de CV Cl-B....................   218,095   $    274,281
    Grupo Modelo SA Cl-C............    48,506        279,131
    Grupo Televisia SA [GDR]*.......     5,034        128,996
    Kimberly-Clark de Mexico SA
      Cl-A..........................    22,464        436,610
    Panamerica Beverages, Inc.
      Cl-A..........................    14,270        668,906
    Telefonos de Mexico SA
      Cl-L [ADR]....................    42,014      1,386,462
                                                 ------------
                                                    6,342,326
                                                 ------------
NETHERLANDS -- 10.4%
    ABN AMRO Holding NV.............    33,903      2,209,356
    AKZO Nobel NV...................     1,902        260,246
    CSM NV..........................    30,721      1,709,889
    Elsevier NV.....................   446,712      7,562,610
    Fortis Amev NV..................    38,702      1,357,532
    Gucci Group NV..................     2,782        177,353
    Hagemeyer NV....................     7,792        623,884
    ING Groep NV....................    95,792      3,454,466
    ING Groep Warrants*.............    79,813        573,795
    Koninklijke Ahold NV............    27,381      1,714,487
    Koninklijke PTT Nederland NV....    11,749        448,898
    Nutricia Verenigde Bedrijven
      NV............................     6,130        932,934
    Otra NV.........................     6,490        111,754
    Polygram NV.....................    47,347      2,415,663
    Royal Dutch Petroleum Co. NV....    45,766      8,037,176
    Unilever NV.....................    14,440      2,558,479
    Wolters Kluwer NV...............    57,727      7,681,091
                                                 ------------
                                                   41,829,613
                                                 ------------
NEW ZEALAND -- 0.6%
    Air New Zealand Ltd. ...........    72,545        196,941
    Carter Holt Harvey Ltd. ........    79,700        180,867
    Fernz Corp. Ltd. ...............    45,100        154,638
    Fletcher Challenge Building
      Ltd. .........................    98,250        302,147
    Fletcher Challenge Energy
      Ltd. .........................    18,250         52,899
    Fletcher Challenge Forest
      Ltd. .........................   341,573        572,307
    Fletcher Challenge Paper
      Ltd. .........................    29,500         60,689
    Telecom Corp. of New Zealand
      Ltd. .........................   185,000        944,291
                                                 ------------
                                                    2,464,779
                                                 ------------
NORWAY -- 1.7%
    Bergesen D.Y. AS Cl-A...........     5,170        126,801
    Norsk Hydro AS..................    64,870      3,518,615
    Orkla AS Cl-A...................    40,140      2,808,317
    Saga Petroleum AS Cl-B..........    15,160        238,346
                                                 ------------
                                                    6,692,079
                                                 ------------
PANAMA -- 0.1%
    Banco Latinamericano de
      Exportaciones SA Cl-E.........     4,035        204,776
                                                 ------------
PERU -- 0.0%
    Telefonica del Peru SA C1-B
      [ADR].........................     5,598        106,362
    Telefonica del Peru SA Cl-B.....    26,690         49,957
                                                 ------------
                                                      156,319
                                                 ------------
                                       SHARES       VALUE
                                      --------   ------------
PHILIPPINES -- 0.1%
    Philippine National Bank*.......    43,400   $    515,684
                                                 ------------
PORTUGAL -- 0.5%
    Estabelecimentos Jeronimo
      Martins & Filho...............    16,550        853,983
    Estabelecimentos Jeronimo
      Martins & Filho Bond Warrants
      [CVT]*........................    16,550        146,011
    Estabelecimentos Jeronimo
      Martins & Filho Bonus
      Rights*.......................    16,550        284,661
    Estabelecimentos Jeronimo
      Martins & Filho New Shares*...    16,550        569,519
                                                 ------------
                                                    1,854,174
                                                 ------------
RUSSIA -- 0.0%
    Gazprom [ADS]*..................     5,750        101,488
                                                 ------------
SINGAPORE -- 2.3%
    City Developments...............    33,000        297,297
    DBS Land Ltd. ..................   190,000        699,628
    Developmental Bank of Singapore
      Ltd. Cl-F.....................    41,000        554,054
    Far East Levingston Shipbuilding
      Ltd. .........................    52,000        271,414
    Fraser & Neave Ltd. ............    81,000        833,977
    Keppel Corp. Ltd. ..............    44,000        342,914
    Overseas Union Bank Ltd. Cl-F...   222,000      1,714,286
    Singapore Airlines Ltd. ........    10,000         90,805
    Singapore Land Ltd. ............   161,000        892,142
    Singapore Press Holdings
      Ltd. .........................    63,000      1,243,243
    Total Access Communication
      Ltd. .........................    12,000         82,800
    United Industrial Corp. Ltd. ...   327,000        275,890
    United Overseas Bank Ltd. ......   164,400      1,833,719
    United Overseas Bank Ltd.
      Warrants*.....................    27,092         95,692
                                                 ------------
                                                    9,227,861
                                                 ------------
SPAIN -- 2.6%
    Aquas de Barcelona Rfd.*........        58          2,406
    Argentaria SA...................    12,814        575,165
    Banco Popular Espanol SA........     5,190      1,022,443
    Banco Santander SA..............    16,946      1,087,927
    Centros Comerciales Continente
      SA............................     6,360        130,698
    Centros Comerciales Pryca SA....    14,319        304,212
    Empresa Nacional de
      Electridad SA.................    31,785      2,268,954
    Fomento de Construcciones y
      Contratas SA..................     1,297        121,243
    Gas Natural SDG.................     6,233      1,454,238
    General de Aguas de Barcelona
      SA............................     4,081        170,252
    Iberdrola SA....................    86,553      1,230,358
    Repsol SA.......................    43,588      1,676,980
    Repsol SA [ADR].................       110          4,194
    Telefonica de Espana SA.........    18,270        425,557
                                                 ------------
                                                   10,474,627
                                                 ------------

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                      --------   ------------
SWEDEN -- 2.7%
    ABB AB Cl-A.....................     6,680   $    757,314
    Astra AB Cl-B...................    95,480      4,625,056
    Atlas Copco AB Cl-B.............    40,130        980,812
    Electrolux AB Cl-B..............    22,740      1,325,850
    Esselte AB......................     5,800        128,948
    Hennes & Mauritz AB Cl-B........    10,350      1,438,537
    Sandvik AB Cl-A.................     6,140        166,339
    Sandvik AB Cl-B.................    43,420      1,182,688
    Scribona AB Cl-B................     5,500         61,949
    Stora Kopparbergs Bergslags
      Aktiebolag AB Cl-B............    20,740        283,988
                                                 ------------
                                                   10,951,481
                                                 ------------
SWITZERLAND -- 4.2%
    ABB AG..........................     2,439      3,034,398
    CS Holding AG...................     7,130        732,552
    Nestle SA.......................     3,048      3,272,791
    Novartis AG*....................     3,960      4,536,042
    Roche Holding AG................       525      4,085,687
    Swiss Bank Corp.................     5,920      1,125,786
                                                 ------------
                                                   16,787,256
                                                 ------------
THAILAND -- 0.4%
    Advanced Information
      Services PLC..................    26,700        228,961
    Bangkok Bank PLC................    67,400        651,538
    Siam Cement Co. PLC.............     3,000         94,017
    Siam Commercial Bank PLC........    34,300        248,677
    Thai Farmers Bank PLC...........    41,400        258,195
                                                 ------------
                                                    1,481,388
                                                 ------------
UNITED KINGDOM -- 16.6%
    Abbey National PLC..............   304,000      3,983,420
    Argos PLC.......................   158,749      2,089,661
    Asda Group PLC..................   704,450      1,484,145
    British Gas PLC.................   126,210        485,323
    British Petroleum Co. PLC.......   124,840      1,497,900
    Cable & Wireless PLC............   267,000      2,220,350
    Cadbury Schweppes PLC...........   205,456      1,733,190
    Caradon PLC.....................   315,700      1,292,390
    Coats Viyella PLC...............    91,270        207,922
    Compass Group PLC...............   117,000      1,237,496
    David Smith Holdings PLC........   197,900      1,064,379
    East Midlands Electricity PLC...    48,385        551,544
    Electrocomponents PLC...........   100,000        791,340
    GKN PLC.........................    17,000        291,477
    Glaxo Wellcome PLC..............   189,000      3,068,960
                                       SHARES       VALUE
                                      --------   ------------
    Grand Metropolitan PLC..........   336,300   $  2,643,995
    Guinness PLC....................   267,640      2,097,313
    Heywood Williams Group PLC......    32,010        130,218
    Hillsdown Holdings PLC..........    95,160        325,991
    Kingfisher PLC..................   281,950      3,049,766
    Ladbroke Group PLC..............   150,000        593,505
    Laing, (John) PLC Cl-A..........    70,000        335,120
    London Electricity PLC..........   105,517      1,229,905
    National Westminster Bank PLC...   542,670      6,371,832
    Rank Group PLC..................   207,120      1,545,010
    Reed International PLC..........   258,370      4,874,697
    Rolls-Royce PLC.................    78,140        344,645
    RTZ Corp. PLC...................   136,600      2,191,187
    Safeway PLC.....................   254,660      1,762,232
    Sears PLC.......................    75,490        122,838
    Shell Transport & Trading Co.
      PLC...........................   225,000      3,898,248
    Smithkline Beecham PLC..........   449,220      6,228,694
    T & N PLC.......................   181,680        539,918
    Tesco PLC.......................   208,000      1,262,992
    Tomkins PLC.....................   584,220      2,686,840
    United News & Media PLC.........   231,470      2,757,483
                                                 ------------
                                                   66,991,926
                                                 ------------
VENEZUELA -- 0.1%
    Cia Anonima Nacional Tele
      Venezuela [ADS]*..............     8,050        226,406
                                                 ------------
TOTAL FOREIGN STOCK
  (COST $337,575,748)...............              384,091,392
                                                 ------------

                                      PRINCIPAL
                                      IN LOCAL
                                      CURRENCY
                           MATURITY    (000)
                           --------   --------
FOREIGN BONDS -- 0.0%
BELGIUM -- 0.0%
    Kredietbank NV
      5.75%..............  11/30/03       900           39,413
                                                  ------------
ITALY -- 0.0%
    Danieli & Co.
      7.25%..............  01/01/00     4,380            2,903
                                                  ------------
TOTAL FOREIGN BONDS
  (COST $29,477)...................                     42,316
                                                  ------------
TOTAL INVESTMENTS -- 95.4%
  (COST $337,605,225)..............                384,133,708
OTHER ASSETS LESS
  LIABILITIES -- 4.6%..............                 18,425,379
                                                  ------------
NET ASSETS -- 100.0%...............               $402,559,087
                                                  ============

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1996:

              PRINCIPAL
               AMOUNT        CONTRACTED                      UNREALIZED
               COVERED        EXCHANGE      EXPIRATION      APPRECIATION
  TYPE       BY CONTRACT        RATE          MONTH        (DEPRECIATION)
-----------------------------------------------------------------------------
Buy ESP       $ 260,551       130.8050         01/97          $  2,745
Buy MYR         355,259         2.5270         01/97               214
                                                              ---------
                                                              $  2,959
                                                              ---------
Sell FRF      $ 525,531         5.2260         01/97          $ (4,734)
                                                              =========

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.
** Closed-end funds.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.2% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------
FOREIGN BONDS -- 82.3%
AUSTRALIA -- 3.8%
    Australian Government
      7.00%................... 04/15/00      4,650  $ 3,741,817
                                                    -----------
CANADA -- 6.5%
    Canadian Government
      6.25%................... 09/15/98      3,200    2,419,427
      7.25%................... 06/01/03      1,200      935,942
      8.00%................... 06/01/23      1,550    1,258,705
    Province of Ontario
      8.25%................... 12/01/05      1,000      820,142
    Province of Quebec
      7.75%................... 03/30/06      1,200      939,697
                                                    -----------
                                                      6,373,913
                                                    -----------
CZECH REPUBLIC -- 1.5%
    Czech Electric Co.
      14.375%................. 01/27/01     14,000      531,273
    European Bank
      Reconstruction &
      Development
      11.50%.................. 07/08/97      8,000      293,343
    European Investment Bank
      11.00%.................. 10/10/01      8,000      294,660
    International Bank
      Reconstruction &
      Development Global Bond
      11.50%.................. 10/09/97      8,000      293,343
                                                    -----------
                                                      1,412,619
                                                    -----------
DENMARK -- 3.9%
    Kingdom of Denmark
      7.00%................... 11/15/07      8,000    1,384,076
    Nykredit
      7.00%................... 10/01/16     11,502    1,976,252
      6.00%................... 10/01/26      3,000      442,693
                                                    -----------
                                                      3,803,021
                                                    -----------
EUROPEAN CURRENCY UNIT -- 2.7%
    French O.A.T.
      7.50%................... 04/25/05      1,000    1,385,346
    Republic of Portugal
      6.00%................... 02/16/04        995    1,262,798
                                                    -----------
                                                      2,648,144
                                                    -----------
FINLAND -- 0.7%
    Finnish Government
      7.25%................... 04/18/06      3,000      699,605
                                                    -----------
FRANCE -- 3.4%
    French Treasury Bill
      4.50%................... 10/12/98      6,000    1,178,272
      7.75%................... 04/12/00      8,000    1,717,275
    French O.A.T. Principal
      Strip
      6.46%................... 10/25/05      4,000      464,915
                                                    -----------
                                                      3,360,462
                                                    -----------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------
GERMANY -- 14.5%
    Bundesobligation
      5.75%................... 08/22/00      3,500  $ 2,385,784
    Deutscheland Republic
      6.25%................... 04/26/06      2,750    1,849,317
    Federal National Mtge.
      Assoc. Global Bond
      5.00%................... 02/16/01      3,500    2,307,905
    General Electric Capital
      Corp.
      7.25%................... 02/03/00      1,580    1,119,258
    Inter-America Development
      Bank
      7.00%................... 06/08/05      4,500    3,161,371
    KFW International Finance,
      Inc.
      6.75%................... 06/20/05      3,500    2,391,021
    Land Baden-Wuerttemberg
      6.50%................... 07/21/06      1,500    1,004,229
                                                    -----------
                                                     14,218,885
                                                    -----------
GREECE -- 1.0%
    Hellenic Republic [FRN]
      14.30%.................. 08/14/03    230,000      951,128
                                                    -----------
HUNGARY -- 0.8%
    Hungarian Government
      23.50%.................. 11/06/97     60,000      378,267
      24.00%.................. 03/21/98     45,000      288,407
      21.50%.................. 10/03/98     25,000      156,900
                                                    -----------
                                                        823,574
                                                    -----------
IRELAND -- 1.1%
    Irish Government Treasury
      8.00%................... 10/18/00        600    1,085,588
                                                    -----------
ITALY -- 9.6%
    Italian Government
      9.50%................... 12/01/99  2,000,000    1,412,205
      9.50%................... 02/01/01  4,700,000    3,386,529
      8.25%................... 07/01/01  1,000,000      699,803
      9.00%................... 10/01/03  3,000,000    2,154,528
      8.75%................... 07/01/06  2,500,000    1,797,080
                                                    -----------
                                                      9,450,145
                                                    -----------
JAPAN -- 12.0%
    Asian Development Bank
      3.125%.................. 06/29/05    288,000    2,626,338
    Export-Import Bank of
      Japan
      4.375%.................. 10/01/03    150,000    1,475,326
      2.875%.................. 07/28/05    200,000    1,754,980
    International Bank
      Reconstruction &
      Development Global Bond
      4.75%................... 12/20/04    200,000    2,036,782

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------
    Japanese Government
      3.10%................... 03/20/06    180,000  $ 1,608,872
    Republic of Austria
      5.00%................... 01/22/01    150,000    1,486,808
      4.50%................... 09/28/05     80,000      801,264
                                                    -----------
                                                     11,790,370
                                                    -----------
NETHERLANDS -- 1.7%
    Netherlands Government
      9.00%................... 01/15/01      2,500    1,687,877
                                                    -----------
PHILIPPINES -- 0.3%
    Philippines Government
      12.50%.................. 04/25/01      8,000      295,867
                                                    -----------
SPAIN -- 3.7%
    Spanish Government
      7.90%................... 02/28/02    150,000    1,236,349
      10.90%.................. 08/30/03    250,000    2,385,468
                                                    -----------
                                                      3,621,817
                                                    -----------
SWEDEN -- 1.7%
    Swedish Government
      10.25%.................. 05/05/00     10,000    1,700,658
                                                    -----------
UNITED KINGDOM -- 13.4%
    Alliance & Leicester BHD
      8.75%................... 12/07/06        500      874,627
    Annington Finance
      7.75%................... 10/02/11        500      859,968
    Bayerische Landesbank
      Girozentrale
      8.50%................... 02/26/03        400      709,475
    Deutsche Siedlungs Bank
      Finance BV
      7.50%................... 12/27/00        900    1,554,096
    Dresdner Finance BV
      7.125%.................. 12/28/01        500      846,258
    Guaranteed Export Finance
      Corp.
      10.625%................. 09/15/01        750    1,432,376
    Halifax Building Society
      8.75%................... 07/10/06        750    1,329,605
    Swiss Bank Corp.
      8.75%................... 06/20/05        500      892,672
    United Kingdom Treasury
      7.00%................... 11/06/01        450      762,596
      8.00%................... 06/10/03        560      989,774
      6.75%................... 11/26/04      1,000    1,645,413
      6.25%................... 11/25/10        800    1,207,564
                                                    -----------
                                                     13,104,424
                                                    -----------

TOTAL FOREIGN BONDS
  (COST $79,486,836)....................             80,769,914
                                                    -----------

                                            PAR
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------
SOVEREIGN ISSUES -- 8.1%
ARGENTINA -- 1.3%
    Republic of Argentina
      [FRB, BRB]
      6.625%.................. 03/31/05  $     608  $   529,751
    Republic of Argentina
      Bocon Pre II [FRN, PIK]
      5.375%.................. 04/01/01        505      623,675
    Republic of Argentina
      Bocon Pre IV [FRN, PIK]
      5.6875%................. 09/01/02        150      161,438
                                                    -----------
                                                      1,314,864
                                                    -----------
BRAZIL -- 0.9%
    Republic of Brazil
     Capitalization [FRB, BRB]
      8.00%................... 04/15/14        980      723,526
    Republic of Brazil Disc.
      ZL [FRN, BRB]
      6.50%................... 04/15/24        250      192,969
                                                    -----------
                                                        916,495
                                                    -----------
BULGARIA -- 0.2%
    National Republic of
      Bulgaria [FRN]
      6.6875%................. 07/28/11        200      102,750
      2.25%................... 07/28/12        320      123,000
                                                    -----------
                                                        225,750
                                                    -----------
ECUADOR -- 0.2%
    Republic of Ecuador PDI
      [FRN]
      3.00%................... 02/27/15        238      146,316
                                                    -----------
MEXICO -- 0.8%
    Grupo Elektra SA
      12.75%.................. 05/15/01        200      214,000
    United Mexican States Cl-A
      [BRB, FRB] (with Value
      Recovery Rights
      Attached)
      6.25%................... 12/31/19        250      183,438
    United Mexican States
      Global Bond
      11.375%................. 09/15/16        375      390,000
                                                    -----------
                                                        787,438
                                                    -----------
PANAMA -- 0.3%
    Republic of Panama [FRN]
      6.5468%................. 05/10/02        258      249,367
                                                    -----------
PERU -- 0.2%
    Peru Interest Note [WI]
      3.25%................... 12/29/49        350      192,063
                                                    -----------
PHILIPPINES -- 1.6%
    Philippines Peso Linked
      Note
      9.4678%................. 01/06/97        650      649,122
      9.3253%................. 12/11/97        950      868,300
                                                    -----------
                                                      1,517,422
                                                    -----------

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                               MATURITY    (000)       VALUE
                               --------- ---------  -----------

POLAND -- 0.6%

    Government of Poland PDI
      3.75%................... 10/27/14  $     250  $   211,250
      4.00%................... 10/27/14        125      105,625
    Poland Communication, Inc.
      9.875%.................. 11/01/03        300      298,500
                                                    -----------
                                                        615,375
                                                    -----------
RUSSIA -- 1.1%
    Republic of Kazakhstan
      9.25%................... 12/20/99        100      100,125
    Russia Loan Participation*
      0.00%................... 06/20/26      1,050      835,406
    Russian Interest Note [WI]
      0.75%................... 12/29/49        250      173,594
                                                    -----------
                                                      1,109,125
                                                    -----------
VENEZUELA -- 0.9%
    Republic of Venezuela
      [FRN, BRB]
      6.625%.................. 12/18/07      1,000      882,500
                                                    -----------
TOTAL SOVEREIGN ISSUES
  (COST $7,344,712).....................              7,956,715
                                                    -----------
                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                           (000)
                                         ---------
PURCHASED OPTIONS -- 0.0%
    Put Option on German
      Deutschemarks,
      Strike Price DEM 1.55,
      Expire 01/17/97
      (COST $38,720)....................     6,820       29,040
                                                    -----------
TOTAL INVESTMENTS -- 90.4%
  (COST $86,870,268)....................             88,755,669
OTHER ASSETS LESS LIABILITIES -- 9.6%...              9,479,111
                                                    -----------
NET ASSETS -- 100.0%....................            $98,234,780
                                                    ===========

Foreign currency exchange contracts outstanding at December 31, 1996:

                   PRINCIPAL
                    AMOUNT        CONTRACTED                UNREALIZED
                    COVERED        EXCHANGE   EXPIRATION   APPRECIATION
TYPE              BY CONTRACT        RATE       MONTH     (DEPRECIATION)
------------------------------------------------------------------------
(DOLLAR BASED)
Buy      GBP      $  457,604         0.5894      01/97      $    4,281
Buy      IEP         199,278         0.6035      01/97           4,712
Buy      ITL         500,000      1,515.2000     01/97          (2,374)
Buy      JPY      13,091,589       110.9825      01/97        (473,365)
Buy      MYR         525,000         2.5027      01/97          (5,087)
                                                            ----------
                                                            $ (471,833)
                                                            ==========
Sell     MYR      $  521,251         2.5207      01/97      $    1,339
                                                            ==========

           PRINCIPAL                PRINCIPAL                UNREALIZED
           IN LOCAL                 IN LOCAL   EXPIRATION   APPRECIATION
 BUY       CURRENCY        SELL     CURRENCY     MONTH     (DEPRECIATION)
-------------------------------------------------------------------------
AUD            594,389      DEM       750,000     01/97      $  (15,437)
AUD            737,244      GBP       360,000     01/97         (30,047)
DEM          2,350,047      GBP       934,412     01/97         (67,828)
ECU            709,946      SEK     6,021,903     01/97           4,413
ESP        159,687,880      IEP       749,603     01/97         (38,058)
ITL      1,621,920,728      DEM     1,629,776     01/97           4,425
JPY        100,315,350      ECU       709,946     01/97         (23,090)
NOK          5,637,020      DKK     5,172,052     01/97           6,231
                                                             ----------
                                                             $ (159,391)
                                                             ==========

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

BERGER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 90.4%
AEROSPACE -- 2.0%
    Boeing Co. ........................  25,000  $  2,659,375
                                                 ------------
AUTOMOTIVE PARTS -- 1.3%
    Lear Seating Corp.*................  50,000     1,706,250
                                                 ------------
CHEMICALS -- 1.7%
    Praxair, Inc.......................  50,000     2,306,250
                                                 ------------
COMPUTER HARDWARE -- 1.9%
    3Com Corp.*........................  35,000     2,568,125
                                                 ------------
COMPUTER SERVICES & SOFTWARE -- 11.8%
    BMC Software, Inc.*................  50,000     2,068,750
    Cadence Design Systems, Inc.*......  55,000     2,186,250
    Cisco Systems, Inc.*...............  25,000     1,590,625
    Computer Associates International,
      Inc..............................  45,000     2,238,750
    Informix Corp.*....................  80,000     1,630,000
    Microsoft Corp.*...................  30,000     2,478,750
    National Data Corp.................  50,000     2,175,000
    Oracle Corp.*......................  40,000     1,670,000
                                                 ------------
                                                   16,038,125
                                                 ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.0%
    Altera Corp.*......................  30,000     2,180,625
    Input-Output, Inc.*................ 115,000     2,127,500
    Sanmina Corp.*.....................  45,000     2,542,500
                                                 ------------
                                                    6,850,625
                                                 ------------
ENTERTAINMENT & LEISURE -- 1.3%
    Hasbro, Inc........................  45,000     1,749,375
                                                 ------------
FARMING & AGRICULTURE -- 1.7%
    Agco, Inc..........................  80,000     2,290,000
                                                 ------------
FINANCIAL-BANK & TRUST -- 3.9%
    Citicorp...........................  25,000     2,575,000
    Wells Fargo & Co...................  10,000     2,697,500
                                                 ------------
                                                    5,272,500
                                                 ------------
FINANCIAL SERVICES -- 3.9%
    Federal Home Loan Mtge. Corp.......  25,000     2,753,125
    Federal National Mtge. Assoc.......  70,000     2,607,500
                                                 ------------
                                                    5,360,625
                                                 ------------
HEALTHCARE SERVICES -- 3.0%
    Oxford Health Plans, Inc.*.........  35,000     2,049,688
    United Healthcare Corp.............  45,000     2,025,000
                                                 ------------
                                                    4,074,688
                                                 ------------
INSURANCE -- 2.1%
    Conseco, Inc.......................  45,000     2,868,750
                                                 ------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.6%
    Amerisource Health Corp. Cl-A*.....  50,000     2,412,500
    Boston Scientific Corp.*...........  50,000     3,000,000
    Steris Corp.*......................  50,000     2,175,000
                                                 ------------
                                                    7,587,500
                                                 ------------

                                        SHARES      VALUE
                                        -------  ------------
OIL & GAS -- 14.0%
    BJ Services Co.*...................  50,000  $  2,550,000
    Diamond Offshore Drilling*.........  20,000     1,140,000
    Ensco International, Inc.*.........  40,000     1,940,000
    Falcon Drilling Co., Inc.*.........  70,000     2,747,500
    Petroleum Geo Services [ADR]*......  50,000     1,950,000
    Schlumberger Ltd...................  25,000     2,496,875
    Tidewater, Inc.....................  40,000     1,810,000
    Transocean Offshore, Inc...........  40,000     2,505,000
    Western Atlas, Inc.*...............  28,000     1,984,500
                                                 ------------
                                                   19,123,875
                                                 ------------
PHARMACEUTICALS -- 11.7%
    Biochem Pharma, Inc.*..............  40,000     2,010,000
    Biogen, Inc.*......................  65,000     2,518,750
    Cardinal Health, Inc...............  30,000     1,747,500
    Incyte Pharmaceuticals, Inc.*......   7,700       396,550
    Lilly, (Eli) & Co..................  35,000     2,555,000
    McKesson Corp......................  35,000     1,960,000
    Pfizer, Inc........................  30,000     2,486,250
    Warner Lambert Co..................  30,000     2,250,000
                                                 ------------
                                                   15,924,050
                                                 ------------
REAL ESTATE -- 4.7%
    Innkeepers USA Trust [REIT]........ 150,000     2,081,250
    Patriot American Hospitality, Inc.
      [REIT]...........................  50,000     2,156,250
    Starwood Lodging Trust [REIT]......  40,000     2,205,000
                                                 ------------
                                                    6,442,500
                                                 ------------
RETAIL & MERCHANDISING -- 0.7%
    Saks Holdings, Inc.*...............  36,600       988,200
                                                 ------------
SEMI-CONDUCTORS -- 8.4%
    Adaptec, Inc.*.....................  60,000     2,400,000
    Analog Devices, Inc.*..............  75,000     2,540,625
    Atmel Corp.*.......................  60,000     1,987,500
    Intel Corp.........................  20,000     2,618,750
    VLSI Technology, Inc.*.............  80,000     1,910,000
                                                 ------------
                                                   11,456,875
                                                 ------------
TELECOMMUNICATIONS -- 4.5%
    Boston Technology, Inc.*...........  75,000     2,156,250
    Nokia Corp. Cl-A [ADR].............  70,000     4,033,750
                                                 ------------
                                                    6,190,000
                                                 ------------
TRANSPORTATION -- 1.2%
    Atlas Air, Inc.*...................  35,000     1,671,250
                                                 ------------
TOTAL COMMON STOCK
  (COST $107,785,138)..................           123,128,938
                                                 ------------
PREFERRED STOCK -- 2.2%
HEALTHCARE SERVICES
    Pacificare Health Systems, Inc.
      Cl-B
    (COST $3,031,827)..................  35,000     2,983,750
                                                 ------------

BERGER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
SHORT TERM INVESTMENTS -- 0.7%
    Temporary Investment Cash Fund..... 506,824  $    506,824
    Temporary Investment Fund.......... 506,824       506,824
                                                 ------------
    (COST $1,013,648)..................             1,013,648
                                                 ------------

                                          PAR
                             MATURITY    (000)
                             ---------   ------
U.S. TREASURY OBLIGATIONS -- 6.6%
    U.S. Treasury Bill
      4.77%
      (COST $8,948,722).....  02/13/97   $9,000      8,948,722
                                                   -----------

                                                     VALUE
                                                  ------------
TOTAL INVESTMENTS -- 99.9%
  (COST $120,779,335).................            $136,075,058
OTHER ASSETS LESS
  LIABILITIES -- 0.1%.................                 171,796
                                                   -----------
NET ASSETS -- 100.0%..................            $136,246,854
                                                   ===========

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                      ---------    -----------
FOREIGN STOCK -- 80.9%
AUSTRALIA -- 1.3%
    Village Roadshow Ltd............    396,000    $ 1,553,003
                                                   -----------
BELGIUM -- 0.7%
    S.A. D'ieteren NV...............      4,250        877,783
                                                   -----------
CANADA -- 3.1%
    Cinar Films, Inc. Cl-B*.........     47,500      1,235,000
    Gulf Canada Resources Ltd.*.....    320,000      2,360,000
                                                   -----------
                                                     3,595,000
                                                   -----------
CHILE -- 1.1%
    Banco de A. Edwards [ADR].......     53,000        950,688
    Compania Cervecerias Unidas SA
      [ADR].........................     17,900        288,638
                                                   -----------
                                                     1,239,326
                                                   -----------
DENMARK -- 1.5%
    Kobenhavns Lufthavne............     17,400      1,776,900
                                                   -----------
FINLAND -- 5.3%
    Amer Group Ltd..................     95,000      1,965,803
    KCI Konecranes International*...     50,000      1,579,177
    Oy Tamro AB.....................    210,800      1,409,619
    Valmet Corp.....................     75,000      1,323,241
                                                   -----------
                                                     6,277,840
                                                   -----------
FRANCE -- 7.3%
    Altran Technologies SA..........      3,500      1,126,286
    Dassault Systems SA*............     21,000        970,079
    Guilbert SA.....................     11,700      2,292,435
    Salomon SA......................     18,200      1,563,423
    Skis Rossignol SA...............     40,000      1,109,588
    Sylea SA........................     14,208      1,560,595
                                                   -----------
                                                     8,622,406
                                                   -----------
GERMANY -- 6.9%
    Marschollek Lautenschlaeger Ung
      Partner AG....................     18,150      2,527,066
    Plettac AG......................      9,370      1,725,250
    Porsche AG Pfd..................      1,400      1,252,440
    Schwarz Pharma AG...............     20,700      1,521,861
    Turbon International AG.........     42,000      1,087,573
                                                   -----------
                                                     8,114,190
                                                   -----------
HONG KONG -- 5.7%
    Asia Satellite
      Telecommunications [ADR]*.....      7,000        163,625
    Guoco Group Ltd.................    360,000      2,015,386
    Manhattan Card Co. Ltd..........  3,515,500      1,783,999
    New Asia Realty & Trust Co.
      Cl-A..........................    182,000        671,808
    South China Morning Post Ltd....    932,000        771,194
    VTech Holdings Ltd..............    753,000      1,353,248
                                                   -----------
                                                     6,759,260
                                                   -----------
INDONESIA -- 0.8%
    London Sumatra*.................     95,000        251,270
    Matahari Putra Prima............    531,000        617,964
    Sorini Corp.....................     72,000         33,517
                                                   -----------
                                                       902,751
                                                   -----------

                                       SHARES         VALUE
                                      ---------    -----------
ITALY -- 2.8%
    Bulgari SPA.....................     85,000    $ 1,717,848
    Industria Machine Automatiche
      SPA...........................    140,000        546,588
    Industrie Natuzzi SPA [ADR].....     46,000      1,058,000
                                                   -----------
                                                     3,322,436
                                                   -----------
JAPAN -- 5.8%
    Doutor Coffee Co. Ltd...........     47,000      1,991,353
    Laox Ltd........................     85,000      1,293,558
    Noritsu Koki Co. Ltd............     39,000      1,837,873
    Paris Miki Inc..................     47,000      1,698,746
                                                   -----------
                                                     6,821,530
                                                   -----------
MALAYSIA -- 0.4%
    Chemical Co. of Malaysia BHD
      Warrants*.....................     10,000          9,266
    Kentucky Fried Chicken BHD......    106,666        439,285
    Kentucky Fried Chicken Holdings
      Warrants*.....................     21,333          5,276
                                                   -----------
                                                       453,827
                                                   -----------
MEXICO -- 0.2%
    Grupo Iusacell [ADR]*...........     33,000        251,625
                                                   -----------
NETHERLANDS -- 5.9%
    Baan Company NV*................     26,000        903,500
    Grolsch NV......................     52,000      2,019,944
    Hunter Douglas NV...............     31,200      2,107,375
    IHC Caland NV...................     33,000      1,888,393
                                                   -----------
                                                     6,919,212
                                                   -----------
NEW ZEALAND -- 1.1%
    Tranz Rail Holdings [ADR]*......     75,000      1,326,563
                                                   -----------
NORWAY -- 5.4%
    Kverneland AS...................     85,000      2,352,016
    Petroleum Geo Services [ADR]*...     50,000      1,950,000
    Tomra Systems AS................    129,500      2,025,823
                                                   -----------
                                                     6,327,839
                                                   -----------
PANAMA -- 1.4%
    Banco Latinoamericano de
      Exportaciones SA Cl-E.........     33,000      1,674,750
                                                   -----------
PHILIPPINES -- 0.1%
    International Container Terminal
      Services, Inc.*...............    197,400        103,203
                                                   -----------
SWEDEN -- 3.5%
    ASG AB Cl-B.....................     76,000      1,566,572
    BT Industries AB................     77,900      1,456,632
    Enator AB*......................     41,500      1,066,233
                                                   -----------
                                                     4,089,437
                                                   -----------
UNITED KINGDOM -- 20.6%
    Abacus Polar PLC................     27,000         82,782
    British-Borneo Petro Syndica
      PLC...........................    103,200      1,431,811
    BTG PLC.........................     49,000        380,622
    Cairn Energy PLC*...............    186,000      1,328,526
    Capital Radio PLC...............    114,500      1,071,807
    CMG PLC.........................    121,800      1,752,458

FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                      ---------    -----------
    DFS Furniture Co. PLC...........    110,000    $ 1,137,080
    Dorling Kindersly Holdings
      PLC...........................    225,000      1,585,891
    Flextech PLC*...................    192,800      2,237,368
    J.D. Wetherspoon PLC............    115,000      2,304,649
    JBA Holdings PLC................    200,000      1,815,628
    Medeva PLC [ADR]................     68,450      1,155,094
    Misys PLC.......................      6,900        131,956
    Next PLC........................    142,000      1,380,306
    Parity PLC......................    213,800      1,620,474
    Pizza Express PLC...............    156,100      1,410,413
    Psion PLC.......................    226,000      1,701,329
    Regent Inns PLC.................    162,000        917,081
    TLG PLC.........................    396,000        715,597
                                                   -----------
                                                    24,160,872
                                                   -----------
TOTAL FOREIGN STOCK
  (COST $89,519,370)................                95,169,753
                                                   -----------
COMMON STOCK -- 4.0%
EQUIPMENT SERVICES -- 1.5%
    Rofin-Sinar Technologies,
      Inc.*.........................    154,000      1,809,500
                                                   -----------
TELECOMMUNICATIONS -- 2.5%
    Cellular Communications
      International, Inc.*..........     56,500      1,638,500
    Comcast UK Cable Partners
      Cl-A*.........................     93,000      1,267,125
                                                   -----------
                                                     2,905,625
                                                   -----------
TOTAL COMMON STOCK
  (COST $5,093,320).................                 4,715,125
                                                   -----------

                                           PAR
                                MATURITY  (000)      VALUE
                                --------- ------  ------------
COMMERCIAL PAPER -- 14.5%
    Air Products & Chemicals,
      Inc.
      6.20%.................... 01/03/97  $1,156  $  1,155,602
    American Express Capital
      Corp.
      6.30%.................... 01/03/97   5,500     5,498,075
    Lubrizol Corp.
      5.90%.................... 01/02/97   5,400     5,399,115
    Merrill Lynch & Co., Inc.
      5.80%.................... 01/06/97   4,991     4,986,979
                                                  -------------
TOTAL COMMERCIAL PAPER
  (COST $17,039,771).....................           17,039,771
                                                  -------------
TOTAL INVESTMENTS -- 99.4%
  (COST $111,652,461)....................          116,924,649
OTHER ASSETS LESS LIABILITIES -- 0.6%....              718,053
                                                  -------------
NET ASSETS -- 100.0%.....................         $117,642,702
                                                  =============

Foreign currency exchange contracts outstanding at December 31, 1996:

                   PRINCIPAL
                    AMOUNT        CONTRACTED                      UNREALIZED
                    COVERED        EXCHANGE      EXPIRATION      APPRECIATION
TYPE              BY CONTRACT        RATE          MONTH        (DEPRECIATION)
-------------------------------------------------------------------------------
Buy      FIM       $ 211,645         4.6439         01/97           $2,478
Buy      GBP         161,825         0.5935         01/97            2,670
Buy      HKD         140,883         7.7345         01/97                1
Buy      JPY         185,791       114.9643         01/97             (908)
                                                                 ---------
                                                                    $4,241
                                                                 =========

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES      VALUE
                                          -------  -----------
COMMON STOCK -- 84.3%
CHEMICALS -- 5.4%
    Applied Extrusion Technologies,
      Inc.*..............................  40,600  $   426,300
    Dupont, (E.I.) de Nemours & Co. .....   3,200      302,000
    FMC Corp.*...........................   7,000      490,875
    Great Lakes Chemical Corp. ..........  19,300      902,275
    Lyondell Petrochemical Co. ..........  54,000    1,188,000
    Millennium Chemicals, Inc.*..........  12,000      213,000
    Polymer Group, Inc.*.................  40,000      555,000
    Union Carbide Corp. .................  16,400      670,350
                                                   ------------
                                                     4,747,800
                                                   ------------
CONSUMER & SERVICE -- 0.4%
    Warner-Lambert Co. ..................   5,000      375,000
                                                   ------------
DIVERSIFIED METALS -- 5.3%
    Freeport-McMoran Copper & Gold, Inc.
      Cl-A...............................  31,900      897,188
    Freeport-McMoran Copper & Gold, Inc.
      Cl-B...............................  10,000      298,750
    Nucor Corp. .........................  26,000    1,326,000
    Reynolds Metals Co. .................  21,800    1,228,975
    Steel Dynamics, Inc.*................  50,000      956,250
                                                   ------------
                                                     4,707,163
                                                   ------------
DIVERSIFIED RESOURCES -- 3.5%
    Burlington Northern Santa Fe
      Corp. .............................  12,200    1,053,775
    Canadian National Railway Co. .......  10,500      399,000
    Hanson Trust PLC [ADR]...............  60,000      405,000
    Western Water Co.*...................  28,000      406,000
    Zeigler Coal Holding Co. ............  39,600      846,450
                                                   ------------
                                                     3,110,225
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.2%
    General Electric Co. ................   2,000      197,750
                                                   ------------
ENERGY SERVICES -- 9.8%
    BJ Services Co.*.....................  13,000      663,000
    Camco International, Inc. ...........   4,800      221,400
    Carbo Ceramics, Inc. ................  43,750      918,750
    Coflexip SA [ADR]*...................  47,600    1,249,500
    Cooper Cameron Corp.*................  12,900      986,850
    Halliburton Co. .....................  16,800    1,012,200
    McDermott International, Inc. .......  54,000      897,750
    Petrolite Corp. .....................  19,900      955,200
    Weatherford Enterra, Inc.*...........  22,800      684,000
    Western Atlas, Inc.*.................  14,850    1,052,494
                                                   ------------
                                                     8,641,144
                                                   ------------

                                          SHARES      VALUE
                                          -------  -----------
INTEGRATED PETROLEUM -- 21.5%
    Amerada Hess Corp. ..................  20,000  $ 1,157,500
    Atlantic Richfield Co. ..............   4,500      596,250
    British Petroleum Co. PLC [ADR]......  10,000    1,413,750
    Ente Nazionale Idrocarbure SPA
      [ADR]..............................  13,000      671,125
    Mobil Corp. .........................  24,600    3,007,350
    Phillips Petroleum Co. ..............  25,000    1,106,250
    Repsol SA [ADR]......................  63,600    2,424,750
    Royal Dutch Petroleum Co. [ADR]......   5,500      939,125
    Sun Co., Inc. .......................  35,700      870,187
    Texaco, Inc. ........................  26,000    2,551,250
    Total SA [ADR].......................  45,000    1,811,250
    Ultramar Diamond Shamrock Corp. .....  10,800      341,550
    USX Marathon Group...................  90,500    2,160,687
                                                   ------------
                                                    19,051,024
                                                   ------------
MISCELLANEOUS ENERGY -- 2.3%
    TPC Corp.*...........................  54,400      489,600
    Uranium Resources, Inc.*............. 101,000      795,375
    USX-Delhi Group......................  46,000      730,250
                                                   ------------
                                                     2,015,225
                                                   ------------
PAPER & FOREST PRODUCTS -- 8.8%
    Georgia Pacific Corp. ...............  24,300    1,749,600
    International Paper Co. .............  26,200    1,057,825
    James River Corp. of Virginia........  34,300    1,136,187
    Jefferson Smurfit Corp.*............. 104,600    1,680,137
    Kimberly-Clark Corp. ................  11,600    1,104,900
    Willamette Industries, Inc. .........  15,000    1,044,375
                                                   ------------
                                                     7,773,024
                                                   ------------
PETROLEUM EXPLORATION &
  PRODUCTION -- 11.5%
    Alberta Energy Co. Ltd. .............  41,400      993,600
    Barrett Resources Corp.*.............  13,100      558,388
    Enserch Exploration, Inc.*...........  77,000      904,750
    Flores & Rucks, Inc.*................  12,500      665,625
    Houston Exploration Co.*.............  50,500      883,750
    HS Resources, Inc.*..................  43,300      714,450
    Louisiana Land & Exploration Co. ....  10,000      536,250
    Monterey Resources, Inc.*............  26,200      422,475
    Noble Affiliates, Inc. ..............   9,900      473,963
    Rutherford-Moran Oil Corp.*..........  35,300      988,400
    Triton Energy Ltd.*..................   8,300      402,550
    Union Texas Petroleum Holdings,
      Inc. ..............................  78,700    1,760,913
    United Meridian Corp.*...............  17,800      921,150
                                                   ------------
                                                    10,226,264
                                                   ------------

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES      VALUE
                                          -------  -----------
PRECIOUS METALS -- 10.0%
    Battle Mountain Gold Co. ............ 181,000  $ 1,244,375
    Cambior, Inc. .......................  64,400      941,850
    Dayton Mining Corp.*.................  60,000      401,250
    Durban Roodepoort Deep Ltd. [ADR]*...  53,640      395,595
    Golden Star Resources Ltd.*..........  31,000      403,000
    Newmont Mining Corp. ................  32,100    1,436,475
    Pegasus Gold, Inc.*..................  49,100      371,319
    Placer Dome, Inc. ...................  56,300    1,224,525
    Santa Fe Pacific Gold Corp. .........  83,800    1,288,425
    TVX Gold, Inc.*...................... 150,900    1,169,475
                                                   ------------
                                                     8,876,289
                                                   ------------
REAL ESTATE -- 4.1%
    Apartment Investment & Management Co.
      C1-A [REIT]........................  23,700      669,525
    Beacon Properties Corp. .............  30,800    1,128,050
    Homestead Village, Inc.*.............   3,770       67,860
    Homestead Village, Inc. Warrants*....   2,529       20,548
    Red Roof Inns, Inc.*.................  40,000      620,000
    Security Capital Pacific Trust
      [REIT].............................  30,000      686,250
    The Rouse Co. .......................  13,200      419,100
                                                   ------------
                                                     3,611,333
                                                   ------------
SCIENCE & TECHNOLOGY -- 1.5%
    Silicon Graphics, Inc.*..............  40,000    1,020,000
    Vodafone Group PLC [ADR].............   7,800      322,725
                                                   ------------
                                                     1,342,725
                                                   ------------
TOTAL COMMON STOCK
  (COST $66,445,523).....................           74,674,966
                                                   ------------
PREFERRED STOCK -- 0.3%
OIL & GAS
    Cross Timbers Oil Co. $1.5625 Cl-A
      [CVT] (COST $225,345)..............   9,890      299,172
                                                   ------------
FOREIGN STOCK -- 7.6%
DIVERSIFIED METALS -- 1.1%
    Bougainville Copper Ltd. -- (AUD)*... 382,470      139,954
    Lonrho PLC -- (GBP).................. 382,600      815,897
                                                   ------------
                                                       955,851
                                                   ------------
PETROLEUM EXPLORATION &
  PRODUCTION -- 0.9%
    Anderson Exploration
      Ltd. -- (CAD)*.....................  25,000      323,158
    Morrison Petroleum Ltd. -- (CAD).....  76,000      457,898
                                                   ------------
                                                       781,056
                                                   ------------
                                          SHARES      VALUE
                                          -------  -----------
PRECIOUS METALS -- 5.2%
    Banro Resources Corp. Special
      Warrants -- (CAD) 144A*............  83,300  $   194,669
    Barnato Exploration Ltd. -- (ZAR)*...  18,200       72,357
    Delta Gold NL -- (AUD)*.............. 262,821      493,403
    Highlands Gold Ltd. -- (AUD)......... 430,600      253,475
    Potgietersrust Platinums
      Ltd. -- (ZAR)...................... 124,730      613,186
    Prime Resources Group,
      Inc. -- (CAD)...................... 163,300    1,156,803
    Rustenburg Platinum Holdings Ltd. --
      (ZAR)..............................  80,000    1,094,368
    Samax -- (CAD) 144A*................. 150,000      575,111
    War Eagle Mining Co.,
      Inc. -- (CAD)*..................... 118,000      155,116
    War Eagle Mining Co., Inc.
      Warrants -- (CAD)*.................  59,000            0
                                                   ------------
                                                     4,608,488
                                                   ------------
REAL ESTATE -- 0.4%
    Security Capital U.S. Realty -- (NLG)
      144A*..............................  30,000      384,000
                                                   ------------
TOTAL FOREIGN STOCK
  (COST $7,296,839)......................            6,729,395
                                                   ------------
SHORT TERM INVESTMENTS -- 0.9%
    Temporary Investment Cash Fund
    (COST $773,987)...................... 773,987      773,987
                                                   ------------

                                            PAR
                                 MATURITY  (000)
                                 --------- ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.8%
    Federal Home Loan Mtge.
      Corp. Disc. Notes
      5.40% (COST $4,212,865)... 01/17/97  $4,223    4,212,865
                                                   -----------
COMMERCIAL PAPER -- 10.8%
    BMW U.S. Capital Corp.
      6.70%..................... 01/02/97   1,000      999,814
    Ciesco, L.P. 5.90%.......... 01/07/97   5,705    5,699,390
      5.80%..................... 01/16/97     376      375,091
    Dover Corp.+ 5.45%.......... 02/07/97   2,500    2,485,997
TOTAL COMMERCIAL PAPER (COST
  $9,560,292).............................           9,560,292
                                                   -----------
TOTAL INVESTMENTS -- 108.7%
  (COST $88,514,851)......................          96,250,677
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (8.7%)........................          (7,716,666)
                                                   -----------
NET ASSETS -- 100.0%......................         $88,534,011
                                                   ===========

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1996:

                  PRINCIPAL
                   AMOUNT        CONTRACTED                      UNREALIZED
                   COVERED        EXCHANGE      EXPIRATION      APPRECIATION
TYPE             BY CONTRACT        RATE          MONTH        (DEPRECIATION)
-------------------------------------------------------------------------------
Buy      AUD      $  57,964        1.2594          01/97           $  106
Buy      GBP        211,904        0.5905          01/97            2,380
                                                                ---------
                                                                   $2,486
                                                                =========
Sell     AUD      $ 256,649        1.2594          01/97           $ (469)
                                                                =========

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.3% of net assets.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 2.8% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 68.1%
FEDERAL HOME LOAN MORTGAGE CORP. -- 4.7%
      5.00%................... 02/15/11  $ 9,925  $  9,866,208
                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 45.9%
      4.90%................... 12/25/12    9,825     9,742,158
      6.25% [VR].............. 03/01/17    2,455     2,448,545
      7.50%................... 01/25/22    4,000     4,049,992
      7.50%................... 10/01/22   25,716    25,715,712
      8.00%................... 11/25/23    4,823     4,961,153
      7.50%................... 05/01/24   44,763    44,804,512
      7.409% [VR]............. 01/01/25      681       695,271
      6.557% [VR]............. 05/01/25    1,662     1,673,137
      6.089% [VR]............. 12/01/27      230       229,394
      6.091% [VR]............. 12/01/27       99        98,178
      6.089% [VR]............. 07/01/28    1,379     1,372,548
                                                  -------------
                                                    95,790,600
                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 17.5%
      7.125% [VR]............. 07/20/17      338       346,097
      7.125% [VR]............. 08/20/17      425       435,677
      7.125% [VR]............. 09/20/17      362       371,412
      7.00%................... 01/15/24       43        41,891
      7.00%................... 02/15/24       58        56,763
      7.00%................... 04/15/24      361       352,934
      7.125% [VR]............. 05/20/24    3,670     3,754,596
      7.00%................... 06/15/24       59        57,246
      7.125% [TBA]............ 07/20/24      444       455,114
      7.00%................... 07/15/25      436       427,077
      7.00%................... 08/15/25    1,889     1,848,613
      7.00% [TBA]............. 01/21/27    2,000     1,956,260
      6.00% [TBA]............. 01/23/27   26,500    26,508,281
                                                  -------------
                                                    36,611,961
                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $143,896,978)...................           142,268,769
                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.5%
    Merrill Lynch Mtge.
      Investors, Inc. Cl-B
      7.6077% [VR]............ 06/15/21    1,340     1,353,532
    Resolution Trust Corp.
      7.2825% [VR]............ 07/25/28   10,000    10,150,434
                                                  -------------
    (COST $11,519,512)..................            11,503,966
                                                  -------------
CORPORATE OBLIGATIONS -- 4.6%
CONSUMER PRODUCTS & SERVICES -- 3.4%
    First Brands Corp. Sr.
      Sub. Notes
      9.125%.................. 04/01/99    7,000     7,096,250
                                                  -------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------  ------------
UTILITIES -- 1.2%
    CMS Energy Corp. First Mtge.
      9.50%................... 10/01/97    1,000     1,027,500
    Texas Utilities Co. First Mtge.
      5.89% [VR].............. 05/01/99    1,500     1,504,540
                                                  -------------
                                                     2,532,040
                                                  -------------
TOTAL CORPORATE OBLIGATIONS
  (COST $9,556,600).....................             9,628,290
                                                  -------------
U.S. TREASURY OBLIGATIONS -- 0.1%
    U.S. Treasury Bills
      4.95% #................. 01/30/97  $    50  $     49,795
      5.00% #................. 03/06/97       30        29,731
      5.01% #................. 03/06/97       30        29,731
      4.90% #................. 03/13/97       10         9,900
                                                  -------------
    (COST $119,170).....................               119,157
                                                  -------------
SOVEREIGN ISSUES -- 2.0%
ARGENTINA
    Republic of Argentina
      [FRB, BRB]
      6.625%
    (COST $3,812,871)......... 03/31/05    4,900     4,269,125
                                                  -------------
                                          PRINCIPAL
                                          IN LOCAL
                                          CURRENCY
                                            (000)
                                           -------
FOREIGN BONDS -- 7.1%
CANADA -- 3.7%
    Canadian Government
      8.00%................... 11/01/98   10,000     7,781,348
                                                  -------------
NEW ZEALAND -- 3.4%
    New Zealand Government
      10.00%.................. 03/15/02    8,900     7,068,085
                                                  -------------
TOTAL FOREIGN BONDS
  (COST $14,983,669)....................            14,849,433
                                                  -------------
                                           PAR
                                          (000)
                                         -------
COMMERCIAL PAPER -- 25.4%
    AT&T Corp.
      5.40%................... 01/30/97  $ 4,000     3,982,600
    Canadian Treasury Bill
      5.35%................... 01/13/97    1,400     1,397,503
    Dow Jones & Co.+
      5.35%................... 01/24/97    1,000       996,582
    Electricite de France
      5.35%................... 01/02/97   10,000     9,998,514
    Ford Motor Credit Co.
      6.09%................... 01/09/97      600       599,188

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------  ------------
    General Electric Capital
      Corp.
      5.31%................... 01/07/97  $ 1,100  $  1,099,027
      5.42%................... 01/16/97    2,000     1,995,483
      5.40%................... 01/21/97      900       897,300
    General Motors Acceptance
      Corp.
      5.53%................... 01/29/97      900       896,129
    Kellogg Co.
      5.35%................... 01/30/97    1,000       995,690
    KFW International
      Financial Corp.
      5.37%................... 01/09/97      600       599,284
      5.35%................... 01/13/97      300       299,465
      5.40%................... 02/19/97    1,600     1,588,044
    Kingdom of Sweden
      5.33%................... 01/21/97    1,500     1,495,558
    Lilly, (Eli) & Co.
      5.33%................... 01/06/97    5,800     5,794,872
    Motorola, Inc.
      5.33%................... 01/16/97    2,000     1,995,558
    New Center Asset Trust
      5.40%................... 01/15/97    8,500     8,482,150
    Province of Alberta
      5.35%................... 01/14/97   10,000     9,980,681
                                                  -------------
TOTAL COMMERCIAL PAPER
  (COST $53,094,659)....................            53,093,628
                                                  -------------

                                        SHARES
                                       --------
SHORT TERM INVESTMENTS -- 0.3%
    Temporary Investment Cash Fund....  323,161       323,161
    Temporary Investment Fund.........  323,161       323,161
                                                  ------------
    (COST $646,322)...................                646,322
                                                  ------------
TOTAL INVESTMENTS -- 113.1%
  (COST $237,629,781).................            236,378,690
                                                  ------------

                                      NOTIONAL
                                       AMOUNT
                                       (000)        VALUE
                                      --------   ------------
WRITTEN OPTIONS -- 0.0%
    Written CME Put Option on
      Eurodollar Futures, Strike
      Price $93.00, Expire
      03/17/97....................... $ 43,000   $     (1,075)
    Written CME Put Option on
      Eurodollar Futures, Strike
      Price $93.50, Expire
      06/16/97.......................  100,000         (7,500)
                                                 ------------
TOTAL WRITTEN OPTIONS
  (COST ($43,935))...................                  (8,575)
                                                 ------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (13.1%)............             (27,357,107)
                                                 ------------
NET ASSETS -- 100.0%.................            $209,013,008
                                                 ============

Foreign currency exchange contracts outstanding at December 31, 1996:

                  PRINCIPAL
                   AMOUNT        CONTRACTED                        UNREALIZED
                   COVERED        EXCHANGE       EXPIRATION       APPRECIATION
TYPE             BY CONTRACT        RATE            MONTH        (DEPRECIATION)
--------------------------------------------------------------------------------
Sell     CAD     $8,102,930         1.3310          02/97           $ 199,515
Sell     NZD      7,002,800         1.4286          02/97             (48,319)
                                                                    ---------
                                                                    $ 151,196
                                                                    =========

# Securities with an aggregate market value of $119,157 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1996:

                                       NOTIONAL      UNREALIZED
                          EXPIRATION    AMOUNT      APPRECIATION
       DESCRIPTION           MONTH      (000)      (DEPRECIATION)
-----------------------------------------------------------------
U.S. Treasury 10 Year
  Note                       03/97     $ 2,000        $(35,624)
Eurodollar                   06/97      25,000          77,500
                                                   --------------
                                                      $ 41,876
                                                   =============

--------------------------------------------------------------------------------
+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 0.5% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                        ---------  -----------
COMMON STOCK -- 91.6%
AEROSPACE -- 4.5%
    BE Aerospace, Inc. ................     3,000  $    81,375
    Boeing Co. ........................     9,700    1,031,838
    Precision Castparts Corp. .........     8,200      406,925
    United Technologies Corp. .........    10,600      699,600
                                                   ------------
                                                     2,219,738
                                                   ------------
AIRLINES -- 2.9%
    AMR Corp.* ........................     3,500      308,438
    Continental Airlines, Inc.
      Cl-B* ...........................     7,500      211,875
    Delta Air Lines, Inc. .............     5,500      389,813
    UAL Corp.* ........................     7,700      481,250
                                                   ------------
                                                     1,391,376
                                                   ------------
BROADCASTING -- 0.0%
    Univision Communications, Inc.
      Cl-A* ...........................       500       18,500
                                                   ------------
CLOTHING & APPAREL -- 2.3%
    Nike, Inc. Cl-B ...................    18,800    1,123,300
                                                   ------------
COMPUTER HARDWARE -- 17.2%
    Cabletron Systems, Inc.* ..........    34,328    1,141,406
    Compaq Computer Corp.* ............    30,828    2,288,979
    Dell Computer Corp.* ..............    38,200    2,029,375
    Seagate Technology, Inc.* .........    36,300    1,433,850
    3Com Corp.* .......................    20,258    1,486,431
                                                   ------------
                                                     8,380,041
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 16.5%
    BMC Software, Inc.* ...............     6,600      273,075
    Cadence Design Systems, Inc.* .....    45,900    1,824,525
    Cisco Systems, Inc.* ..............    10,975      698,284
    Computer Sciences Corp.* ..........    13,100    1,075,838
    Electronic Arts, Inc.* ............    10,000      299,375
    HBO & Co. .........................    13,000      771,875
    Informix Corp.* ...................     7,200      146,700
    Intelligroup, Inc.* ...............       500        5,500
    Microsoft Corp.* ..................    14,800    1,222,850
    Parametric Technology Corp.* ......    33,300    1,710,788
                                                   ------------
                                                     8,028,810
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    Central Garden & Pet Co.* .........     6,100      128,481
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.0%
    SCI Systems, Inc.* ................    11,400      508,725
                                                   ------------
FINANCIAL-BANK & TRUST -- 6.3%
    Chase Manhattan Corp. .............     8,200      731,850
    Citicorp ..........................     7,300      751,900
    Comerica, Inc. ....................     6,700      350,912
    MBNA Corp. ........................    10,200      423,300
    Mellon Bank Corp. .................     8,500      603,500
    Northern Trust Corp. ..............     5,400      195,750
                                                   ------------
                                                     3,057,212
                                                   ------------

                                         SHARES       VALUE
                                        ---------  -----------
FINANCIAL SERVICES -- 10.0%
    Aames Financial Corp. .............    10,200  $   365,925
    Capital One Financial Corp. .......     2,000       72,000
    Charles Schwab Corp. ..............    18,730      599,360
    First USA, Inc. ...................    24,000      831,000
    Green Tree Financial Corp. ........     9,200      355,350
    Household International, Inc. .....     7,800      719,550
    Merrill Lynch & Co., Inc. .........    19,838    1,616,797
    The Money Store, Inc. .............    10,800      298,350
                                                   ------------
                                                     4,858,332
                                                   ------------
HEALTHCARE SERVICES -- 6.3%
    Columbia-HCA Healthcare Corp. .....    18,100      737,575
    Oxford Health Plans, Inc.* ........    24,900    1,458,206
    United Healthcare Corp. ...........    20,000      900,000
                                                   ------------
                                                     3,095,781
                                                   ------------
INSURANCE -- 1.1%
    Conseco, Inc. .....................     8,500      541,875
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    Guidant Corp. .....................     1,800      102,600
    Medtronic, Inc. ...................    11,600      788,800
                                                   ------------
                                                       891,400
                                                   ------------
PHARMACEUTICALS -- 5.4%
    Amgen, Inc.* ......................    14,200      772,125
    Biochem Pharma, Inc.* .............    13,400      673,350
    Biogen, Inc.* .....................    19,500      755,625
    Cardinal Health, Inc. .............     7,050      410,662
                                                   ------------
                                                     2,611,762
                                                   ------------
RETAIL & MERCHANDISING -- 10.2%
    Abercrombie & Fitch Co. Cl-A* .....     5,800       95,700
    CompUSA, Inc.* ....................    61,452    1,267,447
    Meyer, (Fred), Inc.* ..............     7,500      266,250
    Ross Stores, Inc. .................    12,100      605,000
    Safeway, Inc.* ....................    14,300      611,325
    Starbucks Corp.* ..................    14,800      423,650
    TJX Companies, Inc. ...............    11,700      554,287
    Walgreen Co. ......................    12,500      500,000
    Williams-Sonoma, Inc.* ............    17,500      636,563
                                                   ------------
                                                     4,960,222
                                                   ------------
SEMI-CONDUCTORS -- 5.6%
    Intel Corp. .......................    15,500    2,029,531
    Micron Technology, Inc. ...........    24,900      725,212
                                                   ------------
                                                     2,754,743
                                                   ------------
TELECOMMUNICATIONS -- 0.2%
    LCI International, Inc.* ..........     4,800      103,200
                                                   ------------
TOTAL COMMON STOCK
  (COST $41,858,965) ..................             44,673,498
                                                   ------------

ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                        ---------  -----------
SHORT TERM INVESTMENTS -- 7.5%
    Temporary Investment Cash Fund .... 1,841,169  $ 1,841,169
    Temporary Investment Fund ......... 1,841,168    1,841,168
                                                   ------------
      (COST $3,682,337) ...............              3,682,337
                                                   ------------
TOTAL INVESTMENTS -- 99.1%
  (COST $45,541,302)...................             48,355,835
OTHER ASSETS LESS
  LIABILITIES -- 0.9%..................                434,061
                                                   ------------
NET ASSETS -- 100.0%...................            $48,789,896
                                                   ============

--------------------------------------------------------------------------------

* Non-income producing securities.

See Notes to Financial Statements.

DEFINITION OF ABBREVIATIONS
--------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
-----------------------
ADR-American Depository Receipt
ADS-American Depository Shares
BRB-Brady Bond
CVT-Convertible Security
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depository Receipt
GDS-Global Depository Shares
IO-Interest Only Security
PIK-Payment in Kind
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Security (2)
TBA-To be Announced Security
VR-Variable Rate Security (1)
WI-When Issued Security (2)
ZCB-Zero Coupon Security (2)
(1)- Rates shown for variable and floating rate securities are the coupon rates as of December 31, 1996.
(2)- Rates shown are the effective yields at purchase date.

COUNTRIES/CURRENCIES:
-----------------------
ATS-Austria/Austrian Schilling
AUD-Australia/Australian Dollar
BEF-Belgium/Belgium Franc
CAD-Canada/Canadian Dollar
CHF-Switzerland/Swiss Franc
DEM-Germany/German Deutschemark
DKK-Denmark/Danish Krone
ECU-Europe/European Currency Unit
ESP-Spain/Spanish Peseta
FIM-Finland/Finnish Markka
FRF-France/French Franc
GBP-United Kingdom/British Pound
HKD-Hong Kong/Hong Kong Dollar
IEP-Ireland/Irish Punt
ITL-Italy/Italian Lira
JPY-Japan/Japanese Yen
MXP-Mexico/Mexican Peso
MYR-Malaysia/Malaysian Ringgit
NLG-Netherlands/Netherland Guilder
NOK-Norway/Norwegian Kroner
NZD-New Zealand/New Zealand Dollar
PTE-Portugal/Portuguese Escudo
SEK-Sweden/Swedish Kroner
SGD-Singapore/Singapore Dollar
ZAR-South Africa/South African Rand

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

AMERICAN SKANDIA TRUST

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                        ---------------------------------------------------------------------------------------------------------
                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        T. ROWE
                         AST PUTNAM      LORD ABBETT                  AST       FEDERATED      AST                       PRICE
                        INTERNATIONAL    GROWTH AND      JANCAP      MONEY       UTILITY      PUTNAM     FEDERATED       ASSET
                           EQUITY          INCOME        GROWTH      MARKET      INCOME      BALANCED    HIGH YIELD    ALLOCATION
                        -------------    -----------    --------    --------    ---------    --------    ----------    ----------
ASSETS
   Investments in
     securities at
     value (A).......      $345,881       $ 528,558     $872,986    $548,206    $122,651    $296,051      $201,638      $119,657
   Cash in bank,
     including
     foreign currency
     holdings........           283              18           --           4          --         451            --            94
   Receivable for:
     Securities
       sold..........           378              --           --          --         450       5,749            --            --
     Dividends and
       interest......           924           1,325          397       3,637         383       1,719         3,800           890
     Fund shares
       sold..........            --          15,791       19,521          --          --          78           803           105
   Other assets......            38               8           15           9           2           5             3             2
   Unrealized
     appreciation on
     foreign currency
     exchange
     contracts.......         1,004              --          248          --          --         144            --            --
                           --------       ---------     --------    --------    --------    --------      --------      --------
       TOTAL
         ASSETS......       348,508         545,700      893,167     551,856     123,486     304,197       206,244       120,748
                           --------       ---------     --------    --------    --------    --------      --------      --------
LIABILITIES
   Cash overdraft....            --              --          255          --          --          --            --            --
   Written options
     outstanding, at
     value...........            --              --           --          --          --          --            --            --
   Sale commitments,
     at value........            --              --           --          --          --       2,418            --            --
   Payable for:
     Securities
       purchased.....         1,045          14,873           --          --          --      14,955           851           506
     Fund shares
       redeemed......           266              --           --          --         269          --            --            --
     Futures
       variation
       margin........            --              --           --          --          --          --            --            --
     Advisory fees...           169             194          387          70          34         104            54            34
     Shareholder
       servicing
       fees..........            28              43           74          45          10          24            17            10
     Accrued
       expenses......            64              93          127          95          35          66            60            49
     Accrued
       dividends.....            --              --           --       2,176          --          --            --            --
   Unrealized
     depreciation on
     foreign currency
     exchange
     contracts.......           725              --           --          --          --         151            --            --
                           --------       ---------     --------    --------    --------    --------      --------      --------
       TOTAL
       LIABILITIES...         2,297          15,203          843       2,386         348      17,718           982           599
                           --------       ---------     --------    --------    --------    --------      --------      --------
NET ASSETS...........      $346,211       $ 530,497     $892,324    $549,470    $123,138    $286,479      $205,262      $120,149
                           ========       =========     ========    ========    ========    ========      ========      ========
COMPONENTS OF NET
 ASSETS
Common stock
 (unlimited number of
 shares authorized,
 $.001 par value per
 share)..............      $     18       $      31     $     47    $    549    $     10     $    22      $     17      $      9
Additional paid-in
 capital.............       299,358         439,062      667,184     548,841     102,352     241,860       184,462       103,476
Undistributed net
 investment income...         2,686           7,379        1,593          --       3,613       7,010        10,610         2,578
Accumulated net
 realized gain (loss)
 on investments and
 foreign currency
 transactions........        19,995          13,059       42,753          80       5,063      29,891         1,264         2,380
Accumulated net
 unrealized
 appreciation
 (depreciation) on
 investments, foreign
 currency
 transactions, and
 forward currency
 contracts...........        24,154          70,966      180,747          --      12,100       7,696         8,909        11,706
                           --------       ---------     --------    --------    --------    --------      --------      --------
NET ASSETS...........      $346,211       $ 530,497     $892,324    $549,470    $123,138    $286,479      $205,262      $120,149
                           ========       =========     ========    ========    ========    ========      ========      ========
Shares of common
 stock outstanding...        18,010          30,896       47,495     549,390       9,596      21,722        16,918         9,051
Net asset value,
 offering and
 redemption price per
 share...............      $  19.22       $   17.17     $  18.79    $   1.00    $  12.83    $  13.19      $  12.13      $  13.27
                           ========       =========     ========    ========    ========    ========      ========      ========
(A) Investments at
 cost................      $322,003       $ 457,592     $692,485    $548,206    $110,555    $288,351      $192,728      $107,949
                           ========       =========     ========    ========    ========    ========      ========      ========
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

    ------------------------------------------------------------------------------------------------------------------------------
                                                               PORTFOLIO
    ------------------------------------------------------------------------------------------------------------------------------
     PIMCO                                        T. ROWE           T. ROWE                                    T. ROWE     PIMCO
     TOTAL       INVESCO        FOUNDERS           PRICE             PRICE          BERGER                      PRICE     LIMITED
     RETURN       EQUITY        CAPITAL        INTERNATIONAL     INTERNATIONAL     CAPITAL      FOUNDERS       NATURAL    MATURITY
      BOND        INCOME      APPRECIATION        EQUITY             BOND           GROWTH      PASSPORT      RESOURCES     BOND
    --------     --------     ------------     -------------     -------------     --------     ---------     ---------   --------
    $431,364    $336,684        $228,354          $384,134          $ 88,756       $136,075     $116,925       $96,251    $236,379
          --          --              --            19,733            19,561             --        2,329           584          --
       3,846         159             441               348                --             --           57           263          --
       4,486       1,343              28               612             2,222            122          184            49       1,308
         475      14,890              26               999                27            288          288           383          --
          18           6               3                 7                 2              2            2             1           4
         419          --              --                 3                 1             --            4             2         151
    --------    --------        --------          --------          --------       --------     --------       -------    --------
     440,608     353,082         228,852           405,836           110,569        136,487      119,789        97,533     237,842
    --------    --------        --------          --------          --------       --------     --------       -------    --------
          --          --              --                --                --             --           --            --          --
          62          --              --                --                --             --           --            --           9
          --          --              --                --                --             --           --            --          --
      79,238       4,194           7,632             2,969            11,591            144        2,022         8,931      28,585
          --          --             977                --                --             --           --            --          82
         919          --              --                --                --             --           --            --          28
          87         112             106               171                34             51           57            35          52
          31          29              17                33                 8             11           10             7          18
          73          67              52                99                70             34           57            26          55
          --          --              --                --                --             --           --            --          --
         188          --              --                 5               631             --           --            --          --
    --------    --------        --------          --------          --------       --------     --------       -------    --------
      80,598       4,402           8,784             3,277            12,334            240        2,146         8,999      28,829
    --------    --------        --------          --------          --------       --------     --------       -------    --------
    $360,010    $348,680        $220,068          $402,559          $ 98,235       $136,247     $117,643       $88,534    $209,013
    ========    ========        ========          ========          ========       ========     ========       =======    ========

    $     32    $     25        $     13          $     33          $      9       $      9     $     10       $     6    $     19
     344,223     289,356         183,200           352,380            92,256        119,436      111,455        78,336     200,615
      15,700       7,107              --             1,993             3,522            223          971           423      10,849
      (4,622)      9,984            (527)            1,612             1,133          1,283          (66)        2,034      (1,446)
       4,677      42,208          37,382            46,541             1,315         15,296        5,273         7,735      (1,024)
    --------    --------        --------          --------          --------       --------     --------       -------    --------
    $360,010    $348,680        $220,068          $402,559          $ 98,235       $136,247     $117,643       $88,534    $209,013
    ========    ========        ========          ========          ========       ========     ========       =======    ========
      32,405      24,923          13,102            33,340             9,015          9,469       10,113         6,117      19,333
    $  11.11    $  13.99        $  16.80          $  12.07          $  10.90       $  14.39     $  11.63       $ 14.47    $  10.81
    ========    ========        ========          ========          ========       ========     ========       =======    ========
    $427,007    $294,477        $190,972          $337,605          $ 86,870       $120,779     $111,652       $88,515    $237,630
    ========    ========        ========          ========          ========       ========     ========       =======    ========
----------------------------------------------------------------------------------------------------------------------------------

 -------------------
      PORTFOLIO
 -------------------

      ROBERTSON
      STEPHENS
       VALUE +
       GROWTH
      ---------
       $48,356
            --
            --
            23
           449
             1
            --
      --------
        48,829
      --------
            --
            --
            --
            --
            --
            23
             4
            12
            --
            --
      --------
            39
      --------
       $48,790
      ========

       $     4
        46,028
            --
           (57)
         2,815
      --------
       $48,790
      ========
         4,439
       $ 10.99
      ========
       $45,541
      ========
 -------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
(AMOUNTS IN THOUSANDS)

                                  -----------------------------------------------------------------------------------------------
                                                                             PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                   AST PUTNAM      LORD ABBETT                    AST       FEDERATED
                                  INTERNATIONAL    GROWTH AND      JANCAP        MONEY       UTILITY     AST PUTNAM    FEDERATED
                                     EQUITY          INCOME        GROWTH       MARKET       INCOME       BALANCED     HIGH YIELD
                                  -------------    -----------    ---------    ---------    ---------    ----------    ----------
INVESTMENT INCOME
   Interest....................      $   725         $ 1,910      $  2,355      $25,431      $   357       $ 7,396       $11,919
   Dividends...................        5,641           9,192         6,256           --        4,330         2,082            53
                                     -------         -------      --------      -------      -------       -------       -------
       Total Investment
         Income................        6,366          11,102         8,611       25,431        4,687         9,478        11,972
                                     -------         -------      --------      -------      -------       -------       -------
EXPENSES
   Investment advisory fees....        3,079           2,881         5,727        2,325          765         1,828           992
   Shareholder servicing
     fees......................          313             384           636          465          115           263           132
   Administration and
     accounting fees...........          268             306           403          340          115           238           132
   Custodian fees..............          210              85           140           97           54            85            41
   Professional fees...........           28              34            56           41           10            23            12
   Trustees' fees and
     expenses..................           11              13            22           16            4             8             5
   Insurance fees..............            3               7             8            2            1             4             2
   Miscellaneous expenses......           15              13            26           23           10            19            46
                                     -------         -------      --------      -------      -------       -------       -------
       Total Expenses..........        3,927           3,723         7,018        3,309        1,074         2,468         1,362
       Less: Advisory fee
         waivers and expense
         reimbursements........         (307)             --            --         (519)          --            --            --
                                     -------         -------      --------      -------      -------       -------       -------
       Net Expenses............        3,620           3,723         7,018        2,790        1,074         2,468         1,362
                                     -------         -------      --------      -------      -------       -------       -------
Net Investment Income (Loss)...        2,746           7,379         1,593       22,641        3,613         7,010        10,610
                                     -------         -------      --------      -------      -------       -------       -------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
       Securities and foreign
         exchange
         transactions..........       20,748          13,085        42,941           80        7,915        29,898         1,294
       Futures contracts.......           --              --            --           --           --            --            --
       Written option
         contracts.............           --              --            --           --           --            --            --
                                     -------         -------      --------      -------      -------       -------       -------
   Net realized gain (loss)....       20,748          13,085        42,941           80        7,915        29,898         1,294
                                     -------         -------      --------      -------      -------       -------       -------
   Net change in unrealized
     appreciation
     (depreciation) on:
       Securities and foreign
         exchange
         transactions..........        4,755          46,955       108,269           --          978        (8,583)        6,820
       Futures contracts.......           --              --            --           --           --            --            --
       Written option
         contracts.............           --              --            --           --           --            --            --
       Interest rate swaps.....           --              --            --           --           --            --            --
                                     -------         -------      --------      -------      -------       -------       -------
   Net change in unrealized
     appreciation
     (depreciation)............        4,755          46,955       108,269           --          978        (8,583)        6,820
                                     -------         -------      --------      -------      -------       -------       -------
   Net Increase in Net Assets
     Resulting from
     Operations................      $28,249         $67,419      $152,803      $22,721      $12,506       $28,325       $18,724
                                     =======         =======      ========      =======      =======       =======       =======
---------------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on May 2, 1996.

See Notes to Financial Statements.

 ---------------------------------------------------------------------------------------------------------------------------
                                                          PORTFOLIO
 ---------------------------------------------------------------------------------------------------------------------------
                      PIMCO
      T. ROWE         TOTAL       INVESCO       FOUNDERS       T. ROWE PRICE     T. ROWE PRICE      BERGER
    PRICE ASSET      RETURN       EQUITY        CAPITAL        INTERNATIONAL     INTERNATIONAL     CAPITAL        FOUNDERS
    ALLOCATION        BOND        INCOME      APPRECIATION        EQUITY             BOND           GROWTH        PASSPORT
    -----------     ---------     -------     ------------     -------------     -------------     --------     -----------
      $ 2,578        $18,300     $ 5,465         $   857          $ 1,010            $4,371        $   756          $  539
        1,035             --       4,109             215            5,459                --            385           1,492
      -------        -------     -------         -------          -------            ------        -------          ------
        3,613         18,300       9,574           1,072            6,469             4,371          1,141           2,031
      -------        -------     -------         -------          -------            ------        -------          ------
          728          1,896       1,884           1,240            3,011               596            684             778
           86            292         251             138              301                70             91              78
           89            255         230             138              261                97             96              90
           55            102          51              55              250                64             27              75
            7             25          22              12               26                 6              8               7
            3             10           9               5               10                 3              3               3
            1              5           3               2                4                 1              2               1
           57             14          17               9               65                14              7              25
      -------        -------     -------         -------          -------            ------        -------          ------
        1,026          2,599       2,467           1,599            3,928               851            918           1,057
           --             --          --              --               --                --             --              --
      -------        -------     -------         -------          -------            ------        -------          ------
        1,026          2,599       2,467           1,599            3,928               851            918           1,057
      -------        -------     -------         -------          -------            ------        -------          ------
        2,587         15,701       7,107            (527)           2,541             3,520            223             974
      -------        -------     -------         -------          -------            ------        -------          ------
        2,313         (4,897)      9,984            (527)           2,395               904          1,487             (20)
           --          1,120          --              --               --                --             --              --
           --            (77)         --              --               --               188             --              --
      -------        -------     -------         -------          -------            ------        -------          ------
        2,313         (3,854)      9,984            (527)           2,395             1,092          1,487             (20)
      -------        -------     -------         -------          -------            ------        -------          ------
        6,558          1,893      24,709          24,027           34,967               504         10,400           5,257
           --         (1,275)         --              --               --                --             --              --
           --            578          --              --               --               (46)            --              --
           --             12          --              --               --                --             --              --
      -------        -------     -------         -------          -------            ------        -------          ------
        6,558          1,208      24,709          24,027           34,967               458         10,400           5,257
      -------        -------     -------         -------          -------            ------        -------          ------
      $11,458        $13,055     $41,800         $22,973          $39,903            $5,070        $12,110          $6,211
      =======        =======     =======         =======          =======            ======        =======          ======

   ---------------------------------------------
                     PORTFOLIO
   ---------------------------------------------
       T. ROWE          PIMCO        ROBERTSON
        PRICE          LIMITED       STEPHENS
       NATURAL        MATURITY        VALUE +
      RESOURCES         BOND         GROWTH(1)
      ----------     -----------     ---------
        $  285         $12,543         $   46
           647              --             44
        ------         -------         ------
           932          12,543             90
        ------         -------         ------
           352           1,240            118
            39             191             12
            72             189             14
            34              35              9
             3              16              1
             1               6             --
             1               5             --
             7              12              2
        ------         -------         ------
           509           1,694            156
            --              --             --
        ------         -------         ------
           509           1,694            156
        ------         -------         ------
           423          10,849            (66)
        ------         -------         ------
         2,036          (1,168)           (57)
            --            (153)            --
            --              --             --
        ------         -------         ------
         2,036          (1,321)           (57)
        ------         -------         ------
         7,352          (1,463)         2,814
            --             (84)            --
            --              35             --
            --              --             --
        ------         -------         ------
         7,352          (1,512)         2,814
        ------         -------         ------
        $9,811         $ 8,016         $2,691
        ======         =======         ======
   ---------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                               -----------------------------------------------------
                                                                                     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                     AST PUTNAM                    LORD ABBETT
                                                                INTERNATIONAL EQUITY            GROWTH AND INCOME
                                                               -----------------------       -----------------------
                                                                 1996           1995           1996           1995
                                                               --------       --------       --------       --------
FROM OPERATIONS
    Net investment income (loss)...........................    $  2,746       $  2,165       $  7,379       $  3,534
    Net realized gain (loss) on investments and foreign
      currency transactions................................      20,748          8,916         13,085          7,136
    Net change in unrealized appreciation (depreciation) on
      investments, foreign currency transactions, and
      forward currency contracts...........................       4,755         13,385         46,955         23,471
                                                               --------       --------       --------       --------
      Net Increase in Net Assets from Operations...........      28,249         24,466         67,419         34,141
                                                               --------       --------       --------       --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment income...      (5,032)            --         (3,534)        (1,700)
    Distributions to shareholders from capital gains.......      (5,923)       (12,667)        (7,139)        (1,699)
                                                               --------       --------       --------       --------
      Total Dividends and Distributions to Shareholders....     (10,955)       (12,667)       (10,673)        (3,399)
                                                               --------       --------       --------       --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold..............................     101,730        105,273        217,780        170,735
    Net asset value of shares issued in reinvestment of
      dividends and distributions..........................      10,955         12,667         10,673          3,399
    Cost of shares redeemed................................     (51,824)       (99,733)       (43,451)        (8,177)
                                                               --------       --------       --------       --------
      Increase in Net Assets from Capital Share
         Transactions......................................      60,861         18,207        185,002        165,957
                                                               --------       --------       --------       --------
         Total Increase in Net Assets......................      78,155         30,006        241,748        196,699
NET ASSETS
    Beginning of Period....................................     268,056        238,050        288,749         92,050
                                                               --------       --------       --------       --------
    End of Period..........................................    $346,211       $268,056       $530,497       $288,749
                                                               ========       ========       ========       ========
SHARES ISSUED AND REDEEMED
    Shares sold............................................       5,530          6,250         13,666         11,930
    Shares issued in reinvestment of dividends and
      distributions........................................         610            823            707            276
    Shares redeemed........................................      (2,856)        (5,865)        (2,755)          (600)
                                                               --------       --------       --------       --------
      Net Increase in Shares Outstanding...................       3,284          1,208         11,618         11,606
                                                               ========       ========       ========       ========
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------
                                               PORTFOLIO
-------------------------------------------------------------------------------------------------------
                                                          FEDERATED UTILITY
    JANCAP GROWTH              AST MONEY MARKET                INCOME              AST PUTNAM BALANCED
----------------------     ------------------------     ---------------------     ---------------------
  1996          1995          1996           1995         1996         1995         1996         1995
---------     --------     -----------     --------     --------     --------     --------     --------
$   1,593     $  1,686     $    22,641     $ 17,992     $  3,613     $  4,023     $  7,010     $  5,210
   42,941       38,435              80          156        7,915          358       29,898        9,100
  108,269       58,329              --           --          978       16,069       (8,583)      18,547
---------     --------     -----------     --------     --------     --------     --------     --------
  152,803       98,450          22,721       18,148       12,506       20,450       28,325       32,857
---------     --------     -----------     --------     --------     --------     --------     --------
     (753)      (1,363)        (22,641)     (17,992)      (4,103)      (3,376)      (5,212)      (3,867)
  (24,162)          --            (149)          --           --           --       (8,816)          --
---------     --------     -----------     --------     --------     --------     --------     --------
  (24,915)      (1,363)        (22,790)     (17,992)      (4,103)      (3,376)     (14,028)      (3,867)
---------     --------     -----------     --------     --------     --------     --------     --------
  517,512      135,311       1,478,919      674,956       59,384       43,009       27,031       92,940
   24,915        1,363          22,199       17,896        4,103        3,376       14,028        3,867
 (209,312)     (48,085)     (1,295,804)    (637,371)     (56,151)     (27,265)     (24,083)     (16,215)
---------     --------     -----------     --------     --------     --------     --------     --------
  333,115       88,589         205,314       55,481        7,336       19,120       16,976       80,592
---------     --------     -----------     --------     --------     --------     --------     --------
  461,003      185,676         205,245       55,637       15,739       36,194       31,273      109,582
  431,321      245,645         344,225      288,588      107,399       71,205      255,206      145,624
---------     --------     -----------     --------     --------     --------     --------     --------
$ 892,324     $431,321     $   549,470     $344,225     $123,138     $107,399     $286,479     $255,206
=========     ========     ===========     ========     ========     ========     ========     ========
   30,067        9,644       1,478,919      674,956        4,958        4,009        2,155        7,580
    1,569          119          22,199       17,896          351          344        1,158          367
  (12,155)      (3,650)     (1,295,804)    (637,371)      (4,710)      (2,569)      (1,954)      (1,473)
---------     --------     -----------     --------     --------     --------     --------     --------
   19,481        6,113         205,314       55,481          599        1,784        1,359        6,474
=========     ========     ===========     ========     ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                               -----------------------------------------------------
                                                                                     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                                                  T. ROWE PRICE
                                                                FEDERATED HIGH YIELD             ASSET ALLOCATION
                                                               -----------------------        ----------------------
                                                                 1996           1995            1996          1995
                                                               --------       --------        --------       -------
FROM OPERATIONS
    Net investment income (loss)...........................    $ 10,610       $  4,026        $  2,587       $ 1,306
    Net realized gain (loss) on investments and foreign
      currency transactions................................       1,294            124           2,313           483
    Net change in unrealized appreciation (depreciation) on
      investments, foreign currency transactions, and
      forward currency contracts...........................       6,820          3,479           6,558         5,440
                                                               --------       --------        --------       -------
      Net Increase in Net Assets from Operations...........      18,724          7,629          11,458         7,229
                                                               --------       --------        --------       -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment income...      (4,032)        (1,210)         (1,316)         (525)
    Distributions to shareholders from capital gains.......          --             --            (226)           --
                                                               --------       --------        --------       -------
      Total Dividends and Distributions to Shareholders....      (4,032)        (1,210)         (1,542)         (525)
                                                               --------       --------        --------       -------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold..............................     151,204         75,531          52,390        31,289
    Net asset value of shares issued in reinvestment of
      dividends and distributions..........................       4,032          1,210           1,542           525
    Cost of shares redeemed................................     (48,358)       (20,776)         (3,098)       (2,582)
                                                               --------       --------        --------       -------
      Increase in Net Assets from Capital Share
         Transactions......................................     106,878         55,965          50,834        29,232
                                                               --------       --------        --------       -------
         Total Increase in Net Assets......................     121,570         62,384          60,750        35,936
NET ASSETS
    Beginning of Period....................................      83,692         21,308          59,399        23,463
                                                               --------       --------        --------       -------
    End of Period..........................................    $205,262       $ 83,692        $120,149       $59,399
                                                               ========       ========        ========       =======
SHARES ISSUED AND REDEEMED
    Shares sold............................................      13,287          7,197           4,228         2,775
    Shares issued in reinvestment of dividends and
      distributions........................................         368            124             128            52
    Shares redeemed........................................      (4,248)        (2,008)           (249)         (244)
                                                               --------       --------        --------       -------
         Net Increase in Shares Outstanding................       9,407          5,313           4,107         2,583
                                                               ========       ========        ========       =======
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------
                                             PORTFOLIO
----------------------------------------------------------------------------------------------------
     PIMCO TOTAL                                       FOUNDERS CAPITAL            T. ROWE PRICE
     RETURN BOND          INVESCO EQUITY INCOME          APPRECIATION          INTERNATIONAL EQUITY
---------------------     ---------------------     ----------------------     ---------------------
  1996         1995         1996         1995         1996          1995         1996         1995
--------     --------     --------     --------     ---------     --------     --------     --------
$ 15,701     $  5,966     $  7,107     $  3,658     $    (527)    $   (151)    $  2,541     $  1,454
  (3,854)       6,557        9,984        5,268          (527)       2,836        2,395         (908)
   1,208        4,574       24,709       19,246        24,027       10,589       34,967       15,141
--------     --------     --------     --------     ---------     --------     --------     --------
  13,055       17,097       41,800       28,172        22,973       13,274       39,903       15,687
--------     --------     --------     --------     ---------     --------     --------     --------
  (6,111)      (1,271)      (3,685)      (1,056)           --         (280)      (1,759)        (121)
  (6,703)          --       (4,986)          --        (1,655)          --           --         (249)
--------     --------     --------     --------     ---------     --------     --------     --------
 (12,814)      (1,271)      (8,671)      (1,056)       (1,655)        (280)      (1,759)        (370)
--------     --------     --------     --------     ---------     --------     --------     --------
 196,298      199,583      184,426       93,257       237,559       62,848      222,719      101,284
  12,814        1,271        8,671        1,056         1,655          280        1,759          370
 (74,678)     (37,838)     (54,262)      (9,914)     (130,924)     (14,221)     (55,730)     (30,055)
--------     --------     --------     --------     ---------     --------     --------     --------
 134,434      163,016      138,835       84,399       108,290       48,907      168,748       71,599
--------     --------     --------     --------     ---------     --------     --------     --------
 134,675      178,842      171,964      111,515       129,608       61,901      206,892       86,916
 225,335       46,493      176,716       65,201        90,460       28,559      195,667      108,751
--------     --------     --------     --------     ---------     --------     --------     --------
$360,010     $225,335     $348,680     $176,716     $ 220,068     $ 90,460     $402,559     $195,667
========     ========     ========     ========     =========     ========     ========     ========
  18,267       18,460       14,201        8,188        15,149        4,764       19,721       10,012
   1,211          128          705          105           115           26          161           41
  (6,938)      (3,491)      (4,116)        (850)       (8,512)      (1,074)      (4,907)      (2,997)
--------     --------     --------     --------     ---------     --------     --------     --------
  12,540       15,097       10,790        7,443         6,752        3,716       14,975        7,056
========     ========     ========     ========     =========     ========     ========     ========
----------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                               -----------------------------------------------------
                                                                                     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                    T. ROWE PRICE
                                                                 INTERNATIONAL BOND           BERGER CAPITAL GROWTH
                                                               -----------------------        ----------------------
                                                                 1996           1995            1996          1995
                                                               --------       --------        --------       -------
FROM OPERATIONS
    Net investment income (loss)...........................    $  3,520       $  1,705        $    223       $   150
    Net realized gain (loss) on investments and foreign
      currency transactions................................       1,092             13           1,487          (195)
    Net change in unrealized appreciation (depreciation) on
      investments, foreign currency transactions, and
      forward currency contracts...........................         458          1,290          10,400         4,860
                                                               --------       --------        --------       -------
      Net Increase in Net Assets from Operations...........       5,070          3,008          12,110         4,815
                                                               --------       --------        --------       -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment income...        (697)          (263)           (150)           (3)
    Distributions to shareholders from capital gains.......        (884)            --              --            --
                                                               --------       --------        --------       -------
      Total Dividends and Distributions to Shareholders....      (1,581)          (263)           (150)           (3)
                                                               --------       --------        --------       -------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold..............................      60,046         30,340         147,599        42,283
    Net asset value of shares issued in reinvestment of
      dividends and distributions..........................       1,581            263             150             3
    Cost of shares redeemed................................     (12,483)        (2,964)        (69,441)       (4,149)
                                                               --------       --------        --------       -------
      Increase in Net Assets from Capital Share
         Transactions......................................      49,144         27,639          78,308        38,137
                                                               --------       --------        --------       -------
         Total Increase in Net Assets......................      52,633         30,384          90,268        42,949
NET ASSETS
    Beginning of Period....................................      45,602         15,218          45,979         3,030
                                                               --------       --------        --------       -------
    End of Period..........................................    $ 98,235       $ 45,602        $136,247       $45,979
                                                               ========       ========        ========       =======
SHARES ISSUED AND REDEEMED
    Shares sold............................................       5,742          2,996          10,695         3,773
    Shares issued in reinvestment of dividends and
      distributions........................................         156             27              12            --
    Shares redeemed........................................      (1,183)          (295)         (4,945)         (370)
                                                               --------       --------        --------       -------
         Net Increase in Shares Outstanding................       4,715          2,728           5,762         3,403
                                                               ========       ========        ========       =======
--------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on May 2, 1995.
(2) Commenced operations on May 2, 1996.

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------
                                        PORTFOLIO
-----------------------------------------------------------------------------------------
                                                                             ROBERTSON
                            T. ROWE PRICE            PIMCO LIMITED         STEPHENS VALUE
 FOUNDERS PASSPORT        NATURAL RESOURCES          MATURITY BOND            + GROWTH
--------------------     -------------------     ---------------------     --------------
  1996       1995(1)       1996       1995(1)      1996       1995(1)         1996(2)
--------     -------     --------     ------     --------     --------     --------------
$    974     $    72     $    423     $   30     $ 10,849     $    765         $   (66)
     (20)          8        2,036         31       (1,321)         174             (57)
   5,257          16        7,352        383       (1,512)         488           2,814
--------     -------     --------     ------     --------     --------         -------
   6,211          96        9,811        444        8,016        1,427           2,691
--------     -------     --------     ------     --------     --------         -------

    (129)         --          (29)        --         (761)          --              --
      --          --          (34)        --         (303)          --              --
--------     -------     --------     ------     --------     --------         -------
    (129)         --          (63)        --       (1,064)          --              --
--------     -------     --------     ------     --------     --------         -------

 103,946      29,685       87,969      9,686      104,208      166,622          52,408

     129          --           63         --        1,064           --              --
 (20,969)     (1,326)     (18,508)      (868)     (65,151)      (6,109)         (6,309)
--------     -------     --------     ------     --------     --------         -------
  83,106      28,359       69,524      8,818       40,121      160,513          46,099
--------     -------     --------     ------     --------     --------         -------
  89,188      28,455       79,272      9,262       47,073      161,940          48,790

  28,455          --        9,262         --      161,940           --              --
--------     -------     --------     ------     --------     --------         -------
$117,643     $28,455     $ 88,534     $9,262     $209,013     $161,940         $48,790
========     =======     ========     ======     ========     ========         =======

   9,188       2,884        6,706        918        9,943       16,062           5,032
      12          --            5         --          102           --              --
  (1,843)       (128)      (1,428)       (84)      (6,177)        (597)           (593)
--------     -------     --------     ------     --------     --------         -------
   7,357       2,756        5,283        834        3,868       15,465           4,439
========     =======     ========     ======     ========     ========         =======
-----------------------------------------------------------------------------------------

\
AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

----------------------------------------------------------------------------------------------------------------------------
                                             INCREASE (DECREASE) FROM
                                              INVESTMENT OPERATIONS
                                      --------------------------------------            LESS DISTRIBUTIONS
                          NET ASSET      NET                                   -------------------------------------   NET ASSET
                            VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET                     VALUE
                 YEAR     BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END
  PORTFOLIO     ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------  --------   ---------   ----------   ------------   ----------   ----------   --------   -------------   ----------
AST Putnam     12/31/96     $18.20      $  0.16       $  1.55       $  1.71      $  (0.32)   $ (0.37)     $  (0.69)      $19.22
  International
    Equity     12/31/95      17.61         0.14          1.44          1.58            --      (0.99)        (0.99)       18.20
               12/31/94      17.34         0.10          0.36          0.46         (0.03)     (0.16)        (0.19)       17.61
               12/31/93      12.74         0.14          4.46          4.60            --         --            --        17.34
               12/31/92      13.90        (0.17)        (0.99)        (1.16)           --         --            --        12.74
Lord Abbett    12/31/96     $14.98      $  0.23       $  2.48       $  2.71      $  (0.17)   $ (0.35)     $  (0.52)      $17.17
  Growth and
    Income     12/31/95      12.00         0.16          3.22          3.38         (0.20)     (0.20)        (0.40)       14.98
               12/31/94      12.06         0.20          0.06          0.26         (0.12)     (0.20)        (0.32)       12.00
               12/31/93      10.70         0.11          1.35          1.46         (0.04)     (0.06)        (0.10)       12.06
               12/31/92(2)   10.00         0.07          0.63          0.70            --         --            --        10.70
JanCap Growth  12/31/96     $15.40      $  0.02       $  4.19       $  4.21      $  (0.02)   $ (0.80)     $  (0.82)      $18.79
               12/31/95      11.22         0.06          4.18          4.24         (0.06)        --         (0.06)       15.40
               12/31/94      11.78         0.06         (0.59)        (0.53)        (0.03)        --         (0.03)       11.22
               12/31/93      10.53         0.03          1.22          1.25            --         --            --        11.78
               12/31/92(3)   10.00        (0.01)         0.54          0.53            --         --            --        10.53
AST Money
  Market       12/31/96     $ 1.00      $0.0492       $0.0005       $0.0497      $(0.0492)  $(0.0005)     $(0.0497)      $ 1.00
               12/31/95       1.00       0.0494            --        0.0494       (0.0494)        --       (0.0494)        1.00
               12/31/94       1.00       0.0369            --        0.0369       (0.0367)   (0.0002)      (0.0369)        1.00
               12/31/93       1.00       0.0252            --        0.0252       (0.0252)        --       (0.0252)        1.00
               12/31/92(4)    1.00       0.0032            --        0.0032       (0.0032)        --       (0.0032)        1.00
Federated
  Utility
  Income       12/31/96     $11.94      $  0.36       $  0.97       $  1.33      $  (0.44)   $    --      $  (0.44)      $12.83
               12/31/95       9.87         0.40          2.09          2.49         (0.42)        --         (0.42)       11.94
               12/31/94      10.79         0.46         (1.20)        (0.74)        (0.16)     (0.02)        (0.18)        9.87
               12/31/93(5)   10.00         0.17          0.62          0.79            --         --            --        10.79
AST Putnam
  Balanced     12/31/96     $12.53      $  0.32       $  1.02       $  1.34      $  (0.25)   $ (0.43)     $  (0.68)      $13.19
               12/31/95      10.49         0.26          2.06          2.32         (0.28)        --         (0.28)       12.53
               12/31/94      10.57         0.27         (0.26)         0.01         (0.07)     (0.02)        (0.09)       10.49
               12/31/93(5)   10.00         0.08          0.49          0.57            --         --            --        10.57

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

(1) Annualized.
(2) Commenced operations on May 1, 1992.
(3) Commenced operations on November 6, 1992.
(4) Commenced operations on November 10, 1992.
(5) Commenced operations on May 4, 1993.

See Notes to Financial Statements.

       ---------------------------------------------------------------------------------------------------------------------
                                                                                                 RATIOS OF NET INVESTMENT
                                                                  RATIOS OF EXPENSES                  INCOME (LOSS)
                                                                TO AVERAGE NET ASSETS             TO AVERAGE NET ASSETS
                                                            ------------------------------    ------------------------------
                       SUPPLEMENTAL DATA                        AFTER           BEFORE            AFTER           BEFORE
       -------------------------------------------------      ADVISORY         ADVISORY         ADVISORY         ADVISORY
                 NET ASSETS AT    PORTFOLIO    AVERAGE       FEE WAIVER       FEE WAIVER       FEE WAIVER       FEE WAIVER
       TOTAL     END OF PERIOD    TURNOVER    COMMISSION     AND EXPENSE      AND EXPENSE      AND EXPENSE      AND EXPENSE
       RETURN     (IN 000'S)        RATE      RATE PAID+    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT
       ------    -------------    --------    ----------    -------------    -------------    -------------    -------------
        9.65%       $346,211        124%        $0.0151         1.16%            1.26%             0.88%            0.78%
       10.00%        268,056         59%             --         1.17%            1.27%             0.88%            0.78%
        2.64%        238,050         49%             --         1.22%            1.32%             0.55%            0.46%
       36.11%        150,646         32%             --         1.52%            1.52%             0.28%            0.28%
       (8.35%)        24,998         55%             --         2.50%            2.50%            (1.62%)          (1.62%)
       18.56%       $530,497         43%        $0.0655         0.97%            0.97%             1.92%            1.92%
       28.91%        288,749         50%             --         0.99%            0.99%             2.50%            2.50%
        2.22%         92,050         60%             --         1.06%            1.06%             2.45%            2.45%
       13.69%         48,385         57%             --         1.22%            1.33%             2.05%            1.94%
        7.00%         10,159         34%             --         0.99%(1)         1.75%(1)          2.49% (1)        1.73% (1)
       28.36%       $892,324         79%        $0.0569         1.10%            1.10%             0.25%            0.25%
       37.98%        431,321        113%             --         1.12%            1.12%             0.51%            0.51%
       (4.51%)       245,645         94%             --         1.18%            1.18%             0.62%            0.62%
       11.87%        157,852         92%             --         1.22%            1.22%             0.35%            0.35%
        5.30%         15,218          2%             --         1.33%(1)         2.21%(1)         (0.90%)(1)       (1.78%)(1)
        5.08%       $549,470         N/A            N/A         0.60%            0.71%             4.87%            4.76%
        5.05%        344,225         N/A             --         0.60%            0.72%             5.38%            5.26%
        3.75%        288,588         N/A             --         0.64%            0.76%             3.90%            3.78%
        2.55%        114,074         N/A             --         0.65%            0.84%             2.53%            2.34%
        0.32%          4,294         N/A             --         0.65%(1)         1.15%(1)          2.43% (1)        1.93% (1)
       11.53%       $123,138         81%        $0.0446         0.93%            0.93%             3.14%            3.14%
       26.13%        107,399         71%             --         0.93%            0.93%             4.58%            4.58%
       (6.95%)        71,205         54%             --         0.99%            0.99%             5.11%            5.11%
        7.90%         57,643          5%             --         1.18%(1)         1.18%(1)          5.09% (1)        5.09% (1)
       11.23%       $286,479        276%        $0.0516         0.94%            0.94%             2.66%            2.66%
       22.60%        255,206        161%             --         0.94%            0.94%             3.28%            3.28%
        0.09%        145,624         87%             --         0.99%            0.99%             3.08%            3.08%
        5.70%         91,591         46%             --         1.13%(1)         1.13%(1)          2.53% (1)        2.53% (1)
       ---------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

----------------------------------------------------------------------------------------------------------------------------
                                              INCREASE (DECREASE) FROM
                                               INVESTMENT OPERATIONS
                                       --------------------------------------            LESS DISTRIBUTIONS
                           NET ASSET      NET                                   -------------------------------------   NET ASSET
                             VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET                     VALUE
                  YEAR     BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END
   PORTFOLIO     ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
--------------- --------   ---------   ----------   ------------   ----------   ----------   --------   -------------   ---------
Federated High
  Yield         12/31/96     $11.14      $ 0.56        $ 0.90        $ 1.46       $(0.47)         --        $(0.47)       $12.13
                12/31/95       9.69        0.38          1.46          1.84        (0.39)         --         (0.39)        11.14
                12/31/94(6)   10.00        0.55         (0.86)        (0.31)          --          --            --          9.69
T. Rowe Price   12/31/96     $12.01      $ 0.27        $ 1.28        $ 1.55       $(0.25)     $(0.04)       $(0.29)       $13.27
  Asset
    Allocation  12/31/95       9.94        0.26          2.02          2.28        (0.21)         --         (0.21)        12.01
                12/31/94(6)   10.00        0.21         (0.27)        (0.06)          --          --            --          9.94
PIMCO Total     12/31/96     $11.34      $ 0.46        $(0.10)       $ 0.36       $(0.28)     $(0.31)       $(0.59)       $11.11
  Return Bond   12/31/95       9.75        0.25          1.55          1.80        (0.21)         --         (0.21)        11.34
                12/31/94(6)   10.00        0.26         (0.51)        (0.25)          --          --            --          9.75
INVESCO Equity
  Income        12/31/96     $12.50      $ 0.27        $ 1.79        $ 2.06       $(0.24)     $(0.33)       $(0.57)       $13.99
                12/31/95       9.75        0.25          2.65          2.90        (0.15)         --         (0.15)        12.50
                12/31/94(6)   10.00        0.16         (0.41)        (0.25)          --          --            --          9.75
Founders
  Capital       12/31/96     $14.25      $(0.03)       $ 2.85        $ 2.82       $   --      $(0.27)       $(0.27)       $16.80
  Appreciation  12/31/95      10.84       (0.04)         3.54          3.50        (0.09)         --         (0.09)        14.25
                12/31/94(6)   10.00        0.11          0.73          0.84           --          --            --         10.84
T. Rowe Price   12/31/96     $10.65      $ 0.06        $ 1.44        $ 1.50       $(0.08)     $   --        $(0.08)       $12.07
  International
    Equity      12/31/95       9.62        0.07          0.99          1.06        (0.01)      (0.02)        (0.03)        10.65
                12/31/94(6)   10.00        0.02         (0.40)        (0.38)          --          --            --          9.62
T. Rowe Price   12/31/96     $10.60      $ 0.23        $ 0.38        $ 0.61       $(0.14)     $(0.17)       $(0.31)       $10.90
  International
    Bond        12/31/95       9.68        0.31          0.75          1.06        (0.14)         --         (0.14)        10.60
                12/31/94(7)   10.00        0.27         (0.59)        (0.32)          --          --            --          9.68

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

(1) Annualized.
(6) Commenced operations on January 4, 1994.
(7) Commenced operations on May 3, 1994.

See Notes to Financial Statements.

     --------------------------------------------------------------------------------------------------------------------------
                                                                                                  RATIOS OF NET INVESTMENT INCOME
                                                                  RATIOS OF EXPENSES                          (LOSS)
                                                                 TO AVERAGE NET ASSETS                 TO AVERAGE NET ASSETS
                                                           ---------------------------------     ---------------------------------
                   SUPPLEMENTAL DATA                           AFTER                                 AFTER
  ----------------------------------------------------       ADVISORY        BEFORE ADVISORY       ADVISORY        BEFORE ADVISORY
             NET ASSETS AT     PORTFOLIO     AVERAGE        FEE WAIVER         FEE WAIVER         FEE WAIVER         FEE WAIVER
  TOTAL      END OF PERIOD     TURNOVER     COMMISSION      AND EXPENSE        AND EXPENSE        AND EXPENSE        AND EXPENSE
  RETURN      (IN 000'S)         RATE       RATE PAID+     REIMBURSEMENT      REIMBURSEMENT      REIMBURSEMENT      REIMBURSEMENT
  ------     -------------     --------     ----------     -------------     ---------------     -------------     ---------------
  13.58%        $205,262           43%            N/A          1.03%              1.03%               8.02%              8.02%
  19.57%          83,692           30%             --          1.11%              1.11%               8.72%              8.72%
  (3.10%)         21,308           41%             --          1.15%(1)           1.34%(1)            9.06%(1)           8.87%(1)
  13.14%        $120,149           31%        $0.0366          1.20%              1.20%               3.02%              3.02%
  23.36%          59,399           18%             --          1.25%              1.29%               3.53%              3.49%
  (0.60%)         23,463           32%             --          1.25%(1)           1.47%(1)            3.64%(1)           3.42%(1)
   3.42%        $360,010          403%            N/A          0.89%              0.89%               5.38%              5.38%
  18.78%         225,335          124%             --          0.89%              0.89%               5.95%              5.95%
  (2.50%)         46,493          139%             --          1.02%(1)           1.02%(1)            5.57%(1)           5.57%(1)
  17.09%        $348,680           58%        $0.0603          0.98%              0.98%               2.83%              2.83%
  30.07%         176,716           89%             --          0.98%              0.98%               3.34%              3.34%
  (2.50%)         65,201           63%             --          1.14%(1)           1.14%(1)            3.41%(1)           3.41%(1)
  20.05%        $220,068           69%        $0.0573          1.16%              1.16%              (0.38%)            (0.38%)
  32.56%          90,460           68%             --          1.22%              1.22%              (0.28%)            (0.28%)
   8.40%          28,559          198%             --          1.30%(1)           1.55%(1)            2.59%(1)           2.34%(1)
  14.17%        $402,559           11%        $0.0255          1.30%              1.30%               0.84%              0.84%
  11.09%         195,667           17%             --          1.33%              1.33%               1.03%              1.03%
  (3.80%)        108,751           16%             --          1.75%(1)           1.77%(1)            0.45%(1)           0.43%(1)
   5.98%        $ 98,235          241%            N/A          1.21%              1.21%               5.02%              5.02%
  11.10%          45,602          325%             --          1.53%              1.53%               6.17%              6.17%
  (3.20%)         15,218          163%             --          1.68%(1)           1.68%(1)            7.03%(1)           7.03%(1)

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  ----------------------------------------------------------------------------------------------------------------------------
                                             INCREASE (DECREASE) FROM
                                              INVESTMENT OPERATIONS
                                      --------------------------------------            LESS DISTRIBUTIONS
                          NET ASSET      NET                                   -------------------------------------   NET ASSET
                            VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET                     VALUE
                YEAR      BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END
PORTFOLIO      ENDED      OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------    --------    ---------   ----------   ------------   ----------   ----------   --------   -------------   ----------
Berger
  Capital
  Growth      12/31/96      $12.40      $ 0.01        $ 2.01        $ 2.02       $(0.03)         --        $(0.03)       $14.39
              12/31/95        9.97        0.04          2.40          2.44        (0.01)         --         (0.01)        12.40
              12/31/94(8)    10.00        0.01         (0.04)        (0.03)          --          --            --          9.97
Founders
  Passport    12/31/96      $10.33      $ 0.09        $ 1.24        $ 1.33       $(0.03)         --        $(0.03)       $11.63
              12/31/95(9)    10.00        0.03          0.30          0.33           --          --            --         10.33
T. Rowe
  Price       12/31/96      $11.11      $ 0.05        $ 3.35        $ 3.40       $(0.02)     $(0.02)       $(0.04)       $14.47
  Natural
  Resources   12/31/95(9)    10.00        0.04          1.07          1.11           --          --            --         11.11
PIMCO
  Limited     12/31/96      $10.47      $ 0.56        $(0.15)       $ 0.41       $(0.05)     $(0.02)       $(0.07)       $10.81
  Maturity
    Bond      12/31/95(9)    10.00        0.05          0.42          0.47           --          --            --         10.47
Robertson
  Stephens
  Value +
  Growth      12/31/96(10)  $10.00      $(0.01)       $ 1.00        $ 0.99           --          --            --        $10.99

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

 (1) Annualized.
 (8) Commenced operations on October 20, 1994.
 (9) Commenced operations on May 2, 1995.
(10) Commenced operations on May 2, 1996.

See Notes to Financial Statements.

        ------------------------------------------------------
                          SUPPLEMENTAL DATA
        ------------------------------------------------------
                    NET ASSETS AT     PORTFOLIO      AVERAGE
         TOTAL      END OF PERIOD     TURNOVER      COMMISSION
        RETURN       (IN 000'S)         RATE        RATE PAID+
        -------     -------------     ---------     ----------
         16.34%        $136,247          156%         $0.0614
         24.42%          45,979           84%              --
         (0.30%)          3,030            5%              --
         12.91%        $117,643          133%         $0.0190
          3.30%          28,455            4%              --
         30.74%        $ 88,534           31%         $0.0238
         11.10%           9,262            2%              --
          3.90%        $209,013          247%             N/A
          4.70%         161,940          205%              --
          9.90%        $ 48,790           77%         $0.0529
        -----------------------------------------------------
        ----------------------------------------------------------------------------------
                  RATIOS OF EXPENSES               RATIOS OF NET INVESTMENT INCOME (LOSS)
                 TO AVERAGE NET ASSETS                      TO AVERAGE NET ASSETS
        -------------------------------------      --------------------------------------
               AFTER                                     AFTER
             ADVISORY        BEFORE ADVISORY           ADVISORY        BEFORE ADVISORY
            FEE WAIVER         FEE WAIVER             FEE WAIVER         FEE WAIVER
            AND EXPENSE        AND EXPENSE            AND EXPENSE        AND EXPENSE
           REIMBURSEMENT      REIMBURSEMENT          REIMBURSEMENT      REIMBURSEMENT
           -------------     ---------------         -------------     --------------
               1.01%              1.01%                   0.24%              0.24%
               1.17%              1.17%                   0.70%              0.70%
               1.25%(1)           1.70%(1)                1.41% (1)          0.97% (1)
               1.36%              1.36%                   1.25%              1.25%
               1.46%(1)           1.46%(1)                0.94% (1)          0.94% (1)
               1.30%              1.30%                   1.08%              1.08%
               1.35%(1)           1.80%(1)                1.28% (1)          0.83% (1)
               0.89%              0.89%                   5.69%              5.69%
               0.89%(1)           0.89%(1)                4.87% (1)          4.87% (1)
               1.33%(1)           1.33%(1)               (0.56%)(1)         (0.56%)(1)
        --------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

American Skandia Trust (the "Trust"), was organized under the laws of the Commonwealth of Massachusetts on October 31, 1988, as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust operates as a series company, issuing eighteen classes of shares of beneficial interest during 1996: AST Putnam International Equity Portfolio ("Putnam International") (formerly, Seligman Henderson International Equity Portfolio), Lord Abbett Growth and Income Portfolio ("Lord Abbett"), JanCap Growth Portfolio ("JanCap"), AST Money Market Portfolio ("Money Market"), Federated Utility Income Portfolio ("Federated"), AST Putnam Balanced Portfolio ("Putnam Balanced") (formerly, AST Phoenix Balanced Asset Portfolio), Federated High Yield Portfolio ("High Yield"), T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), PIMCO Total Return Bond Portfolio ("PIMCO"), INVESCO Equity Income Portfolio ("INVESCO"), Founders Capital Appreciation Portfolio ("Founders"), T. Rowe Price International Equity Portfolio ("T. Rowe"), T. Rowe Price International Bond Portfolio ("International Bond") (formerly, AST Scudder International Bond Portfolio), Berger Capital Growth Portfolio ("Berger"), Founders Passport Portfolio ("Passport") (formerly, Seligman Henderson International Small Cap Portfolio), T. Rowe Price Natural Resources Portfolio ("Natural Resources"), PIMCO Limited Maturity Bond Portfolio ("Limited Maturity"), and Robertson Stephens Value + Growth Portfolio ("Robertson Stephens") (collectively "the Portfolios").

The following is a summary of the Trust's significant accounting policies:

Security Valuation

All Portfolios, other than Money Market: Securities are valued at the close of regular trading on each business day the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Short-term obligations which mature in sixty days or less are valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity are valued at current market value until the sixtieth day prior to maturity, and thereafter are valued on an amortized cost basis based on the value on such date.

Money Market: Securities are valued at amortized cost. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

Foreign Currency Translation and Foreign Currency Exchange Contracts

The Trust's investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates determined prior to the close of the NYSE. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments and foreign currency transactions.

A foreign currency exchange contract (FCEC) is a commitment to purchase or sell a specified amount of

--------------------------------------------------------------------------------

foreign currency at the settlement date at a specified rate. FCECs are used to hedge against foreign exchange rate risk arising from a Portfolio's investment or anticipated investment in securities denominated in foreign currencies. Risks may arise upon entering into FCECs from the potential inability of counterparties to meet the terms of their contracts. Also, when utilizing FCECs, a Portfolio may give up the opportunity to profit from favorable exchange rate movements during the term of the contract. FCECs are marked-to-market daily at the applicable exchange rates and any gains or losses are recorded as unrealized until the contract settlement date.

Futures Contracts and Options

Certain Portfolios may enter into futures contracts for the delayed delivery of securities, currency, or contracts based upon financial indices, at an agreed upon price and date. Such contracts require an initial deposit, either in cash or securities, equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolios, depending on the fluctuations in the value of the underlying instrument, and are recorded as unrealized gains and losses.

Certain Portfolios may write covered call or put options for which premiums are received in cash and are recorded as liabilities, adjusted to reflect the value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased.

For both futures and options, risks arise from possible illiquidity, the potential inability of counterparties to meet the terms of their contracts, and from movements in interest or exchange rates or securities values. Futures and options are valued based on their quoted daily settlement prices.

Investment Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis.

Dividends and Distributions to Shareholders

All Portfolios other than Money Market: Dividends and distributions arising from net investment income and net realized capital gains, if any, are declared and paid annually.

Money Market: Dividends from net investment income are declared daily and paid monthly, and capital gains, if any, are declared and paid annually.

Distributions to shareholders are recorded on their ex-dividend date.

2.  INVESTMENT MANAGEMENT AGREEMENTS,
    INVESTMENT SUB-ADVISORY AGREEMENTS
    AND TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into Investment Management Agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
Putnam Investment Management, Inc. for Putnam International and Putnam Balanced, Lord, Abbett & Co. for Lord Abbett, Janus Capital

--------------------------------------------------------------------------------

Corporation for JanCap, J. P. Morgan Investment Management Inc. for Money Market, Federated Investment Counseling for Federated and High Yield, T. Rowe Price Associates, Inc. for Asset Allocation and Natural Resources, Pacific Investment Management Co. for PIMCO and Limited Maturity, INVESCO Trust Co. for INVESCO, Founders Asset Management, Inc. for Founders and Passport, Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for T. Rowe and International Bond, Berger Associates, Inc. for Berger, and Robertson, Stephens & Company Investment Management, L.P. for Robertson Stephens. The Investment Manager receives a fee computed daily and paid monthly based on an annual rate of 1.00%, .75%, .90%, .50%, .75%, .75%, .75%, .85%, .65%, .75%, .90%, 1.00%,
 .80%, .75%, 1.00%, .90%, .65%, and 1.00% of the average daily net assets of the Putnam International, Lord Abbett, JanCap, Money Market, Federated, Putnam Balanced, High Yield, Asset Allocation, PIMCO, INVESCO, Founders, T. Rowe, International Bond, Berger, Passport, Natural Resources, Limited Maturity, and Robertson Stephens Portfolios, respectively. The fees for Putnam International are at the rate of .85% for average daily net assets in excess of $75 million, for Federated are at the rate of .60% for average daily net assets in excess of $50 million and for Putnam Balanced are at the rate of .70% for average daily net assets in excess of $300 million. The Investment Manager is currently voluntarily waiving .05% of its fee for Money Market.

The Investment Manager pays each Sub-advisor a fee computed daily and payable monthly based on an annual rate of .65%, .50%, .60%, .25%, .50%, .45%, .50%,
 .50%, .30%, .50%, .65%, .75%, .40%, .55%, .60%, .60%, .30%, and .60% of the
average daily net assets of the Putnam International, Lord Abbett, JanCap, Money Market, Federated, Putnam Balanced, High Yield, Asset Allocation, PIMCO, INVESCO, Founders, T. Rowe, International Bond, Berger, Passport, Natural Resources, Limited Maturity, and Robertson Stephens Portfolios, respectively. The Sub-advisors for JanCap, Money Market, and T. Rowe are currently voluntarily waiving a portion of the fee payable to them by the Investment Manager. The annual rates of the fees payable by the Investment Manager to the Sub-advisors of all Portfolios, other than International Bond, are reduced for Portfolio net assets in excess of specified levels.

On April 12, 1996, the shareholders of the AST Scudder International Bond Portfolio approved new Investment Management and Sub-Advisory Agreements, effective May 1, 1996. Under the new Sub-Advisory Agreement, Rowe Price-Fleming International, Inc., became Sub-advisor to the Portfolio. Effective May 1, 1996, the name of the Portfolio was changed to the T. Rowe Price International Bond Portfolio. Prior to May 1, 1996, the Investment Manager received a fee computed daily and paid monthly based on an annual rate of 1.00% of the average daily net assets of the Portfolio. Scudder, Stephens & Clark, Inc. served as Sub-advisor for an annual rate of .60% of the average daily net assets of the Portfolio.

On October 11, 1996, the shareholders of the Seligman Henderson International Equity Portfolio ("Henderson"), AST Phoenix Balanced Asset Portfolio ("Balanced") and Seligman Henderson International Small Cap Portfolio ("Small Cap") approved new Investment Management and Sub-Advisory Agreements, effective October 15, 1996. Under the new Sub-Advisory Agreements, Putnam Investment Management, Inc. became Sub-advisor to the Henderson and Balanced Portfolios and Founders Asset Management, Inc. became Sub-advisor to the Small Cap Portfolio. Effective October 15, 1996, the names of the Portfolios were changed to AST Putnam International Equity Portfolio, AST Putnam Balanced Portfolio, and Founders Passport Portfolio for the Henderson, Balanced, and Small Cap Portfolios, respectively. Prior to October 15, 1996, Seligman Henderson Co., a joint venture between J. & W. Seligman & Co. Incorporated and Henderson International, Inc. served as Sub-advisor for the Henderson and

--------------------------------------------------------------------------------

Small Cap Portfolios and Phoenix Investment Counsel, Inc. served as Sub-advisor for the Balanced Portfolio. Prior to October 15, 1996, the Investment Manager received a fee computed daily and paid monthly based on an annual rate of 1.00%,
 .75% and 1.00% of the average daily net assets of the Henderson, Balanced, and Small Cap Portfolios, respectively. The Investment Manager waived .15% of its fee for Henderson on average daily net assets in excess of $75 million. The Investment Manager paid each Sub-advisor a fee computed daily and payable monthly based on an annual rate of 1.00%, .50% and .60% of the average daily net assets of the Henderson, Balanced, and Small Cap Portfolios, respectively. The annual rates of the fees paid by the Investment Manager to the Sub-advisors of each Portfolio were reduced for Portfolio net assets in excess of specified levels.

The Investment Manager has agreed to reimburse each Portfolio for the amount, if any, by which the total operating and management expenses (after fee waivers and expense reimbursements) of the Portfolio for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation. The Investment Management Agreement with each Portfolio also provides that the Investment Manager will reimburse the Portfolio to prevent its expenses from exceeding a specific percentage limit. During the year ended December 31, 1996, the Investment Manager reimbursed Money Market for expenses pursuant to those provisions.

The Trust has entered into an agreement with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of .10% of each Portfolio's average daily net assets.

Certain officers and/or Trustees of the Trust are also officers and/or directors of the Investment Manager. During the year ended December 31, 1996, the Trust made no direct payments to its officers or interested Trustees.

3.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold, excluding short-term obligations, during the year ended December 31, 1996 were ($ in thousands): $432,812 and $370,749 for Putnam International, $379,695 and $155,746 for Lord Abbett, $742,468 and $467,531 for JanCap, $94,268 and $90,156
for Federated, $744,181 and $634,180 for Putnam Balanced, $163,459 and $54,732 for High Yield, $75,595 and $24,930 for Asset Allocation, $1,580,935 and $1,282,195 for PIMCO, $271,082 and $135,460 for INVESCO, $180,472 and $85,656
for Founders, $206,324 and $32,392 for T. Rowe, $194,274 and $151,373 for
International Bond, $195,711 and $121,117 for Berger, $160,182 and $90,198 for Passport, $78,088 and $11,188 for Natural Resources, $542,165 and $400,931 for Limited Maturity, and $54,447 and $12,517 for Robertson Stephens.

4.  TAX MATTERS

It is the Trust's policy to comply with the requirements of the Internal Revenue Code pertaining to regulated investment companies and to distribute all of its taxable income, as well as any net realized gains, to its shareholders. Therefore, no federal income or excise tax provision has been made. Foreign taxes have been provided for on dividend and interest income earned on foreign investments in accordance with the applicable country's tax rates and, to the extent unrecoverable, are recorded as a reduction of investment income.

Tax Cost of Investments

At December 31, 1996, the net unrealized appreciation or depreciation based on the cost of investments for

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

--------------------------------------------------------------------------------

federal income tax purposes was as follows ($ in thousands):

                           TAX          GROSS          GROSS       NET UNREALIZED
                         COST OF      UNREALIZED     UNREALIZED     APPRECIATION
                       INVESTMENTS   APPRECIATION   DEPRECIATION   (DEPRECIATION)
                       -----------   ------------   ------------   --------------
Putnam
 International........  $ 322,005      $ 28,977       $ (5,101)       $ 23,876
Lord Abbett...........    457,800        74,563         (3,805)         70,758
JanCap................    692,487       184,437         (3,938)        180,499
Money Market..........    548,206            --             --              --
Federated.............    110,631        13,279         (1,259)         12,020
Putnam Balanced.......    288,453        11,294         (3,696)          7,598
High Yield............    192,729        10,790         (1,881)          8,909
Asset Allocation......    107,951        13,406         (1,700)         11,706
PIMCO.................    427,007         5,138           (781)          4,357
INVESCO...............    294,477        45,218         (3,011)         42,207
Founders..............    190,972        43,161         (5,779)         37,382
T. Rowe...............    338,578        62,816        (17,260)         45,556
International Bond....     86,891         2,494           (629)          1,865
Berger................    120,843        16,651         (1,419)         15,232
Passport..............    111,679         9,522         (4,276)          5,246
Natural Resources.....     88,546         9,797         (2,092)          7,705
Limited Maturity......    237,630           834         (2,085)         (1,251)
Robertson Stephens....     45,590         3,751           (985)          2,766

Capital Loss Carryforwards

At December 31, 1996, for federal income tax purposes, capital loss carryforwards ($ in thousands) which may be applied against future net taxable realized gains of each succeeding year until the earlier of utilization or expiration in 2004 were: $3,901 for PIMCO, $521 for Founders, $1,177 for Limited Maturity, and $8 for Robertson Stephens.

Reporting of Distributions

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Other financial statement reclassifications, due to permanent differences between book and tax accounting, had no effect on the net assets or net asset value per share.

5.  WRITTEN OPTION TRANSACTIONS

Written option transactions entered into during the year ended December 31, 1996 are summarized as follows ($ in thousands):

                                 PIMCO                   LIMITED MATURITY
                        ------------------------     ------------------------
                           NUMBER                       NUMBER
     PUT OPTIONS        OF CONTRACTS     PREMIUM     OF CONTRACTS     PREMIUM
----------------------  ------------     -------     ------------     -------
Balance at beginning
 of year..............        80         $   32            --           $--
Written...............     1,262          1,014           143            44
Expired...............       (80)           (32)           --            --
Exercised.............      (100)          (115)           --            --
Closing buys..........      (200)          (230)           --            --
                           -----         ------         -----         -----
Balance at end of
 year.................       962         $  669           143           $44
                           =====         ======         =====         =====

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

--------------------------------------------------------------------------------

                                          INTERNATIONAL BOND
                             ---------------------------------------------
                                 CALL OPTIONS             PUT OPTIONS
                             --------------------     --------------------
                             PRINCIPAL                PRINCIPAL
                             IN LOCAL                 IN LOCAL
                             CURRENCY                 CURRENCY
                              (000)       PREMIUM      (000)       PREMIUM
                             --------     -------     --------     -------
Balance at beginning of
 year:
British Pound..............      12        $  13          --        $  --
German Deutschemark........      23           24          --           --
Italian Lira...............       2            2          --           --
Japanese Yen...............      --           --          13           16
Swedish Kroner.............      13           16          --           --
                                          ------                    -----
                                              55                       16
                                          ------                    -----
Written:
Australian Dollar..........      --           --           8            5
British Pound..............      12           16          --           --
German Deutschemark........      63           40          50           54
Italian Lira...............      14           10          --           --
Japanese Yen...............      --           --          38           43
Swedish Kroner.............      48           46          10            9
                                          ------                    -----
                                             112                      111
                                          ------                    -----
Expired:
British Pound..............     (12)         (13)         --           --
German Deutschemark........     (23)         (24)        (50)         (54)
Italian Lira...............     (16)         (12)         --           --
Japanese Yen...............      --           --         (38)         (43)
Swedish Kroner.............     (27)         (30)        (10)          (9)
                                          ------                    -----
                                             (79)                    (106)
                                          ------                    -----
Closing Buys:
Australian Dollar..........      --           --          (8)          (5)
British Pound..............     (12)         (16)         --           --
German Deutschemark........     (63)         (40)         --           --
Japanese Yen...............      --           --         (13)         (16)
Swedish Kroner.............     (34)         (32)         --           --
                                          ------                    -----
                                             (88)                     (21)
                                          ------                    -----
Balance at end of year.....                $  --                    $  --
                                          ======                    =====

At December 31, 1996, PIMCO and Limited Maturity had sufficient cash and/or securities at least equal to the value of written options.

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

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
AMERICAN SKANDIA TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AST Putnam International Equity Portfolio (formerly Seligman Henderson International Equity Portfolio), Lord Abbett Growth and Income Portfolio, JanCap Growth Portfolio, AST Money Market Portfolio, Federated Utility Income Portfolio, AST Putnam Balanced Portfolio (formerly AST Phoenix Balanced Asset Portfolio), Federated High Yield Portfolio, T. Rowe Price Asset Allocation Portfolio, PIMCO Total Return Bond Portfolio, INVESCO Equity Income Portfolio, Founders Capital Appreciation Portfolio, T. Rowe Price International Equity Portfolio, T. Rowe Price International Bond Portfolio (formerly AST Scudder International Bond Portfolio), Berger Capital Growth Portfolio, Founders Passport Portfolio (formerly Seligman Henderson International Small Cap Portfolio), T. Rowe Price Natural Resources Portfolio, PIMCO Limited Maturity Bond Portfolio, and Robertson Stephens Value + Growth Portfolio of American Skandia Trust ("the Trust") as of December 31, 1996, the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodians and brokers and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of AST Putnam International Equity Portfolio, Lord Abbett Growth and Income Portfolio, JanCap Growth Portfolio, AST Money Market Portfolio, Federated Utility Income Portfolio, AST Putnam Balanced Portfolio, Federated High Yield Portfolio, T. Rowe Price Asset Allocation Portfolio, PIMCO Total Return Bond Portfolio, INVESCO Equity Income Portfolio, Founders Capital Appreciation Portfolio, T. Rowe Price International Equity Portfolio, T. Rowe Price International Bond Portfolio, Berger Capital Growth Portfolio, Founders Passport Portfolio, T. Rowe Price Natural Resources Portfolio, PIMCO Limited Maturity Bond Portfolio, and Robertson Stephens Value + Growth Portfolio of American Skandia Trust as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 7, 1997

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